Exhibit 10.57 EXECUTION VERSION Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SENIOR SECURED TERM LOAN FACILITY AGREEMENT dated as of May 19, 2020 among NEW RESIDENTIAL INVESTMENT CORP., as Parent and the Borrower, and CERTAIN SUBSIDIARIES OF NEW RESIDENTIAL INVESTMENT CORP., as Subsidiary Guarantors, THE LENDERS PARTY HERETO and CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent _____________________________________________________________ $600,000,000 Senior Secured Term Loan Facility _____________________________________________________________

Table of Contents Page ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.1 Definitions................................................................................................................1 Section 1.2 Accounting Terms ..................................................................................................37 Section 1.3 Interpretation, Etc ..................................................................................................37 Section 1.4 Timing of Payment or Performance .......................................................................38 ARTICLE II THE FACILITY Section 2.1 Term Loan Facility ................................................................................................38 Section 2.2 Pro Rata Shares; Availability of Funds ..................................................................40 Section 2.3 Use of Proceeds ......................................................................................................41 Section 2.4 Evidence of Debt; Register; Lenders’ Books and Records; Notes ........................41 Section 2.5 Interest....................................................................................................................42 Section 2.6 Exercise of Warrants ..............................................................................................42 Section 2.7 Default Interest.......................................................................................................42 Section 2.8 Payments ................................................................................................................42 Section 2.9 Voluntary Prepayments ..........................................................................................43 Section 2.10 Mandatory Prepayment ..........................................................................................43 Section 2.11 Application of Prepayments ...................................................................................45 Section 2.12 General Provisions Regarding Payments ...............................................................46 Section 2.13 Ratable Sharing ......................................................................................................47 Section 2.14 [Reserved] ..............................................................................................................48 Section 2.15 Increased Costs; Capital Adequacy; Liquidity ......................................................48 Section 2.16 Taxes; Withholding, Etc ........................................................................................49 Section 2.17 Obligation to Mitigate ............................................................................................53 Section 2.18 [Reserved] ..............................................................................................................54 Section 2.19 Removal or Replacement of Lender ......................................................................54 Section 2.20 Incremental Facilities .............................................................................................54 ARTICLE III CONDITIONS PRECEDENT Section 3.1 Conditions Precedent to Effective Date .................................................................57

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1	Organization and Qualification	59
Section 4.2	Corporate Authorization	59
Section 4.3	Equity Interests and Ownership	59
Section 4.4	No Conflict	59
Section 4.5	Governmental Consents	60
Section 4.6	Binding Obligation	60
Section 4.7	Financial Statements	60
Section 4.8	No Material Adverse Change	60
Section 4.9	Tax Returns and Payments	61
Section 4.10	Environmental Matters	61
Section 4.11	Governmental Regulation	61
Section 4.12	Employee Matters	61
Section 4.13	ERISA	62
Section 4.14	Margin Stock	62
Section 4.15	Solvency	62
Section 4.16	Disclosure	62
Section 4.17	Sanctions; PATRIOT Act; Anti-Corruption	63
Section 4.18	Security Documents	63
Section 4.19	Adverse Proceedings; Compliance with Law	63
Section 4.20	Properties	64
Section 4.21	Use of Proceeds	64
Section 4.22	EEA Financial Institution	64
Section 4.23	Beneficial Ownership Certificate	64

ARTICLE V

AFFIRMATIVE COVENANTS

Section 5.1	Financial Statements and Other Reports	64
Section 5.2	Existence	68
Section 5.3	Payment of Taxes	68
Section 5.4	Insurance	68
Section 5.5	Books and Records; Inspections	68
Section 5.6	Conference Calls	69
Section 5.7	Compliance with Laws	69
Section 5.8	Environmental	69
Section 5.9	Additional Subsidiary Guarantors	69
Section 5.10	Further Assurances	70
Section 5.11	Maintenance of Properties	70
Section 5.12	AML; Sanctions	71
Section 5.13	Post-Closing Covenant	71

ii

ARTICLE VI NEGATIVE COVENANTS Section 6.1 Indebtedness ...........................................................................................................71 Section 6.2 Liens .......................................................................................................................74 Section 6.3 No Further Negative Pledges .................................................................................74 Section 6.4 Limitations on Prepayment of, and Modifications to, Unsecured or Subordinated Indebtedness ....................................................................................75 Section 6.5 Dividends ...............................................................................................................75 Section 6.6 Investments ............................................................................................................77 Section 6.7 Financial Covenants ...............................................................................................79 Section 6.8 Fundamental Changes ............................................................................................80 Section 6.9 Transactions with Affiliates ...................................................................................81 Section 6.10 Intermediate Entities ..............................................................................................82 Section 6.11 Conduct of Business ..............................................................................................82 Section 6.12 No Change to Organizational Documents .............................................................82 Section 6.13 Use of Proceeds ......................................................................................................82 Section 6.14 Negative Pledge .....................................................................................................82 Section 6.15 Unencumbered Asset Equity Pledge Subsidiaries .................................................83 ARTICLE VII GUARANTY Section 7.1 Guaranty of the Obligations ...................................................................................84 Section 7.2 Contribution by Subsidiary Guarantors .................................................................84 Section 7.3 Payment by Subsidiary Guarantors ........................................................................85 Section 7.4 Liability of Subsidiary Guarantors Absolute .........................................................85 Section 7.5 Waivers by Subsidiary Guarantors ........................................................................87 Section 7.6 Subsidiary Guarantors’ Rights of Subrogation, Contribution, Etc ........................88 Section 7.7 Subordination of Other Obligations .......................................................................88 Section 7.8 Continuing Guaranty ..............................................................................................89 Section 7.9 Authority of Subsidiary Guarantors or Parent .......................................................89 Section 7.10 Financial Condition of Parent ................................................................................89 Section 7.11 Bankruptcy, Etc ......................................................................................................89 Section 7.12 Discharge of Guaranty Upon Sale of any Subsidiary Guarantor ...........................90 ARTICLE VIII EVENTS OF DEFAULT Section 8.1 Events of Default ...................................................................................................90 Section 8.2 Right to Cure ..........................................................................................................93 iii

ARTICLE IX AGENTS Section 9.1 Appointment of Agents ..........................................................................................94 Section 9.2 Powers and Duties..................................................................................................94 Section 9.3 General Immunity ..................................................................................................95 Section 9.4 Agents Entitled to Act as Lender ...........................................................................96 Section 9.5 Lenders’ Representations, Warranties and Acknowledgment ...............................97 Section 9.6 Indemnity ...............................................................................................................97 Section 9.7 Successor Administrative Agent and Collateral Agent .........................................97 Section 9.8 Security Documents and Guaranty ........................................................................98 Section 9.9 Withholding Taxes ...............................................................................................100 Section 9.10 Administrative Agent May File Proofs of Claim .................................................100 ARTICLE X MISCELLANEOUS Section 10.1 Notices .................................................................................................................100 Section 10.2 Expenses ..............................................................................................................101 Section 10.3 Indemnity .............................................................................................................102 Section 10.4 Set-Off..................................................................................................................102 Section 10.5 Amendments and Waivers ...................................................................................103 Section 10.6 Successors and Assigns; Participations ...............................................................106 Section 10.7 Survival of Representations, Warranties and Agreements ..................................111 Section 10.8 No Waiver; Remedies Cumulative ......................................................................111 Section 10.9 Marshalling; Payments Set Aside ........................................................................111 Section 10.10 Severability ..........................................................................................................112 Section 10.11 Obligations Several; Independent Nature of Lenders’ Rights .............................112 Section 10.12 Headings ..............................................................................................................112 Section 10.13 APPLICABLE LAW ...........................................................................................112 Section 10.14 CONSENT TO JURISDICTION .........................................................................112 Section 10.15 Confidentiality .....................................................................................................113 Section 10.16 Usury Savings Clause ..........................................................................................115 Section 10.17 Counterparts .........................................................................................................115 Section 10.18 Effectiveness; Entire Agreement; No Third Party Beneficiaries .........................115 Section 10.19 PATRIOT Act ......................................................................................................116 Section 10.20 Electronic Execution of Loan Documents ...........................................................116 Section 10.21 No Fiduciary Duty ...............................................................................................116 Section 10.22 WAIVER OF JURY TRIAL ................................................................................116 Section 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions............................................................................................................117 iv

SCHEDULES: 1.1(a) Effective Date Term Loan Commitments and Second Draw Term Loan Commitments 1.1(b) Principal Office 1.1(c) Servicing Advance Entities 1.1(d) Subsidiary Guarantors 1.1(e) Restricted Subsidiaries 1.1(f) Unencumbered Asset (Long Term) Equity Pledge Subsidiaries 1.1(g) Unencumbered Asset (Short Term) Equity Pledge Subsidiaries 1.1(h) Operating Reserves 4.1 Organization and Qualification 4.3 Equity Interests and Ownership 6.1 Certain Indebtedness 6.2 Certain Liens 10.1(a) Notice Addresses EXHIBITS: A Borrowing Notice B Note C Compliance Certificate D-1 Assignment Agreement D-2 Affiliated Lender Assignment Agreement D-3 Notice of Affiliate Assignment E-1-4 U.S. Tax Compliance Certificates F-1 Effective Date Certificate F-2 Solvency Certificate G Counterpart Agreement H Joinder Agreement v

SENIOR SECURED TERM LOAN FACILITY AGREEMENT This SENIOR SECURED TERM LOAN FACILITY AGREEMENT, dated as of May 19, 2020, is entered into by and among NEW RESIDENTIAL INVESTMENT CORP., a Delaware corporation (“Parent”), CERTAIN SUBSIDIARIES OF NEW RESIDENTIAL INVESTMENT CORP., as Subsidiary Guarantors, THE LENDERS PARTY HERETO FROM TIME TO TIME and CORTLAND CAPITAL MARKET SERVICES LLC (“Cortland”), as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, the “Collateral Agent”). WITNESSETH: WHEREAS, Parent has requested the Lenders extend credit in the form of term loans on the Effective Date or the Second Draw Date, as applicable, in an aggregate principal amount not in excess of $600,000,000. WHEREAS, the Lenders are willing to extend such credit to Parent on the terms and subject to the conditions set forth herein. WHEREAS, the proceeds of the Loans extended by the Lenders hereunder on the Effective Date or the Second Draw Date, as applicable, are to be used in accordance with Section 2.3. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings: “ACH” has the meaning specified in the definition of Cash Management Obligations. “Administrative Agent” has the meaning specified in the preamble hereto. “Adverse Proceeding” means any action, suit, demand, claim, proceeding, hearing (in each case, whether administrative, judicial (civil or criminal) or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Parent or any Restricted Subsidiary) at law or in equity, or before or by any Governmental Authority, domestic or foreign, whether pending or, to the knowledge of Parent, threatened against or affecting Parent or any Restricted Subsidiary or any property of Parent or any Restricted Subsidiary. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise; provided that, with respect to Parent and its Subsidiaries, the term “Affiliate” shall be deemed to include Fortress Investment Group LLC and its Control Investment Affiliates (other than Debt Fund Affiliates); provided, further, that no Canyon Lender nor any of its Subsidiaries or Affiliates shall be deemed to be Affiliates of Parent or any of its Subsidiaries under this Agreement or the other Loan Documents. “Affiliated Lender” means, at any time, any Lender that is any Affiliate of Parent, other than any Debt Fund Affiliate. “Affiliated Lender Assignment Agreement” means an Assignment and Assumption Agreement for an Affiliated Lender substantially in the form of Exhibit D-2, with such amendments or modifications as may be approved by the Administrative Agent in its reasonable discretion. “Affiliated Lender Cap” has the meaning specified in Section 10.6(h)(iv). “Agent” means each of the Administrative Agent and the Collateral Agent. “Agent Fee Letter” means that certain fee letter, dated as of May 19, 2020, by and between Parent and the Administrative Agent “Aggregate Amounts Due” has the meaning specified in Section 2.13. “Aggregate Payments” has the meaning specified in Section 7.2. “Agreement” means this Senior Secured Term Loan Facility Agreement, dated as of May 19, 2020, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof. “Allocation” has the meaning specified in Section 2.16(i). “Anti-Bribery and Anti-Corruption Laws” means applicable laws and regulations addressing prohibitions against improper payments and bribery of officers, directors, employees, agents and affiliates of Governmental Authorities or commercial parties, particularly local laws in effect in the applicable jurisdiction, including, without limitation, Corrupt Practices Laws. “Anti-Terrorism and Money Laundering Laws” means applicable laws and regulations, including, but not limited to, the PATRIOT Act, (a) prohibiting transactions with Persons who (i) commit, threaten to commit, or support terrorism, and/or (ii) participate in monetary transactions in property derived from specified unlawful activity, or (b) otherwise relating to prohibitions in connection with the illegal laundering of the proceeds of any criminal activity and preventing the funds, proceeds and revenue of Parent, any other Loan Party and their 2 respective Affiliates from being used in connection with the advancement of criminal activity, including, without limitation, the PATRIOT Act and “know your customer” rules. “Anticipated Cure Deadline” has the meaning specified in Section 8.2(a). “ASC” has the meaning specified in the definition of Core Earnings. “Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit D-1, with such amendments or modifications as may be approved by the Administrative Agent in its reasonable discretion, or, if applicable, an Affiliated Lender Assignment Agreement. “Assignment Effective Date” has the meaning specified in Section 2.4(b). “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, chief financial officer or treasurer. “Available Excess Cash” means, as of the last day of each month, the amount by which (i) the Cash and Cash Equivalents of Parent and its wholly owned Subsidiaries as of the end of such month exceeds (ii) the operating reserves with respect to such month, calculated as set forth on Schedule 1.1(h) (subject to adjustment pursuant to Section 2.10(c)), as reflected in the relevant Compliance Certificate. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute and all of the rules and regulations issued or promulgated in connection therewith. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Beneficiary” means each Agent and each Lender. 3

“Big Boy Letter” means a letter from a Lender acknowledging that (a) an Affiliated Lender may have information regarding Parent and its Subsidiaries or Parent and its Subsidiaries’ ability to perform the Obligations, or any other material information that has not previously been disclosed to the Agents and the Lenders (“Excluded Information”), (b) the Excluded Information may not be available to such Lender, (c) such Lender has independently and without reliance on any other party made its own analysis and determined to assign Loans to an Affiliated Lender pursuant to Section 10.6(h) notwithstanding its lack of knowledge of the Excluded Information and (d) such Lender waives and releases any claims it may have against the Agents, such Affiliated Lender, Parent and its Subsidiaries with respect to the nondisclosure of the Excluded Information; or otherwise in form and substance reasonably satisfactory to such Affiliated Lender and assigning Lender. “Board of Governors” means the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Borrower Materials” has the meaning specified in Section 10.15(b). “Borrowing” means a borrowing consisting of the same Class of Loans. “Borrowing Notice” means a written notice executed by an Authorized Officer of Parent substantially in the form of Exhibit A. “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close. “Canyon Lender” means any Lender that is an affiliate or Subsidiary of, or managed by, Canyon Partners, LLC or an affiliate thereof. “Capitalized Lease Obligation” means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP. “Cash” means money, currency or a credit balance on hand or in any demand or Deposit Account. “Cash Equivalents” means, as at any date of determination, any of the following: (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof; (ii) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government; (iv) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s Ratings Group (“S&P”) or P-1 or the equivalent thereof by Moody’s Investors 4

Service, Inc. (“Moody’s”) and in either case maturing within 90 days after the day of acquisition; (v) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (vi) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; or (vii) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (i) through (vi) of this definition. “Cash Liquidity” means, as at any date of determination, the aggregate amount of unrestricted Cash and Cash Equivalents of Parent and its Subsidiaries as of such determination date and calculated on a consolidated basis in accordance with GAAP. “Cash Management Obligations” means obligations of Parent or any Restricted Subsidiary in relation to (i) treasury, depository or cash management services, arrangements or agreements (including, without limitation, credit, debt or other purchase card programs and intercompany cash management services) or any automated clearinghouse (“ACH”) transfers of funds (including reimbursement and indemnification obligations with respect to letters of credit or similar instruments), and (ii) netting services, overdraft protections, controlled disbursement, ACH transactions, return items, interstate deposit network services, supplier services, cash pooling and operational foreign exchange management, Society for Worldwide Interbank Financial Telecommunication transfers and similar programs. “Change in Law” means the occurrence, after the Effective Date (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rules, guideline, requirement or directive (whether or not having the force of law) by any Governmental Authority; provided, however, that notwithstanding anything herein to the contrary, (i) the Dodd- Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed a “Change in Law” regardless of the date enacted, adopted, issued or implemented. “Change of Control” means any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than Permitted Holders shall have acquired beneficial ownership or control of 40% or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of Parent. “Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Effective Date Term Loan Exposure, (b) Lenders having Second Draw Term 5

Loan Exposure and (c) Lenders having New Term Loan Exposure of each applicable Series and (ii) with respect to Loans, each of the following classes of Loans: (a) Effective Date Term Loans, (b) Second Draw Term Loans and (c) each Series of New Term Loans. “Collateral” means, collectively, all of the property in which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations. “Collateral Agent” has the meaning specified in the preamble hereto. “Commitment” means the Effective Date Term Loan Commitment, the Second Draw Term Loan Commitment or the New Term Loan Commitment of a Lender and “Commitments” means such commitments of all Lenders. “Commodity Agreement” means any commodity futures contract, commodity swap, commodity option or other similar agreement or arrangement designed to protect against fluctuations in the price of commodities or to otherwise manage commodity prices or the risk of fluctuations in commodity prices. “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C, which provides detailed calculations of compliance by Parent with the financial covenants set forth in Section 6.7 and Available Excess Cash for the relevant period. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with, except as otherwise set forth herein, applicable principles of consolidation under GAAP. “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Contributing Guarantors” has the meaning specified in Section 7.2. “Control Investment Affiliate” means, as applied to any Person, any other Person (a) directly or indirectly controlling, controlled by, or under common control with, that Person and (b) that exists primarily for the purpose of making equity or debt investments in one or more companies. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise. “Convertible Notes” means debt securities, the terms of which provide for conversion into, or exchangeable for, Equity Interests of Parent, cash in lieu thereof and/or a combination of Equity Interests and cash in lieu thereof. “Core Earnings” means, for any period, the net income (or loss) of Parent and its Subsidiaries on a Consolidated basis for such period, as adjusted to (a) exclude (i) all 6 impairments and all realized and unrealized gains or losses (including impairment on unconsolidated investments), (ii) reserves for expected credit losses required under ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326) – Measurement of Credit Losses on Financial Instruments, (iii) non-capitalized transaction-related expenses, (iv) incentive compensation paid to the Manager, (v) deferred taxes, (vi) amortization of intangibles and (vii) accreted interest income on residential mortgage-backed securities where Parent and its Subsidiaries receive par upon the exercise of associated call rights based on the estimated value of the underlying collateral, net of related costs including advance payments, (b) include (i) accretion on held-for-sale loans and held-for-investment loans accounted for under the fair value option, as if they continued to be held-for investment, (ii) impairment on tangible assets and (iii) realized and unrealized gains or losses included in the servicing and origination segments, and (c) adjust consumer loans accounted for under fair value option, FASB Accounting Standards Codification (“ASC”) Nos. 310-20 and 310-30, to a level yield. “Corrupt Practices Laws” means (i) the United States Foreign Corrupt Practices Act of 1977 (Pub. L. No. 95 213, §§101 104), as amended, (ii) the UK Bribery Act 2010, and (iii) any other anti-corruption laws applicable to Parent and its Subsidiaries and the conduct of their business. “Cortland” has the meaning specified in the preamble hereto. “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit G delivered by a Loan Party pursuant to Section 5.9, with such amendments or modifications as may be approved by the Administrative Agent in its reasonable discretion. “Credit Enhancement Agreements” means, collectively, any documents, instruments, guarantees or agreements entered into by Parent, any of its Subsidiaries or any Securitization Entity for the purpose of providing credit support (in a manner that is consistent with market practice and a form that is reasonably customary, in each case as determined in good faith by Parent) with respect to any Permitted Funding Indebtedness or Permitted Securitization Indebtedness. “Cure Amount” has the meaning specified in Section 8.2(a). “Cure Right” has the meaning specified in Section 8.2(a). “Currency Agreement” means any foreign exchange contract, currency swap agreement or other agreement or arrangement designed to protect against fluctuations in currency values or otherwise manage currency exchange rates or currency exchange rate risk. “Debt Fund Affiliate” means, with respect to any Person, a bona fide debt fund that is an Affiliate of such Person and that is primarily engaged in, or advises fund or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course of its business, whose managers have fiduciary duties to the investors independent of their duties to such Person or other Affiliates, and with respect to which such Person and its other Affiliates do not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity. 7

“Default” means a condition or event described in Section 8.1 that, after notice or lapse of time or both, would unless cured or waived constitute an Event of Default. “Default Rate” has the meaning specified in Section 2.7. “Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit. “Designated Jurisdiction” means any country or territory, to the extent that such country or territory itself is the subject of any comprehensive Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region). “Disposition” has the meaning specified in Section 6.8. “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than for Qualified Equity Interests), in whole or in part, (iii) provides for scheduled payments or dividends in cash or (iv) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Maturity Date at the time such Equity Interests are issued; provided that any Equity Interest which, by its terms, provides for dividends in cash to be payable prior to the date that is 91 days after the latest Maturity Date at the time such Equity Interests are issued solely to the extent that such payment is not prohibited by Section 6.5 of this Agreement shall not be a Disqualified Equity Interest. “Dividend” means, with respect to any Person, that such Person has, directly or indirectly, declared or paid a dividend, distribution or returned any other amount with respect to any Equity Interests to its stockholders, shareholders, partners or members or authorized or made any other distribution, payment or delivery of property, cash or other assets to its stockholders, shareholders, partners or members in their capacity as such, or redeemed, retired, purchased or otherwise acquired or terminated or cancelled, directly or indirectly, for a consideration (whether in cash, securities or other property) any shares of any class of its capital stock or any other Equity Interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other Equity Interests). “Dollars” and the sign “$” mean the lawful money of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. 8

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 3.1 are satisfied (or waived in accordance with Section 10.5), which date is anticipated to be May 20, 2020. “Effective Date Certificate” means a certificate substantially in the form of Exhibit F-1. “Effective Date Term Loan Commitment” means the commitment of a Lender to make or otherwise fund an Effective Date Term Loan and “Effective Date Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Effective Date Term Loan Commitment, if any, is set forth on Schedule 1.1(a) under the column “Effective Date Term Loan Commitment” or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Effective Date Term Loan Commitments as of the Effective Date is $310,000,000. “Effective Date Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Effective Date Term Loan Commitment or, after the funding thereof, the Effective Date Term Loans of such Lender. “Effective Date Term Loans” means the term loans made by the Lenders on the Effective Date to Parent pursuant to Section 2.1(a)(i). “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans in the ordinary course of business; provided that no natural person, Loan Party, Excluded Institution or any Affiliate (other than any Debt Fund Affiliate of Parent or, if the additional limitations set forth in Section 10.6(h) are satisfied, any other Affiliate of Parent that is not a Debt Fund Affiliate) of the foregoing shall be an Eligible Assignee. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed to by, Parent or any of its ERISA Affiliates or which was sponsored, maintained or contributed to by, or required to be contributed to by, Parent or any of its ERISA Affiliates during the immediately preceding five plan years. “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials; or (iii) in connection 9 with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment. “Environmental Laws” means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, codes, orders, rules, rules of common law regulations, judgments, Governmental Authorizations, binding and enforceable guidelines, or any other requirements of Governmental Authorities, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Parent or its Subsidiaries relating to (i) environmental matters; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Parent or any of its Restricted Subsidiaries or any real property (including all buildings, fixtures or other improvements located thereon) owned, leased, operated or used by Parent or any of its Restricted Subsidiaries. “Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing; provided that “Equity Interests” shall not include Permitted Convertible Note Hedging Agreements, Convertible Notes, or other Indebtedness that is convertible into Equity Interests. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto. “ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person is a member. “ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 303 of ERISA with respect to any Pension Plan or the failure to make by its due date a required installment under Section 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Parent or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to Parent or any of its Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension 10

Plan, or the occurrence of any event or condition which constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Parent or its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Parent or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is an assessment by such Multiemployer Plan of liability therefor, or the receipt by Parent or its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which gives rise to the imposition on Parent or any of its ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the imposition of a lien pursuant to Section 430(k) of the Internal Revenue Code with respect to a Pension Plan; or (x) the imposition of any liability under Title IV of ERISA, other than the PBGC premiums due but not delinquent under Section 4007 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the conditions or events specified in Section 8.1. “Excess Cash Flow End Date” has the meaning specified in Section 2.10(c). “Excess Cash Flow Trigger Date” has the meaning specified in Section 2.10(c). “Exercise Price” has the meaning specified in the Warrants. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute. “Excluded Information” has the meaning specified in the definition of “Big Boy Letter”. “Excluded Institutions” means (a) the financial institutions specifically identified in writing to the Administrative Agent prior to the Effective Date and their Affiliates clearly identifiable by similarity of name and (b) any competitors of Parent and its Subsidiaries and their Affiliates clearly identifiable by similarity of name that are specifically identified in writing to the Administrative Agent prior to the Effective Date (or after the Effective Date, but only to the extent mutually agreed upon by Parent and the Administrative Agent, each party acting reasonably); provided that any Person that is a Lender and subsequently becomes an Excluded Institution (but was not an Excluded Institution at the time it became a Lender) shall not retroactively be deemed to be an Excluded Institution hereunder; provided, further, any Person that is a Lender that is designated as an Excluded Institution after the date it became a Lender, once so designated, shall not be entitled to acquire any additional assignments of, or participations in, Commitments or Loans from any other Lender. In no event shall any Canyon Lender or any of its Subsidiaries or Affiliates be deemed to be an Excluded Institution. 11

Notwithstanding anything to the contrary contained in this Agreement, (i) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Excluded Institutions, and (ii) Parent, the other Loan Parties and the Lenders acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is an Excluded Subsidiary or any liability with respect to an assignment or participation made to an Excluded Institution. “Excluded Taxes” means, with respect to a recipient of any payment by any Loan Party under any Loan Document: (i) Taxes imposed on or measured by income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax or (b) that are Other Connection Taxes; (ii) any United States federal withholding tax imposed pursuant to any law in effect at the time such recipient becomes a party to this Agreement or acquires an interest in the applicable Loan or Commitment (other than pursuant to an assignment request by Parent under Section 2.19) (or changes its applicable lending office), except to the extent such recipient’s assignor (if any) was entitled, immediately prior to such assignment, or such recipient was entitled, immediately prior to its change in applicable lending office, to receive additional amounts in respect of such withholding tax pursuant to Section 2.16(b); (iii) any withholding tax that results from a recipient’s failure to comply with Section 2.16(c); and (iv) any U.S. federal withholding tax imposed pursuant to FATCA. “Fair Share” has the meaning specified in Section 7.2. “Fair Share Contribution Amount” has the meaning specified in Section 7.2. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the Effective Date (and any amended and successor version that is substantively comparable and not materially more onerous to comply with) and any Treasury regulations or other official administrative interpretations thereof and any agreements entered into pursuant thereto. “FDIC” means the Federal Deposit Insurance Corporation. “Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Parent that such financial statements fairly present, in all material respects, the financial condition of Parent and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of Parent and its Subsidiaries ending on December 31 of each calendar year. “Funding Guarantor” has the meaning specified in Section 7.2. 12

“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof consistently applied. “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, central bank, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank) or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government. “Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority. “Guaranteed Obligations” has the meaning specified in Section 7.1. “Guaranty” means the guaranty of each Subsidiary Guarantor set forth in Article VII. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Authorization, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means (i) an Interest Rate Agreement, a Currency Agreement, a Commodity Agreement, (ii) any and all other rate swap transactions, basis swaps, credit default swaps, total return swaps and other credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index futures, swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, swaps, swap options (“swaptions”), caps or floors, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, mortgage-backed or mortgage-based (including principal-only and interest-only) securities and other instruments (including any kind of collateralized mortgage obligation), to-be-announced mortgage-backed securities, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any 13 master agreement, (iii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, any Master Securities Forward Transaction Agreement or any other master derivatives agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement, and (iv) any other primary agreement governing any exchange-traded or over-the-counter derivative transaction entered into by Parent or any Subsidiary of Parent. “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. “Historical Financial Statements” means (i) the audited financial statements of Parent and its Subsidiaries for the Fiscal Year ended December 31, 2019, consisting of Consolidated balance sheets and the related Consolidated statements of income, stockholders’ equity and cash flows, and (ii) the unaudited financial statements of Parent and its Subsidiaries for the Fiscal Quarter ended March 31, 2020, consisting of a condensed Consolidated balance sheet and the related condensed Consolidated statements of income, stockholders’ equity and cash flows, in each case certified by the chief financial officer of Parent that they fairly present, in all material respects, the financial condition of Parent and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “HMT” has the meaning specified in the definition of “Sanctions”. “Increased Amount Date” has the meaning specified in Section 2.20(a). “Increased Cost Lender” has the meaning specified in Section 2.19. “Indebtedness” means, as applied to any Person, without duplication, (i) all obligations created, issued or incurred by such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all Capitalized Lease Obligations of such Person; (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services and all payment obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (but, in each case, excluding trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business); (v) obligations (contingent or otherwise) of such Person for the reimbursement of any obligor on any drawn letter of credit, banker’s acceptance or similar credit transaction; (vi) guarantees by such Person of Indebtedness of other Persons of the types referred to in clauses (i) through (v) above and clauses (viii) through (ix) below; (vii) Indebtedness of any other Person of the type referred to in clauses (i) through (vi) above which is secured by any Lien on any property or asset of such referent Person, the amount of such Indebtedness of such referent Person being deemed to be the lesser of the fair market value of such property or asset and the amount of the Indebtedness of such other Person 14 so secured; (viii) all net payment obligations of such Person under Commodity Agreements, Currency Agreements and Interest Rate Agreements of such Person; and (ix) obligations of such Person under any repurchase agreements, sale/buy-back agreements or similar arrangements. “Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (but limited, with respect to legal fees and expenses, to the reasonable and documented out of pocket fees and disbursements of one single primary counsel and one single local counsel in each appropriate jurisdiction for all similarly situated Indemnitees (it being agreed that, in the case of any actual or perceived conflict of interest between or among any Indemnitees, such Indemnitees shall be deemed not to be similarly situated and each such group of Indemnitees shall be entitled to additional counsel as set forth herein) in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person (including, without limitation, any Loan Party), whether or not any such Indemnitee shall be designated as a party or a potential party thereto), that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including the use or proposed use of proceeds, the Lenders’ Commitments, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)), but excluding any Taxes. “Indemnified Taxes” means any and all Taxes, other than Excluded Taxes, imposed on or with respect to any payment by any Loan Party under any Loan Document. “Indemnitee” has the meaning specified in Section 10.3(a). “Initial Term Loans” means, collectively, the Effective Date Term Loans and the Second Draw Term Loans. “Initial Term Loan Maturity Date” means the third anniversary of the Effective Date. “Installment” has the meaning specified in Section 2.8. “Interest Rate Agreement” means any interest rate swap, cap, floor, collar, hedge or similar agreement and any other agreement or arrangement designed to manage interest rates or interest rate risk. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Investment” means (i) any direct or indirect purchase or other acquisition by Parent or any of its Restricted Subsidiaries of, or of a beneficial interest in, any of the Equity Interests, Indebtedness or Securities of any other Person; (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by Parent or any of its Restricted Subsidiaries of any Equity Interests of such Person; (iii) any direct or indirect loan, advance (other than residential mortgage loans in the ordinary course of business, warehouse loans secured by residential mortgage loans and related assets, advances to employees for hardship, moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) to, or any other investment or capital contribution in, any other Person by Parent or any 15 of its Restricted Subsidiaries; (iv) all investments consisting of any exchange traded or over the counter derivative transaction, including any Interest Rate Agreement and Currency Agreement; and (v) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of any Person. For purposes of covenant compliance, (x) the amount of any Investment of the type described in clauses (i), (ii), (iii) and (v) shall be the amount actually invested, without any adjustments for subsequent increases or decreases in value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in cash by such other Person with respect thereto and (y) Investments will be valued at the time of the making thereof and without giving effect to any write-ups, write- downs or write-offs with respect to such Investment. “Joinder Agreement” means an agreement substantially in the form of Exhibit H or such other form or with such changes as may be necessary to reflect term loans made pursuant to Section 2.20 as an increase to the Initial Term Loans or any prior Series of New Term Loans or such other changes as the Administrative Agent deems reasonably necessary to reflect an incurrence of term loans under Section 2.20. “Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form. “Lender” means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement or Joinder Agreement. “Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind. “Loan” means a term loan made by a Lender to Parent under this Agreement. “Loan Document” means any of this Agreement, the Notes, if any, the Agent Fee Letter and the Security Documents. “Loan Party” means Parent or a Subsidiary Guarantor. “Manager” means, so long as Parent is externally managed, any Person serving as Parent’s external manager which, on the Effective Date, is FIG LLC, a Delaware limited liability company. “Margin Stock” has the meaning specified in Regulation U. “Master Agreement” has the meaning specified in the definition of Hedge Agreement. “Material Adverse Effect” means the effect of any event or circumstance that, taken alone or in conjunction with other events or circumstances, has a material adverse effect on (i) the business, assets, operations or financial condition of Parent and its Subsidiaries taken as a whole; (ii) the ability of any Loan Party to fully and timely perform its payment obligations under the Loan Documents; (iii) the enforceability of any Loan Document; (iv) the value of the 16

Collateral or the validity or priority of the Collateral Agent’s Liens on the Collateral, taken as a whole; (v) the ability of the Collateral Agent to enforce or realize upon the Collateral, taken as a whole or (vi) the rights, remedies and benefits available to, or conferred upon, the Agents and the Lenders under the Loan Documents, taken as a whole; provided that the impacts of COVID-19 on the business, assets, operations or financial condition of Parent or any of its Subsidiaries that are expected to or reasonably likely to occur as of the Effective Date and that have been previously disclosed to the Lenders in writing prior to the Effective Date shall not constitute a “Material Adverse Effect”. “Maturity Date” means the Initial Term Loan Maturity Date and the New Term Loan Maturity Date of any Series of New Term Loans. “Moody’s” has the meaning specified in the definition of “Cash Equivalents”. “MSR” means mortgage servicing rights (including master servicing rights) entitling the holder to service mortgage loans. “MSR Cashflow” means the cashflow paid or required to be paid to Parent or any of its Subsidiaries, as applicable, in connection with any MSR Facility, either on the related monthly remittance date or after satisfaction of the obligations of Parent or its Subsidiaries, as applicable, under the transaction documents relating to such MSR Facility. “MSR Facility” means any financing arrangement of any kind, including, but not limited to, financing arrangements in the form of repurchase facilities, loan agreements, note issuance facilities and commercial paper facilities (excluding in all cases, any Securitization), with a financial institution or other lender or purchaser, in any case exclusively to finance or refinance the purchase, investment in, pooling or funding by Parent or a Subsidiary of Parent of MSRs invested in, purchased, or owned by Parent or any Subsidiary of Parent in the ordinary course of business or otherwise secured by MSR Cashflow. “MSR Facility Trust” means any Person (whether or not a Subsidiary of Parent) established for the purpose of issuing notes or other securities in connection with an MSR Facility, which (i) notes and securities are backed by specified MSRs purchased by such Person from Parent or any Subsidiary of Parent, or (ii) notes and securities are backed by specified mortgage loans purchased by such Person from Parent or any Subsidiary of Parent. “Multiemployer Plan” means any Employee Benefit Plan that is subject to Title IV of ERISA and that is a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which Parent or any of its ERISA Affiliates makes or is obligated to make contributions. “Narrative Report” means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Parent and its Subsidiaries with content substantially consistent with the requirements for “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a Quarterly Report on Form 10-Q or Annual Report on Form 10-K under the rules and regulations of the SEC, or any similar successor provisions, which may be satisfied for the relevant period by delivery of a Form 10-Q or Form 10-K, as applicable, as contemplated by Section 5.1 hereof. 17

“Net Cash Proceeds” means (a) with respect to the sale, transfer or other disposition (whether in a single transaction, multiple transactions or a series of related transactions), directly or indirectly, of any Equity Interests in NewRez or any of its Subsidiaries that hold material assets, or any material assets of NewRez or its Subsidiaries, to any Person other than Parent or any other Loan Party outside of the ordinary course of business (it being understood that sales, transfers or other dispositions of mortgages, MSRs, “excess” MSRs, to-be-announced mortgage- backed securities and Servicing Advances are in the ordinary course of business for NewRez and its Subsidiaries), an amount equal to: (i) cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Parent or any of its Subsidiaries from such sale, transfer or other disposition, minus (ii) any bona fide direct costs incurred in connection with such sale, transfer or other disposition, including (1) income or gains taxes paid or payable by the seller as a result of any gain recognized in connection with such sale, transfer or other disposition, (2) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the Equity Interests or assets in question and that is required to be repaid under the terms thereof as a result of such sale, transfer or other disposition and (3) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such sale, transfer or other disposition undertaken by Parent or any other Loan Party in connection with such sale, transfer or other disposition or for adjustments to the sale price in connection therewith; provided that if all or any portion of any such reserve is not used or is released, then the amount not used or released shall comprise Net Cash Proceeds, minus (iii) mandated fees and penalties by any Specified Government Entity, if any, and all customary or reasonable commissions, discounts, fees, costs and expenses associated therewith; (b) with respect to the sale, transfer or other disposition (whether in a single transaction, multiple transactions or a series of related transactions), directly or indirectly, of any Equity Interests in an Unencumbered Asset Equity Pledge Subsidiary to any Person other than Parent or any other Loan Party, or any assets of an Unencumbered Asset (Long Term) Equity Pledge Subsidiary to any Person other than another Unencumbered Asset (Long Term) Equity Pledge Subsidiary, an amount equal to: (i) cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Parent or any of its Subsidiaries from such sale, transfer or other disposition, minus (ii) any bona fide direct costs incurred in connection with such sale, transfer or other disposition, including (1) income or gains taxes paid or payable by the seller as a result of any gain recognized in connection with such sale, transfer or other disposition, and (2) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such sale, transfer or other disposition undertaken by Parent or any of its Subsidiaries in connection with such sale, transfer or other disposition or for adjustments to the sale price in connection therewith; provided that if all or any portion of any such reserve is not used or is released, then the amount not used or released shall comprise Net Cash Proceeds, minus (iii) all customary or reasonable commissions, discounts, fees, costs and expenses associated therewith; or (c) with respect to any issuance or incurrence of Indebtedness or any sale or issuance of Equity Interests, means the cash proceeds of such issuance, sale or incurrence, as the case may be, net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts and commissions and 18 brokerage, consultant and other fees and expenses incurred in connection with such issuance, sale or incurrence, as the case may be, and net of taxes paid or payable as a result thereof. “New Term Loan Commitments” has the meaning specified in Section 2.20(a). “New Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Term Loan Commitment or, after the funding thereof, the New Term Loans of such Lender. “New Term Loan Lender” has the meaning specified in Section 2.20(a). “New Term Loan Maturity Date” means the date on which New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise. “New Term Loans” has the meaning specified in Section 2.20(b). “NewRez” means NewRez LLC, a Delaware limited liability company. “Non-Recourse Indebtedness” means any Indebtedness of Parent or any of its Subsidiaries: (1) that is advanced to finance the acquisition (including from Parent or a Subsidiary of Parent) of Securitization Assets or other assets and secured only by the assets to which such Indebtedness relates (or by a pledge of equity in the Securitization Entity or Subsidiary of Parent owning such assets) without recourse to Parent or any of its Subsidiaries (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness) (other than recourse pursuant to Standard Recourse Undertakings, unless, until and for so long as a claim for payment has been made under any such Standard Recourse Undertakings (which has not been satisfied or waived) at which time the obligations with respect to any such Standard Recourse Undertakings shall not be considered Non-Recourse Indebtedness to the extent, and only to the extent, that such claim is a claim for the payment of Indebtedness for borrowed money of Parent or any Subsidiary of Parent and is also a liability (for GAAP purposes) of Parent or such Subsidiary, as applicable (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness)); (2) that is advanced to any Subsidiaries or group of Subsidiaries of Parent formed for the sole purpose of acquiring or holding Securitization Assets or other assets (directly or indirectly) against which a loan is obtained or other Indebtedness is issued without recourse to, and with no cross-collateralization against, any other assets of Parent or any of its Subsidiaries (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness) (other than recourse pursuant to Standard Recourse Undertakings, unless, until and for so long as a claim for payment has been made under any such Standard Recourse Undertakings (which has not been satisfied or waived) at which time the obligations with respect to any such Standard Recourse Undertakings shall not be considered Non-Recourse 19

Indebtedness to the extent, and only to the extent, that such claim is a claim for the payment of Indebtedness for borrowed money of Parent or any Subsidiary of Parent and is also a liability (for GAAP purposes) of Parent or such Subsidiary, as applicable (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness)); (3) that is advanced to finance the acquisition of real property and secured by only the real property (and any accessions, improvements and fixtures thereto) to which such Indebtedness relates (or by a pledge of equity in the Securitization Entity or Subsidiary of Parent owning such assets) without recourse to Parent or any of its Subsidiaries (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness) (other than recourse pursuant to Standard Recourse Undertakings, unless, until and for so long as a claim for payment has been made under any such Standard Recourse Undertakings (which has not been satisfied or waived) at which time the obligations with respect to any such Standard Recourse Undertakings shall not be considered Non-Recourse Indebtedness to the extent, and only to the extent, that such claim is a claim for the payment of Indebtedness for borrowed money of Parent or any Subsidiary of Parent and is also a liability (for GAAP purposes) of Parent or such Subsidiary, as applicable (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness)); (4) in respect of which recourse for payment is contractually limited to specific assets (including, without limitation, intangible assets) of Parent or any of its Subsidiaries encumbered by a Lien securing such Indebtedness (other than recourse pursuant to Standard Recourse Undertakings, unless, until and for so long as a claim for payment has been made under any such Standard Recourse Undertakings (which has not been satisfied or waived) at which time the obligation with respect to any such Standard Recourse Undertakings shall not be considered Non-Recourse Indebtedness to the extent, and only to the extent, that such claim is a claim for the payment of Indebtedness for borrowed money of Parent or any Subsidiary of Parent and is also a liability (for GAAP purposes) of Parent or such Subsidiary, as applicable (excluding any such Subsidiary that is a Securitization Entity or that owns no assets other than its interest in a Securitization Entity and, in each case, is a borrower, guarantor, pledgor or other obligor of such Indebtedness)); or (5) customary completion or budget guarantees provided to lenders in connection with any of the foregoing clauses (1) through (4) in the ordinary course of business. For the purposes of clarity, it is understood and agreed that if the payment of any Indebtedness for borrowed money of Parent or any of its Subsidiaries that would otherwise constitute Non-Recourse Indebtedness is guaranteed in part but not in whole by Parent or a Subsidiary of Parent in such manner that the portion of such Indebtedness so guaranteed no longer constitutes Non-Recourse Indebtedness, then the portion of the Indebtedness so guaranteed shall be deemed to constitute recourse Indebtedness and the remainder of such Indebtedness shall be deemed to constitute Non-Recourse Indebtedness. 20

“Note” means a promissory note in the form of Exhibit B, as it may be amended, restated, supplemented or otherwise modified from time to time. “Notice of Affiliate Assignment” has the meaning specified in Section 10.6(h)(v). “NRM” means New Residential Mortgage LLC, a Delaware limited liability company. “Obligations” means all obligations of every nature of each Loan Party, including obligations from time to time owed to Agents, Lenders or any of them, under any Loan Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter arising. Any reference in this Agreement or in the other Loan Documents to the Obligations shall include all extensions, modifications, renewals or alterations thereof, both prior and subsequent to any filing of a petition in bankruptcy. “Obligee Guarantor” has the meaning specified in Section 7.7. “OFAC” means Office of Foreign Assets Control of the U.S. Treasury Department. “Organizational Documents” means with respect to any Person all formation, organizational and governing documents, instruments and agreements, including (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, supplemented or otherwise modified, and its by-laws, as amended, supplemented or otherwise modified, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, supplemented or otherwise modified, and its partnership agreement, as amended, supplemented or otherwise modified, (iii) with respect to any general partnership, its partnership agreement, as amended, supplemented or otherwise modified and (iv) with respect to any limited liability company, its articles of organization, as amended, supplemented or otherwise modified, and its operating agreement, as amended, supplemented or otherwise modified. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Other Connection Taxes” means, with respect to any recipient of any payment by any Loan Party under any Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, documentary, intangible, mortgage, recording or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan 21

Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19) (an “Assignment Tax”). “Parent” has the meaning specified in the preamble hereto. “PATRIOT Act” has the meaning specified in Section 3.1(g). “Payment Date” means (i) with respect to interest payments, the last Business Day of each March, June, September and December to occur while such Loan is outstanding, the final maturity date of such Loan and the date of any repayment or prepayment made in respect thereof, and (ii) with respect to principal payments, the last Business Day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA. “Permitted Acquisition” means any acquisition by Parent or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, not less than a majority of the Equity Interests of, or a business line or unit or a division of, any Person; provided that: (i) immediately prior thereto, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations; (iii) Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.7 on a pro forma basis after giving effect to such acquisition as of the last day of the month most recently ended for which financial statements of Parent are required to have been delivered pursuant to Section 5.1(a); and (iv) in the case of acquisitions other than those in which at least 80% of the consideration is paid in Equity Interests, the aggregate intangibles acquired or generated as a result of such acquisitions (net of any contingent consideration, earn-outs or gain on bargain purchase) shall not exceed, at the time such acquisition is consummated, (A) $100,000,000 if the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii) plus the outstanding principal amount of Loans hereunder exceeds $500,000,000, or (B) $200,000,000 if the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii) plus the outstanding principal amount of Loans hereunder exceeds $250,000,000 but is less than or equal to $500,000,000. 22

For the avoidance of doubt, the condition in clause (iv) above shall not apply to any acquisition (x) effected by contributing or exchanging all or a portion of an operating business (other than the NewRez business) through a “carve-out” or otherwise into an existing Investment or a newly formed acquisition vehicle or merger into a third party or merger subsidiary for equity consideration; provided that such equity consideration has a fair market value that is at least equal to the fair market value of the assets or business contributed to, exchanged for or otherwise invested, or (y) where a Person becomes a Subsidiary as a result of the exercise of stock options or warrants held on the Effective Date by Parent or any of its Subsidiaries. “Permitted Convertible Note Hedging Agreement” means (a) an agreement pursuant to which Parent acquires a call or a capped call option requiring the counterparty thereto to deliver to Parent shares of common stock in Parent, the cash value of such shares or cash representing the termination value of such option or a combination thereof from time to time upon settlement, exercise or early termination of such option and (b) an agreement pursuant to which, among other things, Parent issues to the counterparty thereto warrants to acquire common stock of Parent, cash in lieu of delivering shares of common stock or cash representing the termination value of such option, or a combination thereof upon settlement, exercise or early termination thereof, in each case, under clauses (a) and (b), entered into by Parent in connection with any issuance of Convertible Notes (including, without limitation, the exercise of any over- allotment or initial purchaser’s or underwriter’s option). “Permitted Funding Indebtedness” means (i) any Permitted Servicing Advance Facility Indebtedness, (ii) any Permitted Warehouse Indebtedness, (iii) any Permitted Residual Indebtedness, (iv) any Permitted MSR Indebtedness, (v) any facility that combines any Indebtedness under clause (i), (ii), (iii) or (iv) and (vi) any Refinancing of the Indebtedness under clause (i), (ii), (iii), (iv) or (v) and advanced to Parent or any of its Subsidiaries based upon, and secured by, Servicing Advances, mortgage related securities, loans, MSRs, MSR Cashflow, consumer receivables, REO Assets or Residual Interests existing on the Effective Date or created or acquired thereafter. “Permitted Holders” means Fortress Investment Group LLC and its Control Investment Affiliates. “Permitted Liens” means: (i) Liens in favor of the Collateral Agent for the benefit of the Secured Parties granted pursuant to any Loan Document; (ii) pledges or deposits by such Person under workers’ compensation, early retirement or termination obligations, pension fund obligations or contributions, unemployment insurance laws or similar legislation, in each case incurred in the ordinary course of business; (iii) Liens imposed by operation of law, for carriers’, warehousemen’s, mechanics’ or similar Liens, in each case for sums not yet overdue by more than 30 days or which are being contested in good faith by appropriate proceedings; 23

(iv) Liens imposed by operation of law for taxes, assessments and other governmental charges not yet overdue or which are being contested in good faith by appropriate proceedings; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor; (v) Liens or deposits to secure the performance of statutory or regulatory obligations or of surety, bid, customs, stay, appeal, tax, indemnity or performance bonds, warranty and contractual requirements, completion guarantees and payment obligations in connection with self-insurance or similar obligations, in each case in the ordinary course of business; (vi) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or to the ownership of its properties which do not (1) secure obligations for borrowed money or (2) materially impair the use in the ordinary course operation of the business of such Person; (vii) any interest or title of a lessor or sublessor under any lease of real estate not prohibited hereunder and covering only the assets so leased; (viii) purported Liens evidenced by the filing of precautionary UCC financing statements (1) relating solely to operating leases of personal property entered into in the ordinary course of business or (2) to evidence the sale of assets in the ordinary course of business; (ix) Liens existing on the Effective Date and listed on Schedule 6.2, but not the extension of coverage thereof to any other category or type of property or assets not the subject of such Liens on the Effective Date (other than assets and property affixed or appurtenant thereto and proceeds and products thereof); (x) Liens on property or Equity Interests of another Person at the time such other Person becomes a Subsidiary of such Person; provided that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto and proceeds and products thereof); provided, further, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; (xi) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto and proceeds and products thereof); provided, further, that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; (xii) Liens securing intercompany Indebtedness or other obligations among Parent and/or any of its Subsidiaries; provided that (A) any such intercompany 24

Indebtedness if held by a Loan Party is pledged for the benefit of the Secured Parties and (B) the Liens permitted by this clause (xii) do not attach to any Collateral; (xiii) Liens securing Indebtedness permitted under Section 6.1(p); provided, however, that (1) such Liens do not at any time encumber any property except for accessions to such property other than the property financed by such Indebtedness and the proceeds and the products thereof and (2) with respect to Capitalized Lease Obligations, such Liens do not at any time extend to or cover any assets (except for accessions to such assets) other than the assets subject to such Capitalized Lease Obligations; provided, further, that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (xiv) (A) Liens on the Collateral to secure Indebtedness incurred pursuant to Section 6.1(a)(ii) or 6.1(d) that is subject to an intercreditor agreement that is reasonably acceptable to the Administrative Agent, and (B) Liens to secure Indebtedness incurred pursuant to Section 6.1(e), but only to the extent that the Indebtedness being guarantied pursuant to Section 6.1(e) is also permitted to be secured by a Permitted Lien; (xv) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (i), (ix), (x), (xi) and (xiii) above and (xxvi) – (xxx) below; provided, however, that: (1) such new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to such property or proceeds or distributions thereof); (2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (i), (ix), (x), (xi) and (xiii) above and (xxvi) – (xxx) below at the time the original Lien became a Permitted Lien and (y) an amount necessary to pay any fees and expenses, including premiums, incurred in connection with such Refinancing, refunding, extension, renewal or replacement; and (3) if the Liens securing the Indebtedness to be Refinanced included Liens on Collateral and such Liens were subject to an intercreditor agreement with the Secured Parties or an agent on their behalf, such new Lien securing such Refinancing Indebtedness shall be subject to an intercreditor agreement with the Secured Parties or an agent on their behalf and shall not have greater priority with respect to the Liens securing the Obligations than the Liens securing the Indebtedness to be Refinanced; (xvi) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.1(h); 25

(xvii) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection; (xviii) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business; (xix) Liens solely on any cash earnest money deposits made by Parent or any of its Subsidiaries in connection with any letter of intent or purchase agreement in connection with a transaction permitted under this Agreement; (xx) licenses, sublicenses or similar rights to use any patent, trademark, copyright or other intellectual property right granted to others by Parent or any of its Subsidiaries in the ordinary course of business, which do not interfere in any material respect with the business of Parent or such Subsidiary; (xxi) Liens on any amounts held by a trustee under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement pursuant to customary discharge, redemption or defeasance provisions; (xxii) any encumbrance or restriction (including put or call arrangements, tag, drag, right of first refusal and similar rights) with respect to Equity Interests or other securities of any Joint Venture or similar arrangement pursuant to any Joint Venture or similar agreement; (xxiii) Liens on deposits or other amounts held in escrow to secure contractual payments (contingent or otherwise) payable by Parent or its Subsidiaries to a counterparty in connection with any Investment, acquisition or disposition; (xxiv) (i) Liens required by prime brokers in connection with prime brokerage arrangements or that are contractual rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness and (ii) Liens to secure Indebtedness incurred pursuant to Section 6.1(l), other Indebtedness of Parent or any of its Subsidiaries owed to banks and other financial institutions incurred in connection with Cash Management Obligations and other ordinary banking arrangements to provide treasury services or to manage cash balances of Parent and its Subsidiaries, and other Indebtedness of Parent or any of its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; provided, however, that such Indebtedness is extinguished within five (5) Business Days of incurrence; (xxv) Liens on cash and Cash Equivalents securing obligations under Hedge Agreements entered into not for speculative purposes; (xxvi) Liens securing Non-Recourse Indebtedness; 26

(xxvii) Liens securing Permitted Funding Indebtedness other than Permitted Servicing Advance Facility Indebtedness so long as any such Lien shall encumber only (i) the assets originated, acquired or funded with the proceeds of such Indebtedness and (ii) any intangible contract rights and other documents, records and assets directly related to the assets set forth in clause (i) and any proceeds thereof; (xxviii) Liens on Servicing Advances, any intangible contract rights and other documents, records and assets directly related to the foregoing assets and any proceeds thereof securing deferred servicing fees, Permitted Servicing Advance Facility Indebtedness, Permitted Securitization Indebtedness or Non-Recourse Indebtedness; (xxix) Liens on the Equity Interests of any Securitization Entity and the proceeds thereof securing Securitization Indebtedness of such Securitization Entity; (xxx) Liens on Securitization Assets, any intangible contract rights and other documents, records and assets directly related to the foregoing assets and any proceeds thereof incurred in connection with Permitted Securitization Indebtedness or permitted guarantees thereof; (xxxi) Liens on MSR Cashflow, deposit accounts or securities accounts holding such MSR Cashflow and all replacements, substitutions, distributions on or proceeds of any or all of the foregoing; and (xxxii) other Liens securing obligations not constituting Indebtedness for borrowed money that do not exceed $5,000,000 in the aggregate at any one time; provided that, for purposes of this definition, any reference to any Indebtedness permitted pursuant to Section 6.1 shall be deemed to include a reference to such Indebtedness incurred by any Subsidiary of Parent (to the extent not already provided herein). “Permitted MSR Indebtedness” means Indebtedness in connection with an MSR Facility; the amount of any particular Permitted MSR Indebtedness as of any date of determination shall be calculated in accordance with GAAP. “Permitted REIT Distributions” means any (i) dividend, redemption, or other distribution or payment by Parent (whether in cash, Parent stock, other property, or any combination thereof, as determined by Parent) that, in Parent’s reasonable determination, is intended (A) to maintain Parent’s status or ability to qualify for taxation as a REIT or (B) to avoid the payment of all entity-level federal, state and local income or excise tax and (ii) dividend, redemption, or other distribution or payment by any Restricted Subsidiary that is intended to permit Parent to make any distribution or payment described in clause (i). “Permitted Residual Indebtedness” means any Indebtedness of Parent or any of its Subsidiaries under a Residual Funding Facility. “Permitted Securitization Indebtedness” means Securitization Indebtedness; provided that in connection with any Securitization, any Permitted Warehouse Indebtedness or Permitted MSR Indebtedness used to finance the purchase or origination of any receivables or other asset 27 subject to such Securitization is repaid in connection with such Securitization to the extent of the net proceeds received by Parent and its Subsidiaries from the applicable Securitization Entity. “Permitted Servicing Advance Facility Indebtedness” means any Indebtedness of Parent or any of its Subsidiaries incurred under a Servicing Advance Facility. “Permitted Warehouse Indebtedness” means Indebtedness in connection with a Warehouse Facility; provided that the amount of any particular Permitted Warehouse Indebtedness as of any date of determination shall be calculated in accordance with GAAP. “Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities. “Platform” has the meaning specified in Section 10.15(b). “Prepayment Notice” has the meaning specified in Section 2.9(a). “Principal Office” means, with respect to the Administrative Agent, such Person’s “Principal Office” or account as set forth on Schedule 1.1(b), or such other office account or office account of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to Parent, the Administrative Agent and each Lender. “Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Effective Date Term Loan Commitment or the Effective Date Term Loan of any Lender, the percentage obtained by dividing (a) the Effective Date Term Loan Exposure of that Lender by (b) the aggregate Effective Date Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Second Draw Term Loan Commitment or the Second Draw Term Loan of any Lender, the percentage obtained by dividing (a) the Second Draw Term Loan Exposure of that Lender by (b) the aggregate Second Draw Term Loan Exposure of all Lenders and (iii) with respect to all payments, computations, and other matters relating to New Term Loan Commitments or New Term Loans of a particular Series, the percentage obtained by dividing (a) the New Term Loan Exposure of that Lender with respect to that Series by (b) the aggregate New Term Loan Exposure of all Lenders with respect to that Series. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the aggregate Effective Date Term Loan Exposure, Second Draw Term Loan Exposure and New Term Loan Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Effective Date Term Loan Exposure, the aggregate Second Draw Term Loan Exposure and the aggregate New Term Loan Exposure of all Lenders. “Public Lender” has the meaning specified in Section 10.15(b). “Qualified Equity Interest” means any Equity Interest that is not a Disqualified Equity Interest. 28

“Refinance” means, in respect of any security or Indebtedness, to refinance, extend, renew, replace or refund (including pursuant to any defeasance, covenant defeasance or satisfaction, discharge or similar mechanism), or to issue a security or incur new Indebtedness in exchange or replacement for such security or Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings. “Refinancing Indebtedness” means Indebtedness of Parent or any Subsidiary of Parent that Refinances any other Indebtedness of Parent or any Subsidiary of Parent incurred or outstanding in accordance with Section 6.1 (other than Indebtedness incurred or outstanding under clauses (a)(i), (b), (c), (e), (f), (i), (j), (k), (l) and (m) of Section 6.1), including, without limitation, Indebtedness that Refinances Refinancing Indebtedness; provided, however, that: (1) such Refinancing Indebtedness has an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or, if incurred with original issue discount, the aggregate accreted value) of the Indebtedness being Refinanced plus, without duplication, any additional Indebtedness incurred to pay interest or dividends thereon and the amount of any premium (including tender premium), defeasance costs and any fees and expenses incurred in connection with such Refinancing; (2) such Refinancing Indebtedness has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being Refinanced at such time; and (3) (a) if the final stated maturity of the Indebtedness being Refinanced is earlier than the latest applicable Maturity Date, the Refinancing Indebtedness has a final stated maturity no earlier than the final stated maturity of the Indebtedness being Refinanced or (b) if the final stated maturity of the Indebtedness being Refinanced is on or later than the latest applicable Maturity Date, the Refinancing Indebtedness has a final stated maturity at least 91 days later than the latest applicable Maturity Date; provided that if such Indebtedness being Refinanced is subordinate to the Obligations in right of payment or priority of Liens pursuant to the terms of any instrument, contract or agreement evidencing such Indebtedness being Refinanced or under which such Indebtedness shall have been incurred, then such Refinancing Indebtedness shall be subordinate to the Obligations at least to the same extent as provided in the documentation governing the Indebtedness being Refinanced. For purposes of clarity, it is understood and agreed that (x) whether any particular item of Indebtedness is outstanding under any of the clauses of Section 6.1 shall be determined after giving effect to any classification or reclassification of Indebtedness by Parent pursuant to the paragraph immediately following Section 6.1 and (y) if the terms of any Indebtedness being Refinanced provide that the final stated maturity thereof may be extended, whether at the option of the borrower or otherwise, the final stated maturity of such Indebtedness shall be determined, for purposes of this definition, without giving effect to any such extension unless such extension is in effect at the time of such Refinancing. “Register” has the meaning specified in Section 2.4(b). 29

“Regulation D” means Regulation D of the Board of Governors, as in effect from time to time. “Regulation T” means Regulation T of the Board of Governors, as in effect from time to time. “Regulation U” means Regulation U of the Board of Governors, as in effect from time to time. “Regulation X” means Regulation X of the Board of Governors, as in effect from time to time. “REIT” means a real estate investment trust as defined in Sections 856-860 of the Internal Revenue Code (and any corresponding provisions of state or local law). “Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “Related Party” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents, representatives and advisors of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “REO Assets” of a Person means any real property owned by such Person and acquired (i) as a result of the foreclosure or other enforcement of a lien on such asset securing a loan, Servicing Advance or other mortgage-related receivables or (ii) from some other Person, including a Securitization Entity. “Replacement Lender” has the meaning specified in Section 2.19. “Required Lenders” means Lenders holding Effective Date Term Loan Exposure plus Second Draw Term Loan Exposure plus New Term Loan Exposure representing more than 50% of the sum of (i) the aggregate Effective Date Term Loan Exposure of all Lenders, (ii) the aggregate Second Draw Term Loan Exposure of all Lenders and (iii) the aggregate New Term Loan Exposure of all Lenders; provided that the loans of an Affiliated Lender or a Debt Fund Affiliate shall be excluded for purposes of making a determination of Required Lenders to the extent set forth in Section 10.5(f) or (g), as applicable. “Residual Funding Facility” means any funding arrangement with a financial institution or institutions or other lenders or purchasers under which advances are made to Parent or any Subsidiary secured by Residual Interests. 30

“Residual Interests” means any residual, subordinated, reserve accounts and retained ownership interest held by Parent or a Subsidiary in any Securitization Entity, Warehouse Facility Trust or MSR Facility Trust, regardless of whether required to appear on the face of the consolidated financial statements in accordance with GAAP. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Subsidiary” means, collectively, the Subsidiary Guarantors and each other Person listed on Schedule 1.1(e), and the permitted successors and assigns of each such person, together with each other direct Subsidiary of Parent formed or acquired after the Effective Date. Parent will promptly notify the Administrative Agent of any new Restricted Subsidiary. “S&P” has the meaning specified in the definition of “Cash Equivalents”. “Sanctions” means any economic or financial sanctions or trade embargos administered, imposed or enforced by (a) the United States Government, including, without limitation, OFAC, and the United States Department of State, (b) the United Nations Security Council, (c) the European Union, (d) Her Majesty’s Treasury (“HMT”), or (e) any European Union member state. “Sanctioned Person” has the meaning specified in Section 4.17(a). “SEC” means the United States Securities and Exchange Commission and any successor Governmental Authority performing a similar function. “Second Draw Date” means May 27, 2020, or such earlier date as may be agreed between Parent and the Lenders holding Second Draw Term Loan Commitments.. “Second Draw Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Second Draw Term Loan and “Second Draw Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Second Draw Term Loan Commitment, if any, is set forth on Schedule 1.1(a) under the column “Second Draw Term Loan Commitment” or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Second Draw Term Loan Commitments as of the Effective Date is $290,000,000. “Second Draw Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Second Draw Term Loan Commitment or, after the funding thereof, the Second Draw Term Loans of such Lender. “Second Draw Term Loans” means the term loans made by the Lenders on the Second Draw Date to Parent pursuant to Section 2.1(a)(ii). “Secured Parties” has the meaning specified in the Security Agreement. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, 31 warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” (including mortgage-backed securities) or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing. “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute. “Securitization” means a public or private transfer, sale or financing of Servicing Advances, MSRs, mortgage loans, mortgage-backed securities, installment contracts, other loans, accounts receivable, real estate assets, mortgage receivables and any other assets capable of being securitized (collectively, “Securitization Assets”) by which Parent or any of its Subsidiaries directly or indirectly securitizes or finances a pool of specified Securitization Assets or incurs Non-Recourse Indebtedness secured by specified Securitization Assets, including any such transaction involving the sale of specified Securitization Assets to a Securitization Entity. “Securitization Assets” has the meaning set forth in the definition of “Securitization”. “Securitization Entity” means (i) any Person established for the purpose of issuing asset-backed or mortgage-backed or mortgage pass-through securities of any kind (including collateralized mortgage obligations and net interest margin securities) or other similar securities; (ii) any special-purpose Subsidiary established for the purpose of selling, depositing or contributing Securitization Assets into a Person described in clause (i) or for the purpose of holding Equity Interests of, or securities issued by, any related Securitization Entity, regardless of whether such special-purpose Subsidiary is an issuer of securities; provided that such special-purpose Subsidiary described in this clause (ii) is not an obligor with respect to any Indebtedness of Parent or any Subsidiary Guarantor; (iii) any Person established for the purpose of holding Securitization Assets and issuing Non-Recourse Indebtedness secured by such Securitization Assets; (iv) any special purpose Subsidiary formed exclusively for the purpose of satisfying the requirements of Credit Enhancement Agreements (including, without limitation, any Subsidiary that is established for the purpose of owning another Securitization Entity and pledging the equity of that other Securitization Entity as security for the Indebtedness of such other Securitization Entity) and regardless of whether such Subsidiary is an issuer of securities, provided that such special-purpose Subsidiary is not an obligor with respect to any Indebtedness of Parent or any Subsidiary Guarantor other than under Credit Enhancement Agreements; and (v) any other Subsidiary which is established for the purpose of (x) acting as sponsor for and organizing and initiating Securitizations or (y) facilitating or entering into a Securitization, in each case that engages in activities reasonably related or incidental thereto and that is not an obligor or guarantor with respect to any Indebtedness of Parent. Whether or not a Person is a Securitization Entity shall be determined in good faith by Parent. In no event shall any Unencumbered Asset Equity Pledge Subsidiary be a Securitization Entity. “Securitization Indebtedness” means (i) Indebtedness of Parent or any of its Subsidiaries incurred pursuant to on-balance sheet Securitizations treated as financings and (ii) any Indebtedness consisting of advances made to Parent or any of its Subsidiaries based upon 32 bonds, debentures, notes, certificates or other securities issued by a Securitization Entity pursuant to a Securitization and acquired or retained by Parent or any of its Subsidiaries. “Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Securitization to repurchase Securitization Assets, or to make a payment in respect thereof, arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Security Agreement” means the Pledge and Security Agreement executed by Parent and each Subsidiary Guarantor dated as of the date hereof, as it may be amended, restated, supplemented or otherwise modified from time to time. “Security Documents” means the Security Agreement and all other instruments, documents and agreements delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to the Collateral Agent, for the benefit of Secured Parties, a first priority Lien on the Collateral and subject to no other Liens (other than Permitted Liens) as security for the Obligations. “Series” has the meaning specified in Section 2.20(a). “Servicing Advance Entity” means (a) as of the Effective Date, each Subsidiary listed on Schedule 1.1(c) and any Subsidiary that owns any Equity Interests of any Subsidiary listed on Schedule 1.1(c) from time to time and (b) any Subsidiary that, after the Effective Date, enters into any transactions and performs any functions similar to those entered into or performed by the Subsidiaries listed on Schedule 1.1(c) on the Effective Date and any Subsidiary that owns any Equity Interests of any Subsidiary referred to in this clause (b) from time to time and, in each case, their successors and assigns. In no event shall an Unencumbered Asset Equity Pledge Subsidiary be a Servicing Advance Entity. “Servicing Advance Facility” means any funding arrangement with banks, lenders, investors or other Persons collateralized in whole or in part by Servicing Advances or, to the extent permitted by Section 6.14, the Equity Interests of any Servicing Advance Entity, under which advances are made to Parent or any of its Subsidiaries based on such collateral. “Servicing Advances” means advances made by Parent or any of its Subsidiaries in its capacity as servicer of any mortgage-related receivables to fund principal, interest, escrow, foreclosure, insurance, tax or other payments or advances when the borrower on the underlying receivable is delinquent in making payments on such receivable; to enforce remedies; or to manage and liquidate REO Assets; or that Parent or any of its Subsidiaries otherwise advances in its capacity as servicer. “Servicing Agreements” means any servicing agreements (including whole loan servicing agreements for portfolios of whole mortgage loans), pooling and servicing agreements, interim servicing agreements and other servicing agreements, and any other agreement governing the rights, duties and obligations of Parent or any of its Subsidiaries, including the Fannie Mae and Freddie Mac servicing guide, as a servicer, under such servicing agreements (including, for 33 the avoidance of doubt, any agreements related to primary servicing, sub-servicing, special servicing and master servicing). “Solvency Certificate” means a Solvency Certificate of the chief financial officer of Parent substantially in the form of Exhibit F-2. “Solvent” means, with respect to any Loan Party, that as of the date of determination, both (i) (a) the sum of such Loan Party’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Loan Party’s present assets; (b) such Loan Party’s capital is not unreasonably small in relation to its business as contemplated on the Effective Date or with respect to any transaction contemplated to be undertaken after the Effective Date; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it shall incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (ii) such Person is “solvent” within the meaning given that term and similar terms under the Bankruptcy Code and applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified Government Entities” means the Federal Housing Administration, Veterans Administration, Ginnie Mae, Fannie Mae, Freddie Mac or other similar governmental agencies or government sponsored programs. “Standard Recourse Undertakings” means, with respect to any Securitization or Indebtedness, (a) such representations, warranties, covenants and indemnities which are customarily (as determined by Parent in good faith) made by sellers of financial assets or other Securitization Assets or an Affiliate of such sellers, including, without limitation, Securitization Repurchase Obligations, and (b) such customary (as determined by Parent in good faith) carve-out or other matters for which Parent or any of its Subsidiaries acts as an indemnitor or guarantor in connection with any such Securitization or Indebtedness, such as fraud, misappropriation and misapplication of funds, misrepresentation, criminal acts, repurchase obligations for breach of representations or warranties, environmental indemnities, insolvency events, misstatement or omission with respect to transaction offering documents or marketing materials, indemnification of transaction parties, non-approved transfers and other similar undertakings which Parent determines in good faith to constitute standard undertakings customarily provided by sellers of financial assets or an Affiliate of such sellers or consistent with past practice of Parent. “Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50.0% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that 34

Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. “Subsidiary Guarantor” means each person listed on Schedule 1.1(d) and each other person that becomes party to this Agreement as a Subsidiary Guarantor in accordance with Section 5.9, and the permitted successors and assigns of each such person. “Tangible Book Value” means, as of any date of determination, (a) consolidated stockholders’ equity of Parent and its Subsidiaries, minus (b) consolidated intangible assets (including goodwill) of Parent and its Subsidiaries, in each case determined in accordance with GAAP as of the last day of the month most recently ended prior to such date for which financial statements of Parent have been delivered pursuant to Section 5.1(a). For the avoidance of doubt, “stockholders’ equity” includes both common and preferred equity. “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding imposed by any Governmental Authority and any related interest, penalties and additions to tax. “Tax Treatment” has the meaning specified in Section 2.16(i). “Terminated Lender” has the meaning specified in Section 2.19. “UCC” means the Uniform Commercial Code enacted in the State of New York, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of, or remedies with respect to a security interest is governed by the Uniform Commercial Code or other personal property security laws of any jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code or other personal property security laws as in effect in such other jurisdiction solely for the purposes of the provisions hereof relating to such perfection, priority or remedies and for the definitions related to such provisions. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unencumbered Asset Equity Pledge Subsidiary” means each Unencumbered Asset (Long Term) Equity Pledge Subsidiary and each Unencumbered Asset (Short Term) Equity Pledge Subsidiary, 35

“Unencumbered Asset (Long Term) Equity Pledge Subsidiary” means each Subsidiary listed on Schedule 1.1(f) and the permitted successors and assigns of each such person. “Unencumbered Asset (Short Term) Equity Pledge Subsidiary” means each Subsidiary listed on Schedule 1.1(g) and the permitted successors and assigns of each such person. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.16(c). “Warehouse Facility” means any financing arrangement of any kind, including, but not limited to, financing arrangements in the form of repurchase facilities, loan agreements, note issuance facilities and commercial paper facilities (excluding in all cases, any Securitization), with a financial institution or other lender or purchaser exclusively to (i) finance or refinance the purchase, investment in or funding by Parent or a Subsidiary of Parent of, provide funding to Parent or a Subsidiary of Parent through the transfer of, loans, mortgage related securities and other mortgage-related receivables purchased or invested in by Parent or any Subsidiary of Parent in the ordinary course of business; (ii) finance or refinance the purchase, investment in or funding by Parent or a Subsidiary of Parent of, provide funding to Parent or a Subsidiary of Parent through the transfer of, loans, consumer loan-related securities and other consumer loan- related receivables purchased or invested in by Parent or any Subsidiary of Parent in the ordinary course of business; (iii) finance the funding of or refinance Servicing Advances; or (iv) finance or refinance the carrying of REO Assets related to loans and other mortgage-related receivables purchased or invested in by Parent or any Subsidiary of Parent; provided that such purchase, investment, pooling, funding, refinancing and carrying is in the ordinary course of business. “Warehouse Facility Trusts” means any Person (whether or not a Subsidiary of Parent) established for the purpose of issuing notes or other securities in connection with a Warehouse Facility, which (i) notes and securities are backed by specified Servicing Advances purchased by such Person from Parent or any Subsidiary, or (ii) notes and securities are backed by specified mortgage loans purchased by such Person from Parent or any Subsidiary. “Warrants” means the warrants entitling the holders thereof to purchase an aggregate of 43,441,606 shares of Common Stock (or such greater number to the extent provided in the Warrant) to be delivered to, and registered in the name of, the Lenders on the Effective Date or the Second Draw Date, as applicable. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the product obtained by multiplying (y) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (z) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” means, with respect to any Person, any other Person all of the Equity Interest of which (other than (x) directors’ qualifying shares required by law and (y) 36 shares issued to foreign nationals to the extent required by applicable law) is owned by such Person directly and/or through other Wholly-Owned Subsidiaries. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Parent to Lenders pursuant to Sections 5.1(a), 5.1(b) and 5.1(c) shall be prepared in accordance with GAAP as in effect at the time of such preparation; provided that, if Parent notifies the Administrative Agent that Parent requests an amendment to any provision hereof to eliminate the effect of a change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with this Agreement. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) the adoption of ASU 2016-02 shall be ignored for purposes of this Agreement such that (i) Capitalized Lease Obligations shall specifically exclude any operating lease liabilities (regardless of whether such operating leases were in effect on the date ASU 2016-02 was adopted or were entered into thereafter or after the Effective Date) under GAAP as in effect immediately prior to the adoption of ASU 2016-02 and (ii) related operating lease assets shall similarly not be considered Capitalized Lease Obligations and continue to be treated as operating lease assets, and (b) if at any time the obligations of any Person in respect of an operating lease are otherwise required to be characterized or recharacterized as capital or finance lease obligations as a result of a change in GAAP after the Effective Date, then for purposes hereof such person’s obligations under such operating lease shall not, notwithstanding such characterization or recharacterization, be deemed Capitalized Lease Obligations. Section 1.3 Interpretation, Etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Article, Section, Schedule or Exhibit shall be to an Article, a Section, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar 37 import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The terms lease and license shall include sub-lease and sub-license, as applicable. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Except as otherwise expressly provided herein or therein, any reference in this Agreement or any other Loan Document to any agreement, document or instrument shall mean such agreement, document or instrument as amended, restated, supplemented or otherwise modified from time to time, in each case, in accordance with the express terms of this Agreement or such Loan Document. Section 1.4 Timing of Payment or Performance. Except as otherwise expressly provided herein, when the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day (other than with respect to the applicable Maturity Date, which such payment or performance shall be required on the immediately preceding Business Day). ARTICLE II THE FACILITY Section 2.1 Term Loan Facility. (a) Commitments. (i) Subject to the terms and conditions hereof, each Lender severally agrees to make on the Effective Date an Effective Date Term Loan to Parent in an amount equal to such Lender’s Pro Rata Share relative to the total amount of Borrowings specified in the Borrowing Notice with respect thereto, up to the amount of such Lender’s Effective Date Term Loan Commitment. (ii) Subject to the terms hereof, each Lender with a Second Draw Term Loan Commitment severally agrees to make on the Second Draw Date a Second Draw Term Loan to Parent in an amount equal to such Lender’s Second Draw Term Loan Commitment. (iii) Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.9(a) and 2.10, all amounts owed hereunder with respect to the Initial Term Loans shall be paid in full no later than the Initial Term Loan Maturity Date. Each Lender’s Effective Date Term Loan Commitment shall terminate immediately and without further action to the extent not drawn on the Effective Date, and each Lender’s Second Draw Term Loan Commitment 38 shall terminate immediately and without further action to the extent not drawn on the Second Draw Date. The aggregate amount of Effective Date Term Loans requested in the Borrowing Notice on the Effective Date shall not exceed the aggregate amount of Effective Date Term Loan Commitments, and the aggregate amount of Second Draw Term Loans requested in the Borrowing Notice on the Second Draw Date shall not exceed the aggregate amount of Second Draw Term Loan Commitments. (iv) Subject to the terms and conditions hereof, each New Term Loan Lender having a New Term Loan Commitment severally agrees to make on the applicable Increased Amount Date a New Term Loan to Parent, in an aggregate principal amount not to exceed its New Term Loan Commitment and otherwise on the terms and subject to the conditions set forth in any Joinder Agreement to which such New Term Loan Lender may become a party. (b) Borrowing Mechanics. (i) Parent shall deliver to the Administrative Agent a fully executed Borrowing Notice with respect to the Effective Date Term Loans no later than 11:00 a.m. (New York City time), one (1) Business Day prior to the Effective Date or on such shorter notice as to which the Administrative Agent reasonably agrees. Promptly upon receipt by the Administrative Agent of such Borrowing Notice, the Administrative Agent shall notify each Lender of the proposed Borrowing. (ii) No Borrowing Notice shall be required with respect to the Second Draw Term Loans. Each Lender with a Second Draw Term Loan Commitment hereby agrees to make the Second Draw Term Loans on the Second Draw Date without any requirement for further notice or satisfaction of any conditions precedent. (iii) Each Lender shall make its Effective Date Term Loan available to the Administrative Agent in an amount based on its Pro Rata Share of Borrowings under the Borrowing Notice in accordance with Section 2.2 not later than 12:00 p.m. (New York City time) on the Effective Date, by wire transfer of same day funds in Dollars, to the Principal Office designated by the Administrative Agent. Upon receipt of all requested funds and satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of the Effective Date Term Loans available to Parent on the Effective Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by the Administrative Agent from Lenders to be credited by wire transfer to the account of Parent as may be designated in writing to the Administrative Agent by Parent. (iv) Each Lender shall make its Second Draw Term Loan available to the Administrative Agent in an amount based on its Second Draw Term Loan Commitment in not later than 12:00 p.m. (New York City time) on the Second Draw Date, by wire transfer of same day funds in Dollars, to the Principal Office designated by the Administrative Agent. Upon receipt of all requested funds, the Administrative Agent shall make the proceeds of the Second Draw Term Loans available to Parent on the Second Draw Date by causing an amount of same day funds in Dollars equal to the 39 proceeds of all such Loans received by the Administrative Agent from Lenders to be credited by wire transfer to the account of Parent as may be designated in writing to the Administrative Agent by Parent. (v) Each New Term Loan Lender shall make its New Term Loan available to the Administrative Agent in an amount based on its Pro Rata Share of Borrowings under the Borrowing Notice in accordance with Section 2.2 not later than 12:00 p.m. (New York City time) on the applicable Increased Amount Date, by wire transfer of same day funds in Dollars, at the Principal Office designated by the Administrative Agent. Upon receipt of all requested funds and satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of the New Term Loans available to Parent on such Increased Amount Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by the Administrative Agent from the New Term Loan Lenders to be credited by wire transfer to the account of Parent as may be designated in writing to the Administrative Agent by Parent. Section 2.2 Pro Rata Shares; Availability of Funds. (a) Pro Rata Shares. All Loans shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder nor shall any Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder. (b) Availability of Funds. Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Effective Date, Second Draw Date or Increased Amount Date, as applicable, that such Lender does not intend to make available to the Administrative Agent the amount of such Lender’s Loan requested on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the Effective Date, Second Draw Date or Increased Amount Date, as applicable, and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Parent a corresponding amount on such date. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Effective Date, Second Draw Date or Increased Amount Date, as applicable, until the date such amount is paid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify Parent and Parent shall immediately pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from the Effective Date, Second Draw Date or Increased Amount Date, as applicable, until the date such amount is paid to the Administrative Agent, at the rate payable hereunder pursuant to Section 2.5(a). Nothing in this Section 2.2(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Parent may have against any Lender as a result of any default by such Lender hereunder. 40

Section 2.3 Use of Proceeds. The proceeds of the Loans made on the Effective Date and on the Second Draw Date shall be applied by Parent to (a) repay one or more existing credit facilities, (b) fund working capital and other general corporate purposes of Parent and its Subsidiaries and (c) pay fees and expenses incurred in connection with the foregoing. Section 2.4 Evidence of Debt; Register; Lenders’ Books and Records; Notes. (a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Parent to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Parent, absent manifest error; provided that the failure to make any such recordation, or any error in such recordation, shall not affect Parent’s Obligations in respect of any applicable Loans; and provided, further, that in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern. (b) Register. The Administrative Agent (or its agent or sub-agent appointed by it), acting solely for this purpose as a non-fiduciary agent of Parent, shall maintain at one of its offices a register for the recordation of the names and addresses of Lenders and the principal and interest amounts of Loans of each Lender from time to time (the “Register”). The Register shall be available for inspection by Parent or any Lender (with respect to any entry relating to such Lender’s Loans) at any reasonable time and from time to time upon reasonable prior written notice. The Administrative Agent shall record, or shall cause to be recorded, in the Register the Loans in accordance with the provisions of Section 10.6(f), and each repayment or prepayment in respect of the principal amount of the Loans (and related interest amounts), and any such recordation shall be conclusive and binding on Parent and each Lender, absent manifest error. Parent, the Administrative Agent and Lenders shall treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof (notwithstanding notice to the contrary), and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until recorded in the Register following receipt of a fully executed Assignment Agreement effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 10.6(c). The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date”. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. (c) Notes. If so requested by any Lender by written notice to Parent (with a copy to the Administrative Agent) prior to the Effective Date, the Second Draw Date or the Increased Amount Date, as applicable, or at any time thereafter, Parent shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Effective Date, the Second Draw Date or the Increased Amount Date, as applicable (or, if such notice is delivered after such date, promptly after Parent’s receipt of such notice) a Note or Notes to evidence such Lender’s Loan. 41

Section 2.5 Interest. (a) Except as otherwise set forth herein, each Initial Term Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof at a rate per annum equal to 11.0%. (b) Interest payable pursuant to Section 2.5(a) shall be computed on the basis of a 365-day year (or a 366-day year, as applicable) for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the initial date the Loan is made and thereafter the last Payment Date with respect to such Loan shall be included, and the date of payment of such Loan or interest applicable to such Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan. (c) Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Payment Date with respect to interest accrued on and to each such Payment Date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of such Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of such Loan, including final maturity of such Loan. Section 2.6 Exercise of Warrants. For so long as any Lender is the holder of a Warrant and Loans in a principal amount exceeding the aggregate Exercise Price of such Warrant, such Lender may pay the Exercise Price of such Warrant, at its election, by a reduction in the principal amount of the Loans held by such Lender. Such Lender shall provide Parent and the Administrative Agent with notice of any such reduction in the principal amount of the Loans held by such Lender in connection with the exercise of such Warrant, and the Administrative Agent shall record, or shall cause to be recorded, in the Register such reduction. Section 2.7 Default Interest. Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder that, in either case, are then overdue, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws or any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign) payable on demand by the Administrative Agent at a rate (the “Default Rate”) that is 2.00% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.7 is not a permitted alternative to timely payment and shall not constitute a waiver of any such Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender. Section 2.8 Payments. The principal amount of the Initial Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment”) on each Payment Date, commencing March 31, 2021, in an amount equal to 0.25% of the outstanding principal amount of the Initial Term Loans, and the balance of the Initial Term Loans shall be repaid at the Initial Term Loan Maturity Date. In the event any New Term Loans are made, such New Term Loans 42 shall be repaid after the applicable Increased Amount Date based on an amortization schedule, if any, determined by Parent and the applicable holders of the New Term Loans. Notwithstanding the foregoing, (x) such amounts owed hereunder shall be reduced in connection with any voluntary or mandatory prepayments of the Loans, in accordance with Sections 2.9, 2.10 and 2.11, as applicable; and (y) the Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the applicable Maturity Date. Section 2.9 Voluntary Prepayments. (a) Subject to Section 2.9(b), Parent may, upon written notice to the Administrative Agent (a “Prepayment Notice”), at any time and from time to time on any Business Day voluntarily prepay the Loans in whole or in part, in an aggregate minimum principal amount of $1,000,000 and integral multiples of $250,000 in excess of that amount. (b) All such prepayments shall be made upon not less than one (1) Business Day’s prior written notice (or such shorter period as agreed by the Administrative Agent) in the form of a written Prepayment Notice and given to the Administrative Agent by 12:00 noon (New York City time) on the date required (and the Administrative Agent shall promptly notify each Lender of such Prepayment Notice and the amount of each Lender’s ratable share of such prepayment). Upon the giving of any such Prepayment Notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that a Prepayment Notice may state that such notice is conditioned upon the effectiveness of another credit facility or the closing of a securities offering or other transaction, in which case such notice may be revoked by written notice to the Administrative Agent on or prior to the specified prepayment date if such condition is not satisfied. Any such voluntary prepayment shall be applied as specified in Section 2.11. Section 2.10 Mandatory Prepayment. (a) Issuance or Incurrence of Debt. (i) On the date of receipt by Parent, any other Loan Party or any of their respective Restricted Subsidiaries of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of Parent, any other Loan Party or any of their respective Restricted Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Parent shall prepay the Loans in an aggregate amount equal to 100% of such Net Cash Proceeds. (ii) No later than three (3) Business Days following the date of receipt by Parent or any other Loan Party of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of Parent or any other Loan Party pursuant to Sections 2.20 or 6.1(a)(ii), Parent shall prepay the Initial Term Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds. (b) Issuance of Any Disqualified Equity Interests. No later than three (3) Business Days following the date of receipt by Parent of any Net Cash Proceeds from the 43 issuance of any Disqualified Equity Interests, Parent shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds. (c) Available Excess Cash. If Tangible Book Value as of the last day of any month for which financial statements of Parent are required to have been delivered pursuant to Section 5.1(a) is less than the lesser of (i) $3,150,000,000 and (ii) the amount that is 5.25 times the sum of (A) the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii) plus (B) the outstanding principal amount of Loans hereunder, then Parent shall apply all Available Excess Cash from such month within seven (7) Business Days of the date monthly financial statements are required to be delivered pursuant to Section 5.1(a) (the “Excess Cash Flow Trigger Date”) to prepay the Loans, and within three (3) Business Days of the date monthly financial statements are required to be delivered pursuant to Section 5.1(a) in each month thereafter until, after giving effect to such prepayments and all other prepayments and repayments of the Loans made on or after the Excess Cash Flow Trigger Date, an amount equal to at least 25% of the aggregate principal amount of Loans hereunder outstanding on the Excess Cash Flow Trigger Date has been prepaid (the “Excess Cash Flow End Date”). During any period commencing on an Excess Cash Flow Trigger Date and ending on the Excess Cash Flow End Date, Parent and its Subsidiaries shall (v) cease (1) the origination of residential mortgage loans through the correspondent origination channel and (2) making Investments in MSRs and “excess” MSRs other than those originated by a Subsidiary of Parent, unless, in either case, Parent or the applicable Subsidiary has entered into a binding written commitment with respect thereto prior to the relevant Excess Cash Flow Trigger Date, (w) not enter into any binding commitment to make any Investments other than (1) commitments that are fully financed or (2) commitments that only require payment following the Excess Cash Flow End Date, (x) not be permitted to maintain operating reserves for cash needs for the hedging asset portfolio in excess of $25,000,000, (y) not maintain operating reserves for liquidity required by Specified Government Entities in excess of the minimum required amount and (z) only maintain operating reserves for general corporate purposes to the extent required to operate the business of the Parent and its Subsidiaries in the ordinary course of business and consistent with past practice. (d) Sale, Transfer or Other Disposition of NewRez. No later than three (3) Business Days following the date of receipt by Parent or any other Loan Party of any Net Cash Proceeds from the sale, transfer or other disposition (whether in a single transaction, multiple transactions or a series of related transactions), directly or indirectly, of any Equity Interests in NewRez or any of its Subsidiaries that hold material assets, or any material assets of NewRez or its Subsidiaries, to any Person other than Parent or any other Loan Party outside of the ordinary course of business (it being understood that sales, transfers or other dispositions of mortgages, MSRs, “excess” MSRs, to-be-announced mortgage-backed securities and Servicing Advances are in the ordinary course of business for NewRez and its Subsidiaries), Parent shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds. (e) Equity Cure. No later than three (3) Business Days following the date of receipt by Parent of any Cure Amount from the issuance of any Equity Interests pursuant to Section 8.2, Parent shall prepay the Loans in an aggregate principal amount equal to 90% of such Cure Amount. 44

(f) Sale, Transfer or Other Disposition of Unencumbered Asset Equity Pledge Subsidiary Equity Interests or Assets. No later than three (3) Business Days following the date of receipt by Parent, any other Loan Party or any Unencumbered Asset Equity Pledge Subsidiary of any Net Cash Proceeds from the sale, transfer or other disposition (whether in a single transaction, multiple transactions or a series of related transactions), directly or indirectly, of (i) any Equity Interests in an Unencumbered Asset Equity Pledge Subsidiary to any Person other than Parent or any other Loan Party or (ii) any asset of an Unencumbered Asset (Long Term) Equity Pledge Subsidiary to any Person other than another Unencumbered Asset (Long Term) Equity Pledge Subsidiary (but only to the extent the Net Cash Proceeds from the sale, transfer or other disposition of such assets are not retained or invested by such Unencumbered Asset (Long Term) Equity Pledge Subsidiary or another Unencumbered Asset (Long Term) Equity Pledge Subsidiary), Parent shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds. (g) Prepayment Notice and Certificate. All such prepayments pursuant to clause (a), (b), (c), (d), (e) or (f) above shall be made upon not less than one (1) Business Day’s prior written notice (or such shorter period as agreed by the Administrative Agent) in the form of a written Prepayment Notice given to the Administrative Agent by 12:00 noon (New York City time) on the date required (and the Administrative Agent shall promptly notify each Lender of such Prepayment Notice and the amount of each Lender’s ratable share of such prepayment). Concurrently with any prepayment of the Loans pursuant to clause (a), (b), (c), (d), (e) or (f) above, Parent shall deliver to the Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount required to be used to prepay the Loans. Section 2.11 Application of Prepayments. (a) Any prepayment of Loans pursuant to Section 2.9(a) shall be applied as follows: first, to prepay Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and further applied to the remaining scheduled Installments of principal of the Loans as directed by Parent (or, if no such direction is given, then in direct order of maturity); second, to pay any accrued and unpaid interest and any other amounts in respect of the Loans outstanding on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); and third, to satisfy any other outstanding Obligations of Parent on a pro rata basis hereunder by the amount of such prepayment remaining. (b) Any prepayment of Loans pursuant to Section 2.10 (other than clause (a)(ii) thereof) shall be applied as follows: first, to prepay Loans and, if required by the definitive documentation with respect thereto, the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii), on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and further applied to the 45 remaining scheduled Installments of principal of the Loans in direct order of maturity; second, to pay any accrued and unpaid interest and any other amounts outstanding in respect of the Loans and, if required by the definitive documentation with respect thereto, the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii), on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); and third, to satisfy any other outstanding Obligations of Parent on a pro rata basis hereunder by the amount of such prepayment remaining. (c) Any prepayment of Initial Term Loans pursuant to Section 2.10(a)(ii) shall be applied as follows: first, to prepay Initial Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and further applied to the remaining scheduled Installments of principal of the Initial Term Loans in direct order of maturity; second, to pay any accrued and unpaid interest and any other amounts in respect of the Initial Term Loans outstanding on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); and third, to satisfy any other outstanding Obligations of Parent in respect of the Initial Term Loans on a pro rata basis hereunder by the amount of such prepayment remaining. Section 2.12 General Provisions Regarding Payments. (a) All payments by Parent of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 2:00 p.m. (New York City time) on the date due at the Principal Office designated by the Administrative Agent for the account of Lenders. For purposes of computing interest and fees, funds received by the Administrative Agent after that time on such due date may, in the Administrative Agent’s discretion, be deemed to have been paid by Parent on the next succeeding Business Day. (b) All payments in respect of the principal amount of any Loan shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal. (c) The Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such account as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest 46 due hereunder, together with all other amounts due thereto, including all fees payable with respect thereto, to the extent received by the Administrative Agent. (d) [Reserved]. (e) Whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be subject to the provisions of Section 1.4. (f) Parent hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of Section 2.11 above, the Administrative Agent may, and, upon either (A) the written direction of the Required Lenders or (B) the acceleration of the Obligations pursuant to Section 8.1 shall, apply all payments in respect of any Obligations in the following order: first, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Agents; second, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Lenders; third, to pay Obligations in respect of any fees then due to the Agents and the Lenders; fourth, to pay interest then due and payable in respect of the Loans, including interest due and payable at the Default Rate; fifth, to pay or prepay principal amounts on the Loans, ratably to the aggregate principal amount of such Loans; and sixth, to the ratable payment of all other Obligations; provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Obligation described in any of the clauses above, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligation ratably, based on the proportion of the Administrative Agent’s and each Lender’s interest in the aggregate outstanding Obligations described in such clauses; The order of priority set forth in the clauses above may at any time and from time to time be changed by the agreement of the Required Lenders without necessity of notice to or consent of or approval by Parent, any Secured Party that is not a Lender or by any other Person that is not a Lender. The order of priority set forth in first, second and third clauses above may be changed with respect to amounts owing to the Administrative Agent only with the prior written consent of the Administrative Agent. Section 2.13 Ratable Sharing. The Lenders hereby agree among themselves that, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or 47 banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to such Lender hereunder or under the other Loan Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify, in writing, the Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Parent or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Parent expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, set-off or counterclaim with respect to any and all monies owing by Parent to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.13 shall not be construed to apply to (a) any payment made by Parent pursuant to and in accordance with the express terms of this Agreement or (b) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it. Section 2.14 [Reserved]. Section 2.15 Increased Costs; Capital Adequacy; Liquidity. (a) Compensation for Increased Costs. In the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Change in Law (i) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender, (ii) imposes any other condition (other than with respect to any Tax) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market or (iii) subjects such Lender to any incremental Tax (other than a Tax indemnifiable under Section 2.16 or an Excluded Tax); and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Parent shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Parent (with 48 a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.15(a), which statement shall be conclusive and binding upon all parties hereto absent demonstrable error. (b) Capital Adequacy or Liquidity Adjustment. In the event that any Lender shall have determined that the adoption, effectiveness, phase-in or applicability of any Change in Law regarding capital adequacy, liquidity or compliance by any Lender (or its applicable lending office) with any Change in Law regarding capital adequacy or liquidity has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans, or participations therein or other obligations hereunder with respect to the Loans, to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy or liquidity), then from time to time, within five (5) Business Days after receipt by Parent from such Lender of the statement referred to in the next sentence, Parent shall pay to such Lender such additional amount or amounts as shall compensate such Lender or such controlling corporation on an after- tax basis for such reduction. Such Lender shall deliver to Parent (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.15(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error. (c) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Parent shall not be required to compensate a Lender pursuant to this Section 2.15 for any increased costs incurred or reductions suffered if such Lender fails to provide Parent with notice of such increased costs or reductions within ninety (90) days of such Lender actually incurring such increased costs (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90 (90) day period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.16 Taxes; Withholding, Etc. (a) Payments to Be Free and Clear. All sums payable by or on behalf of any Loan Party hereunder or under the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax. (b) Withholding of Taxes. If any Loan Party, the Administrative Agent or any other Person is required by law (as determined in the good faith discretion of the applicable withholding agent) to make any deduction or withholding on account of any Tax from any sum paid or payable by any Loan Party to the Administrative Agent or any Lender under any of the Loan Documents: (i) the applicable withholding agent shall be entitled to make such deduction or withholding and shall pay any such Tax to the relevant Governmental Authority in accordance with applicable law; (ii) if such Tax is an Indemnified Tax or Other Tax, the sum payable by such Loan Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, 49 withholding or payment (including, in respect of any additional amounts payable under this Section 2.16), such Lender (or in a case where the Administrative Agent receives the payments for its own account, the Administrative Agent) receives a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iii) within thirty (30) days after any Loan Party has paid any Tax which any Loan Party is required by clause (i) above to pay, Parent shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by the Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence reasonably satisfactory to Administrative Agent of such payment. (c) Status of Lenders. (i) Each Lender shall, at such times as are reasonably requested by Parent or the Administrative Agent, provide Parent and the Administrative Agent with any documentation prescribed by law, or reasonably requested by Parent or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding tax with respect to any payments to be made to such Lender under the Loan Documents, or otherwise required by Parent or the Administrative Agent to determine the extent to which any tax is required to be withheld; provided that a Lender will not be required to deliver any documentation with respect to any Tax (other than U.S. federal income or withholding, including backup withholding, taxes) to the extent such Lender determines, in its reasonable discretion, that delivering such documentation would be materially prejudicial to such Lender’s legal or commercial position. Each such Lender shall, whenever a lapse in time or change in circumstances renders any documentation previously provided by such Lender under this Section 2.16(c) (including pursuant to paragraph (ii) below) expired, obsolete or inaccurate in any respect, promptly deliver to Parent and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by Parent or the Administrative Agent) or promptly notify Parent and the Administrative Agent in writing of its legal inability to do so. (ii) Without limiting the generality of the foregoing: (1) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code) shall deliver to Parent and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of Parent or Administrative Agent) two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding. (2) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code) shall deliver to Parent and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law 50 or upon the reasonable request of Parent or the Administrative Agent) whichever of the following is applicable: (A) two duly completed copies of Internal Revenue Service Form W-8BEN-E or W-8BEN (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States of America is a party, (B) two duly completed copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (I) a certificate, in substantially the form of Exhibit E-1, to the effect that such Lender is not (x) a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (y) a “10 percent shareholder” of Parent within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (z) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code, and that no payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business (a “U.S. Tax Compliance Certificate”) and (II) two duly completed copies of Internal Revenue Service Form W-8BEN-E or W-8BEN (or any successor forms), (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or a participating Lender that has transferred its beneficial ownership to a participant), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN-E or W-8BEN, U.S. Tax Compliance Certificate re Non-Bank Status substantially in the form of Exhibit E-2 or Exhibit E-3, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership (and not a participating Lender) and one or more of the Lender’s direct or indirect partners are claiming the portfolio interest exemption, the U.S. Tax Compliance Certificate re Non-Bank Status substantially in the form of Exhibit E-4 may be provided by such Lender on behalf of such direct or indirect partners), or (E) any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of Law to permit Parent and the Administrative Agent to determine the withholding or deduction required to be made. (iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), 51 such Lender shall deliver to Parent and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Parent or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Parent or the Administrative Agent as may be necessary for Parent and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of the immediately preceding sentence, “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Notwithstanding any other provision of this Section 2.16(c), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver. Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.16(c). (d) Refunds. If any party becomes aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes as to which Parent has paid additional amounts pursuant to Section 2.16(b) or indemnification payments pursuant to Section 2.16(g), it shall make reasonable efforts to timely so advise Parent and, if Parent so requests, to seek such refund at Parent’s expense; provided, however, that no Lender shall be required to take any action hereunder which, in the sole discretion of such Lender, would cause such Lender or its applicable lending office to suffer a material economic, legal or regulatory disadvantage. If any party receives a payment of a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Tax as to which Parent has paid additional amounts pursuant to Section 2.16(b) or indemnification payments under Section 2.16(g), it shall within ninety (90) days from the date of the receipt of such refund pay over the amount of such refund to Parent, net of all reasonable out-of-pocket expenses of such party (including any Taxes) and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Parent agrees to repay any amount paid over to Parent (plus penalties, interest or other reasonable charges paid by such Lender) to such Lender in the event such Lender is required to repay such refund to such Governmental Authority. This Section 2.16(d) shall not be construed to require a Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to any Loan Party or any other Person. (e) Contests. If Parent determines that a reasonable basis exists for contesting a Tax, Parent shall make reasonable efforts to timely advise the relevant Lender and at Parent’s written request, the relevant Lender shall make reasonable efforts to cooperate with Parent in challenging such Tax at Parent’s expense; provided, however, that no Lender shall be required to take any action hereunder which, in the sole discretion of such Lender, would cause such Lender or its applicable lending office to suffer a material economic, legal or regulatory disadvantage. 52

(f) Other Taxes. Without limiting or duplicating the provisions of Sections 2.16(a) or (b), Parent shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (g) Indemnification by Parent. Without limiting or duplicating the provisions of Sections 2.16(a), (b) or (f), Parent shall, within ten (10) days after written demand therefor, indemnify and hold harmless the Administrative Agent and each Lender from and against any Indemnified Taxes or Other Taxes payable by such Administrative Agent or Lender, including any Indemnified Taxes or Other Taxes imposed on or with respect to any additional amounts or indemnification payments made under this Section 2.16, and any reasonable expenses related thereto, whether or not such Indemnified Taxes or Other Taxes are correctly or legally imposed or asserted by the applicable Governmental Authority. A certificate as to the amount of any such Tax (along with a written statement setting forth in reasonable detail the basis and calculation of such amounts) delivered to Parent by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (h) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Allocation; Tax Treatment. The Lenders and Parent acknowledge that concurrently herewith the Lenders holding Effective Date Term Loan Commitments and Second Draw Term Loan Commitments are acquiring the Warrants and agree that $27,625,512 of the issue price paid by the Lenders holding Effective Date Term Loan Commitments under this Agreement shall be allocated to and treated as consideration for the Warrants delivered to such Lenders rather than the Effective Date Term Loans, increasing the amount of "original issue discount" on the Effective Date Term Loans by such amount, and $25,843,221 of the issue price paid by the Lenders holding Second Draw Term Loan Commitments under this Agreement shall be allocated to and treated as consideration for the Warrants delivered to such Lenders rather than the Second Draw Term Loans, increasing the amount of "original issue discount" on the Second Draw Term Loans by such amount (such allocation, the “Allocation”). The Lenders, Parent and the Administrative Agent also agree that the Loans are not treated as “contingent payment debt instruments” within the meaning of Treasury Regulation Section 1.1275-4 and that the Loans do not bear any “contingent interest” within the meaning of Section 871(h)(4) of the Code (the “Tax Treatment”). The Lenders, Parent and the Administrative Agent shall file or cause to be filed all federal, state and local tax returns consistent with the Tax Treatment and the Allocation, unless otherwise required by law. Section 2.17 Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans becomes aware of the occurrence of an event or the existence of a condition that would entitle such Lender to receive payments under Sections 2.15 or 2.16, it shall, to the extent not inconsistent with any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Loans through another office of such Lender or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause the additional amounts which would otherwise be required to be paid to such Lender pursuant to 53

Sections 2.15 or 2.16 would be reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Loans through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Loans or the interests of such Lender; provided that such Lender shall not be obligated to utilize such other office or take such other measures pursuant to this Section 2.17 unless Parent agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office or taking such other measures as described above. A certificate as to the amount of any such expenses payable by Parent pursuant to this Section 2.17 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Parent (with a copy to the Administrative Agent) shall be conclusive absent manifest error. Section 2.18 [Reserved]. Section 2.19 Removal or Replacement of Lender. Anything contained herein to the contrary notwithstanding, in the event that: (i) any Lender (an “Increased Cost Lender”) shall give notice to Parent that such Lender is entitled to receive payments under Sections 2.15 or 2.16, (ii) the circumstances which entitle such Lender to receive such payments shall remain in effect and (iii) such Lender shall fail to withdraw such notice within five (5) Business Days after Parent’s request for such withdrawal, then, with respect to each such Increased Cost Lender (the “Terminated Lender”), Parent may, by giving written notice to the Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans in full to one (1) or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Parent shall pay the fees, if any, payable thereunder in connection with any such assignment from an Increased Cost Lender; provided that (1) on the date of such assignment, the Replacement Lender shall pay to the Terminated Lender an amount equal to the sum of an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender and (2) on the date of such assignment, Parent shall pay any amounts payable to such Terminated Lender pursuant to Sections 2.15 or 2.16; or otherwise as if it were a prepayment. Upon the prepayment of all amounts owing to any Terminated Lender, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided that any rights of such Terminated Lender to additional amounts and indemnification hereunder shall survive as to such Terminated Lender. Each Lender agrees that if Parent exercises its option hereunder to cause an assignment by such Lender as a Terminated Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 10.6. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one (1) Business Day after receipt of such notice, each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.6 on behalf of a Terminated Lender and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 10.6 Section 2.20 Incremental Facilities. (a) Parent may by written notice to the Administrative Agent elect to request the establishment of one (1) or more new term loan commitments which may be in the form of a 54 new Series of New Term Loans or an increase to the amount of Initial Term Loans or any then outstanding Series of New Term Loans (such new term loan commitments or increase the “New Term Loan Commitments”); provided that, on the Increased Amount Date, after the making of any New Term Loans, the Initial Term Loans must represent more than 50% of the aggregate Loans outstanding plus any undrawn New Term Loan Commitments plus any outstanding Indebtedness incurred under Section 6.1(a)(ii). Each such notice shall specify (i) the date (each, an “Increased Amount Date”) on which Parent proposes that the New Term Loan Commitments shall be effective, which shall be a date not less than five (5) Business Days (or such shorter period as agreed by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Lender or other Person that is an Eligible Assignee (each, a “New Term Loan Lender”) to whom Parent proposes any portion of such New Term Loan Commitments be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Term Loan Commitment. Parent may designate any Loan Party as a “Borrower” under the New Term Loan Commitments. Such New Term Loan Commitments shall become effective as of such Increased Amount Date; provided that (1) both before and after giving effect to the making of any Series of New Term Loans or increase in Initial Term Loans, each of the following shall be satisfied: (i) the condition set forth in Section 3.1(f) (provided that each reference therein to the Effective Date Term Loans shall be deemed a reference to the New Term Loans and each reference therein to the Effective Date shall be deemed a reference to the Increased Amount Date), (ii) the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Increased Amount Date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date) and (iii) no event shall have occurred and be continuing or would result from the consummation of the Borrowing of the New Term Loans that would constitute a Default or an Event of Default; provided that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects); (2) the New Term Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by Parent, each applicable New Term Loan Lender and the Administrative Agent, and each of which shall be recorded in the Register and each New Term Loan Lender shall be subject to the requirements set forth in Section 2.16(c) and (3) Parent shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction. Any New Term Loans made on an Increased Amount Date shall be designated in the applicable Joinder Agreement either as a separate series, an increase to the Initial Term Loans or an increase to any prior series of New Term Loans (in each case a “Series”; for purposes of this Section 2.20, the Initial Term Loans and any increase thereof shall be deemed to be a Series) for all purposes of this Agreement. Except for purposes of this Section 2.20, any New Term Loans made as an increase to the Initial Term Loans shall be deemed to be, effective as of the applicable Increased Amount Date, and after the making of such New Term Loans, Initial Term Loans for all purposes of this Agreement; provided that for the avoidance of doubt such New Term Loans will remain New Term Loans and New Term Loan Commitments, as the case may be, for purposes of this Section 2.20. 55

(b) On any Increased Amount Date on which any New Term Loan Commitments of any Series or any increase in Initial Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions (including, but not limited to, delivery of a Borrowing Notice pursuant to Section 2.1(b)), (i) each New Term Loan Lender of any Series shall make a Loan to Parent (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto. (c) The Administrative Agent shall notify the Lenders promptly upon receipt of Parent’s notice of each Increased Amount Date and in respect thereof the Series of New Term Loan Commitments (or increase in Initial Term Loans) and the New Term Loan Lenders of such Series. (d) The terms and provisions of the New Term Loans and New Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Loans. In any event (i) the weighted average life to maturity of all New Term Loans of any Series shall be no shorter than the weighted average life to maturity of the Loans, (ii) the applicable New Term Loan Maturity Date of each Series shall be no shorter than the Initial Term Loan Maturity Date, (iii) the yield applicable to the New Term Loans of each Series shall be determined by Parent and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement, (iv) the amortization schedule applicable to any Series of New Term Loans shall be determined by Parent and the applicable holders of New Term Loans and (v) any Affiliated Lender or providing New Term Loans and New Term Loan Commitments shall be subject to the same restrictions set forth in Section 10.6(h) as they would otherwise be subject to with respect to any purchase by or assignment to such Affiliated Lender of Loans. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent to effect the provision of this Section 2.20. (e) The New Term Loans and New Term Loan Commitments established pursuant to this Section 2.20 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably with the Obligations from the Subsidiary Guarantors and security interests created by the Security Documents. Each Series of New Term Loans or New Term Loans incurred as an increase to the Initial Term Loans shall be entitled to share in mandatory prepayments on a ratable basis with the Initial Term Loans and the other Series of New Term Loans (unless the holders of the New Term Loans of any Series agree to take a lesser share of certain prepayments). The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Class of New Term Loans or any such New Term Loan Commitments. 56

ARTICLE III CONDITIONS PRECEDENT Section 3.1 Conditions Precedent to Effective Date. The obligation of the Lenders to make Effective Date Term Loans on the Effective Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions: (a) Loan Documents. (i) The Administrative Agent shall have received copies of the following documents, executed and delivered by each Loan Party: (w) this Agreement, (x) the Security Agreement, (y) the Borrowing Notice and (z) any Notes and (ii) all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent. (b) Organizational Documents; Incumbency. The Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Loan Party, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party; (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary, an assistant secretary or other appropriate officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of the jurisdiction of incorporation, organization or formation for each Loan Party, each dated a recent date prior to the Effective Date. (c) Lien Searches. The Administrative Agent shall have received the results of a recent Lien search with respect to each Loan Party, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Permitted Liens or Liens discharged prior to the Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent. (d) Collateral. In order to create in favor of the Collateral Agent, for the benefit of Secured Parties, a valid, perfected first priority security interest in the Collateral (subject to Permitted Liens), each Loan Party shall have delivered to the Collateral Agent evidence reasonably satisfactory to the Administrative Agent that, upon the filing and recording of instruments delivered on the Effective Date, the Collateral Agent (for the benefit of the Secured Parties) shall have a valid, perfected first priority security interest in the Collateral (subject to Permitted Liens and only to the extent perfection can be obtained by such filing or recording), including such documents duly executed by each Loan Party as the Administrative Agent may reasonably request with respect to the perfection of its security interests in the Collateral (including financing statements under the UCC). (e) Opinions of Counsel to Loan Parties. The Agents and the Lenders and their respective counsel shall have received originally executed copies of the written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Loan Parties, as to such other matters as the Administrative Agent may reasonably request, dated as of the Effective Date and 57 otherwise in form and substance reasonably satisfactory to the Administrative Agent (and each Loan Party hereby instructs such counsel to deliver such opinions to Agents and Lenders). (f) Effective Date Certificate. Parent shall have delivered to the Administrative Agent an originally executed Effective Date Certificate, together with all attachments thereto, and which shall include certifications to the effect that: (i) the representations set forth in Article IV and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date); provided that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects; and (ii) no event shall have occurred and be continuing or would result from the consummation of the Borrowing of the Effective Date Term Loans that would constitute a Default or an Event of Default. (g) KYC Information. The Administrative Agent shall have received a duly executed Internal Revenue Service Form W-9 (or other applicable tax form) and all documentation and other information about Parent and the Subsidiary Guarantors as has been reasonably requested in writing by the Administrative Agent at least three (3) Business Days prior to the Effective Date and they reasonably determine is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) (as amended, supplemented or modified from time to time, the “PATRIOT Act”). (h) Beneficial Ownership Certificate. The Administrative Agent shall have received a Beneficial Ownership Certification in relation to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, in each case, to the extent requested in writing at least three (3) Business Days prior to the Effective Date. (i) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate from Parent. (j) Payment at Closing. Parent shall have paid all fees due and payable thereto or to any Lender on or prior to the Effective Date and, to the extent invoiced at least one (1) Business Day prior to the Effective Date, any fees and expenses of the Administrative Agent and the Lenders incurred in connection with the negotiation, preparation and execution of this Agreement (including fees, charges and disbursements of Sullivan & Cromwell LLP, Cadwalader, Wickersham & Taft LLP and Norton Rose Fulbright US LLP), in an aggregate amount not to exceed $1,500,000, which amounts may be offset against the proceeds of the Effective Date Term Loans hereunder. 58

ARTICLE IV REPRESENTATIONS AND WARRANTIES In order to induce the Lenders to enter into this Agreement and to make each Loan to be made thereby, Parent and each other Loan Party represents and warrants to each Lender that, as of the Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date) and each other date that such representations and warranties are required to be made, each of the following statements is true and correct: Section 4.1 Organization and Qualification. Each of the Loan Parties, NewRez and each Unencumbered Asset Equity Pledge Subsidiary (a) is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization as identified on Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and (c) is qualified to do business and, to the extent applicable, in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except, with respect to any Subsidiary Guarantor, NewRez or any Unencumbered Asset Equity Pledge Subsidiary, in jurisdictions where the applicable failure with respect to the foregoing clauses (a) (but only with respect to the failure to be in good standing), (b) and (c) has not had, and would not be reasonably expected to have, a Material Adverse Effect. Section 4.2 Corporate Authorization. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate, limited liability company, partnership or other applicable action on the part of each Loan Party that is a party thereto, and each Loan Party has all requisite power and authority to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. Section 4.3 Equity Interests and Ownership. The organizational chart attached to Schedule 4.3 correctly sets forth the ownership interest of each Subsidiary of Parent as of the Effective Date. Except as set forth on Schedule 4.3, as of the Effective Date, there is no existing option, warrant, call, right, commitment or other agreement to which any Loan Party (other than Parent) is a party requiring, and there is no membership interest or other Equity Interests of any Loan Party (other than Parent) outstanding which upon conversion, exchange or exercise would require, the issuance by any Loan Party (other than Parent) of any additional membership interests or other Equity Interests of any Loan Party (other than Parent) or other Securities convertible into or exchangeable or exercisable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of any Loan Party (other than Parent), and no securities or obligations evidencing any such rights are authorized, issued or outstanding. Section 4.4 No Conflict. The execution, delivery and performance by the Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and shall not (a) violate (i) any provision of any law, statute, ordinance, rule, regulation, or code (other than those concerning declared emergencies) applicable to any Loan Party, NewRez or any Unencumbered Asset Equity Pledge Subsidiary, (ii) any of the Organizational Documents of any Loan Party, NewRez or any 59

Unencumbered Asset Equity Pledge Subsidiary, or (iii) any order, judgment, injunction or decree of any court or other agency of government (other than those concerning declared emergencies) binding on any Loan Party, NewRez or any Unencumbered Asset Equity Pledge Subsidiary; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party, NewRez or any Unencumbered Asset Equity Pledge Subsidiary, except to the extent such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party, NewRez or any Unencumbered Asset Equity Pledge Subsidiary (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party, NewRez or any Unencumbered Asset Equity Pledge Subsidiary, except for such approvals or consents which have been obtained on or before the Effective Date and except for any such approvals or consents the failure of which to obtain shall not have a Material Adverse Effect. Section 4.5 Governmental Consents. The execution, delivery and performance by the Loan Parties of the Loan Documents to which they are parties and the consummation of the transactions contemplated by the Loan Documents do not and shall not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except as otherwise set forth in the Loan Documents and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Collateral Agent for filing and/or recordation, as of the Effective Date. Section 4.6 Binding Obligation. Each Loan Document has been duly executed and delivered by each Loan Party that is a party to such Loan Document and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights or by equitable principles relating to enforceability (regardless of whether enforcement is sought by proceedings in equity or at law). Section 4.7 Financial Statements. The Historical Financial Statements delivered to the Administrative Agent (it being understood that such financial statements shall be deemed to have been delivered to the Administrative Agent by Parent’s posting of such information on the SEC website on the Internet at https://www.sec.gov/edgar/searchedgar/companysearch.html) fairly present in all material respects on a Consolidated basis the financial position of Parent as at the dates of such Historical Financial Statements, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Section 4.8 No Material Adverse Change. Since the date of the Historical Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. 60

Section 4.9 Tax Returns and Payments. Each of Parent and each of its Subsidiaries has duly and timely filed or caused to be duly and timely filed all federal, state, local and other Tax returns required by applicable law to be filed, and has timely paid all federal, state, local and other Taxes, assessments and governmental charges or levies upon it or its property, income, profits and assets which are due and payable (including in its capacity as a withholding agent), whether or not shown on a Tax return, except for (i) those that are being diligently contested in good faith by appropriate proceedings and for which Parent or the relevant Subsidiary shall have established on its books adequate reserves or other appropriate provision in accordance with GAAP and (ii) filings, Taxes and charges as to which the failure to make or pay would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 4.10 Environmental Matters. None of the Loan Parties nor any of their respective facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials activity that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. To each Loan Party’s knowledge, there are and have been no conditions, occurrences, or Hazardous Materials activities which would reasonably be expected to form the basis of an Environmental Claim against any Loan Party that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. To each Loan Party’s knowledge, no event or condition has occurred or is occurring with respect to any Loan Party relating to any Environmental Law, any Release of Hazardous Materials or any Hazardous Materials activity which individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect. Section 4.11 Governmental Regulation. None of the Loan Parties is an “investment company” as defined in, or is required to be registered as an “investment company” under, the Investment Company Act of 1940, as amended. Section 4.12 Employee Matters. None of the Loan Parties is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Parent or any of its Restricted Subsidiaries, or to the best knowledge of Parent, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Parent or any of its Restricted Subsidiaries or, to the best knowledge of Parent, threatened against any of them, (b) no strike or work stoppage in existence or, to the best knowledge of Parent, threatened involving Parent or any of its Restricted Subsidiaries and (c) to the best knowledge of Parent, no union representation question existing with respect to the employees of Parent or any of its Restricted Subsidiaries and, to the best knowledge of Parent, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect. 61

Section 4.13 ERISA. (a) Except as could not reasonably be expected to result in a Material Adverse Effect, each Employee Benefit Plan is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder except for any required amendments for which the remedial amendment period as defined in Section 401(b) or other applicable provision of the Internal Revenue Code has not yet expired and except where a failure to so comply would not reasonably be expected to have a Material Adverse Effect; (b) As of the Effective Date, except as would not reasonably be expected to result in a Material Adverse Effect, no Pension Plan has been terminated, nor is any Pension Plan in “at-risk” status pursuant to Section 303 of ERISA, nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan sponsored by Parent, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan sponsored by Parent; and (c) Except where the failure of any of the following representations to be correct in all material respects would not reasonably be expected to have a Material Adverse Effect, neither Parent nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Internal Revenue Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required payment under Section 412 of the Internal Revenue Code. Section 4.14 Margin Stock. No part of the proceeds of any Loan will be used, directly or indirectly, for any purpose that entails a violation of, or that is inconsistent with, Regulation T, Regulation U or Regulation X. Section 4.15 Solvency. As of the Effective Date, both before and after giving effect to the Effective Date Term Loans to be made on the Effective Date, and the Second Draw Term Loans to be made on the Second Draw Date, Parent and its Subsidiaries on a consolidated basis are and will be Solvent. Section 4.16 Disclosure. The representations and warranties of the Loan Parties contained in any Loan Document and in the other documents, certificates or written statements furnished to any Agent or Lender by or on behalf of Parent or any of its Subsidiaries and for use in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to any Loan Party, in the case of any document not furnished by or on behalf of any Loan Party) necessary in order to make the statements contained herein or therein not misleading in any material respect at such time in light of the circumstances in which the same were made (giving effect to all written supplements and updates provided thereto prior to the Effective Date). Any projections and pro forma financial information prepared by Parent and provided to the Lenders are based upon good faith estimates and assumptions believed by Parent to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and 62 that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material. Section 4.17 Sanctions; PATRIOT Act; Anti-Corruption. (a) No Loan Party is, nor, to the knowledge of any such Loan Party, any director, officer, employee, agent, affiliate or representative thereof, an individual or entity that (i) is, or is owned fifty percent or more or controlled by one or more individuals or entities that are currently the subject or target of any Sanctions, including as a result of being listed on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets (“Sanctioned Person”) or (ii) located, organized or resident in a Designated Jurisdiction. Each Loan Party and its Subsidiaries (if any) have in the past five years conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. (b) The Loan Parties and their Subsidiaries (if any) are in compliance in all material respects with all applicable Anti-Bribery and Anti-Corruptions Laws and Anti- Terrorism and Money Laundering Laws. (c) The Loan Parties and their Subsidiaries (if any) have in the past five years conducted their businesses in compliance in all material respects with Anti-Bribery and Anti- Corruption Laws and Anti-Terrorism and Money Laundering Laws and have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws. Section 4.18 Security Documents. The Security Documents are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds and products thereof. In the case of the Pledged Equity Interests (as defined in the Security Agreement), when certificates representing such Pledged Equity Interests (if any) are delivered to the Collateral Agent, and in the case of the other Collateral described in the Security Agreement in which a security interest may be perfected by filing a financing statement under the UCC, when financing statements and other filings to be specified on the relevant schedule(s) to the Security Agreement in appropriate form are filed in the offices to be specified on such schedule(s), the Security Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except for any Permitted Liens). Section 4.19 Adverse Proceedings; Compliance with Law. (a) There are no Adverse Proceedings, individually or in the aggregate, that would reasonably be expected to have a Material Adverse Effect. (b) None of the Loan Parties (i) is in violation of any applicable laws that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, 63 rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 4.20 Properties. Each of Parent and its Restricted Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) valid licensed rights in (in the case of licensed interests in intellectual property) and (iv) good title to (in the case of all other personal property), all of their respective properties and assets reflected in their respective financial statements referred to in Section 4.7, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business and except where the failure to have such title to, interests in or rights in would not reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens. Section 4.21 Use of Proceeds. (a) Parent will use the proceeds from the Loans as described in Section 2.3. (b) No part of the proceeds of the Loans shall be used, directly or knowingly indirectly, for any payments (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Bribery and Anti-Corruption Laws or Anti-Terrorism and Money Laundering Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Designated Jurisdiction, in each case to the extent such activities, businesses or transactions would be prohibited by applicable Sanctions or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 4.22 EEA Financial Institution. No Loan Party is an EEA Financial Institution. Section 4.23 Beneficial Ownership Certificate. As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. ARTICLE V AFFIRMATIVE COVENANTS Each Loan Party covenants and agrees that, until payment in full of all Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), each Loan Party shall, and shall cause each of its Restricted Subsidiaries to: Section 5.1 Financial Statements and Other Reports. In the case of Parent deliver to the Administrative Agent (which shall furnish to each Lender): 64

(a) Monthly Financial Statements. Within thirty (30) days after the end of each month, commencing with the first full month to occur after the Effective Date, the condensed Consolidated balance sheet of Parent and its Subsidiaries as at the end of such month and the related condensed Consolidated statements of income of Parent and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, to the extent prepared on a monthly basis, all in reasonable detail, together with a Financial Officer Certification; (b) Quarterly Financial Statements. No later than five (5) Business Days after the date on which Parent is required, under the Exchange Act, to file its Quarterly Report on Form 10-Q with the SEC (plus any applicable extensions of such time period) (or, if Parent is no longer required to file a Quarterly Report on Form 10-Q with the SEC, within sixty (60) days after the end of each Fiscal Quarter), commencing with the Fiscal Quarter in which the Effective Date occurs (other than any Fiscal Quarter that is the last Fiscal Quarter of a Fiscal Year), the condensed Consolidated balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Quarter and the related condensed Consolidated statements of income, stockholders’ equity and cash flows of Parent and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; (c) Annual Financial Statements. No later than five (5) days after the date on which Parent is required, under the Exchange Act, to file its Annual Report on Form 10-K with the SEC (plus any applicable extensions of such time period) (or, if Parent is no longer required to file an Annual Report on Form 10-K with the SEC, within ninety (90) days after the end of the Fiscal Year), commencing with the Fiscal Year in which the Effective Date occurs, (i) the Consolidated balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Year and the related Consolidated statements of income, stockholders’ equity and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such Consolidated financial statements a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by Parent (which report and/or the accompanying financial statements shall be unqualified as to going concern and scope of audit (other than a going concern qualification resulting from an upcoming maturity date under any material Indebtedness occurring within one year from the time such opinion is delivered), and shall state that such Consolidated financial statements fairly present, in all material respects, the Consolidated financial position of Parent and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards); 65

(d) Compliance Certificate. Together with each delivery of financial statements of Parent and its Subsidiaries pursuant to Sections 5.1(a), (b) and (c), a duly executed and completed Compliance Certificate; (e) [Reserved]. (f) Notice of Default. Promptly (and in any event within three (3) Business Days) upon (i) the occurrence of any condition or event that constitutes a Default or an Event of Default or that notice has been given to any Loan Party with respect thereto; (ii) any officer of any Loan Party obtaining knowledge that any Person has given any notice to Parent or any of its Restricted Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1; (iii) the occurrence of any event of default as defined in any agreement, indenture or other instrument governing Indebtedness of Parent or any Loan Party, whether or not such Indebtedness is accelerated or such event of default is waived; or (iv) the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, Parent shall deliver a certificate of an Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Parent has taken, is taking and proposes to take with respect thereto; (g) Notice of Litigation. Promptly upon any Loan Party obtaining knowledge of (i) any Adverse Proceeding not previously disclosed in writing by Parent to the Lenders or (ii) any development in any Adverse Proceeding that, in the case of either clause (i) or (ii), could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, or the exercise of rights or performance of obligations under any Loan Document, a written notice thereof together with such other information as may be reasonably available to Parent to enable the Lenders and their counsel to evaluate such matters; (h) ERISA. Promptly upon any Loan Party becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event which could reasonably be expected to result in a Material Adverse Effect, a written notice specifying the nature thereof, and copies of such documentation related thereto as may be reasonably available to Parent or any of its Wholly- Owned Subsidiaries that are Restricted Subsidiaries to enable the Lenders and their counsel to evaluate such matter; (i) Electronic Delivery. Documents required to be delivered pursuant to Sections 5.1(b) or (c) (to the extent any such documents are included in materials otherwise filed with the SEC) and notices and documents required to be delivered pursuant to Sections 5.1(a), (f), (g), and (k) (A) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which (i) Parent posts such documents or notices (which may be press releases), or provides a link thereto, on Parent’s website on the Internet; or (ii) such documents or notices (which may be press releases) are filed with or furnished to the SEC for public availability or posted on Parent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial or third-party website) and, in the case of each of clauses (i) and (ii), if NRZ is no longer a public company that 66 files or furnishes such information to the SEC for public availability, the Lenders are provided with notification of such posting; (j) Information Regarding Collateral. (i) Prior written notice of any proposed change (A) in any Loan Party’s legal name, (B) any Loan Party’s form of organization or (C) in any Loan Party’s jurisdiction of organization, in each case, together with supporting documentation as reasonably requested by the Collateral Agent. Parent agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as contemplated in the Security Documents; (ii) No later than the date financial statements are due pursuant to Section 5.1(b) or (c) with respect to any Fiscal Quarter, a list of any Permitted Liens incurred pursuant to clause (x) (to the extent such Lien secures any Indebtedness), (xi) (to the extent such Lien secures any Indebtedness), (xii), (xiv), (xv) (to the extent such Lien secures any Refinancing of any Indebtedness secured by a Lien referred to in clause (ix)), (xxvi), (xxvii), (xxviii), (xxix) or (xxx) thereof during such Fiscal Quarter, and promptly thereafter any supporting information reasonably requested by the Administrative Agent or any Lender; and (iii) Parent shall promptly (and in any event within five (5) Business Days) notify the Administrative Agent upon becoming aware of any Lien (other than a Permitted Lien) being granted or established or becoming enforceable over any of the related Collateral, together with a description thereof; (k) Other Information. (A) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Parent to its security holders acting in such capacity, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Loan Party with any securities exchange or with the SEC and (iii) all press releases and other statements made available generally by any Loan Party to the public concerning material developments in the business of any Loan Party and (B) such other information and data with respect to the operations, business affairs and financial condition of Parent and the Restricted Subsidiaries as from time to time may be reasonably requested by the Administrative Agent or any Lender; (l) Financial Covenants. (i) If, during any calendar month, one or more transactions of Parent and its Subsidiaries, in the aggregate, result in a net realized loss (calculated in accordance with GAAP) of $500,000,000 or more, within three (3) Business Days of the occurrence of such loss, Parent will notify Administrative Agent thereof; and (ii) Parent shall, within three (3) Business Days, notify the Administrative Agent if Cash Liquidity at any time falls below the level required by Section 6.7(b); and 67

(m) External Valuations. Promptly upon receipt by any Loan Party or its Subsidiaries, copies of all third party valuation reports or other appraisals or valuations, in each case relating to MSRs. Section 5.2 Existence. Except as otherwise permitted under Section 6.8 or, other than with respect to the existence of any Subsidiary Guarantor, NewRez or any Unencumbered Asset Equity Pledge Subsidiary, where the failure to do so could not reasonably be expected to have a Material Adverse Effect, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided that no Restricted Subsidiary shall be required to preserve any such existence and neither Parent nor any of its Restricted Subsidiaries shall be required to preserve, right or franchise, licenses and permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person and that the loss thereof would not be materially adverse to such Person or to Lenders. Section 5.3 Payment of Taxes. Pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon; provided that no such Tax need be paid if (a) the failure to pay such Tax could not reasonably be expected to have a Material Adverse Effect or (b) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor. Section 5.4 Insurance. In the case of Parent, maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Loan Parties as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as are customary for such Persons. Section 5.5 Books and Records; Inspections. Maintain proper books of record and accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities. Parent shall, and shall cause each of its Restricted Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Parent and any of its Restricted Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested; provided that (i) all such copies, extracts, records and other information shall remain subject to the provisions of Section 10.15 and (ii) neither Parent nor any of its Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that Parent believes in good faith (A) constitutes trade secrets or proprietary information, (B) which is subject to a confidentiality agreement not entered into in contemplation of this provision that prevents representatives of the Lenders to view such 68 information or in respect of which such disclosure is then prohibited by law or (C) is subject to attorney-client or similar privilege, or constitutes attorney work product. No more than one such inspection shall be made in any Fiscal Year at Parent’s expense; provided that following and during the occurrence of an Event of Default, Parent and the Restricted Subsidiaries shall permit authorized representatives designated by the Lenders to make such additional number of additional inspections as the Lenders may request at Parent’s expense. Section 5.6 Conference Calls. Parent shall, within ten (10) Business Days after delivering to the Administrative Agent any report required by Sections 5.1(a) and (b), hold a conference call for the Administrative Agent and the Lenders to discuss such reports and the results of operations for the relevant annual or quarterly reporting period; provided that such call may be combined with any similar call held for any of Parent’s other lenders or security holders. If Parent is no longer a public company whose equity securities are registered pursuant to the Securities Exchange Act of 1934, as amended, it shall deliver a note to the Administrative Agent no fewer than three (3) Business Days prior to the date of the conference call required to be held in accordance with this Section 5.6, announcing the time and date of such conference call and including all information necessary to access the call. Section 5.7 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, noncompliance with which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.8 Environmental. Promptly take any and all actions necessary to (a) cure any violation of applicable Environmental Laws by Parent or its Restricted Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (b) make an appropriate response to any Environmental Claim against Parent or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.9 Additional Subsidiary Guarantors. (a) In the event (i) any Subsidiary of Parent that is not a Subsidiary Guarantor incurs Indebtedness (other than Indebtedness incurred pursuant to Section 6.1(c), (i), (j), (k), (l), (m), (n), (o), (p) and (r)) that is guaranteed by any Loan Party or (ii) any Person other than a Loan Party acquires any Equity Interests in a Subsidiary Guarantor, then, in each case of (i) and (ii), such Subsidiary or Person shall be required to become a Subsidiary Guarantor hereunder and within thirty (30) days after such event (or such longer period as the Administrative Agent may agree in its reasonable discretion) deliver (i) a Counterpart Agreement executed by such Subsidiary or other Person, (ii) a Pledge Supplement (as defined in the Security Agreement) to the Security Agreement or other relevant Security Document, as applicable, executed by such Subsidiary or other Person, and take all such further actions and execute all such further documents and instruments as required thereby to secure the Obligations for the benefit of the Secured Parties, including all actions necessary to cause such Lien to be duly perfected on a first- priority basis (subject to the Permitted Liens) to the extent required thereby, and (iii) all such 69 documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), (c), (d), (e) and (f) with respect to such Subsidiary or other Person (b) At its option, Parent may designate any of its Subsidiaries as a Subsidiary Guarantor by giving the Administrative Agent irrevocable written notice thereof, and promptly after such notification (and in any event within thirty (30) days (or such longer period as the Administrative Agent may agree in its reasonable discretion)), cause such Subsidiary to deliver to the Administrative Agent (i) a Counterpart Agreement executed by such Subsidiary, (ii) a Pledge Supplement (as defined in the Security Agreement) to the Security Agreement or other relevant Security Document, as applicable, executed by such Subsidiary, and take all such further actions and execute all such further documents and instruments as required thereby to secure the Obligations for the benefit of the Secured Parties, including all actions necessary to cause such Lien to be duly perfected on a first-priority basis (subject to the Permitted Liens) to the extent required thereby, and (iii) all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), (c), (d), (e), (f) and (g) with respect to such Subsidiary, in each case, in form and substance reasonably acceptable to the Administrative Agent. Section 5.10 Further Assurances. At any time or from time to time upon the reasonable request of the Administrative Agent, at the expense of the Loan Parties, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent or the Collateral Agent may reasonably request in order to effect fully the purposes of the Loan Documents or of more fully perfecting or renewing the rights of the Administrative Agent or the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by Parent or any Subsidiary of Parent which become part of the Collateral). In furtherance of, and not in limitation of the foregoing, each Loan Party (at its own expense) shall take such actions as the Administrative Agent or the Collateral Agent may reasonably request from time to time to ensure that the Obligations are guaranteed by the Subsidiary Guarantors and are secured by the Collateral or that such Loan Party knows are necessary, to establish, maintain, protect, perfect and continue the perfection of the Liens of the Collateral Agent for the benefit of the Secured Parties intended to be created by the related Security Documents and shall furnish timely notice of the necessity of any such action, together with such instruments, in execution form if applicable, and such other information as may be required or reasonably requested to enable the Collateral Agent to effect any such action. Without limiting the generality of the foregoing, Parent shall, at its own expense, file or cause to be filed or register or cause to be registered such financing statements and continuation statements in all places necessary or advisable (in the reasonable opinion of the Administrative Agent or Collateral Agent) to establish, maintain and perfect such security interests created pursuant to the related Security Documents. Section 5.11 Maintenance of Properties. Parent shall keep all material property necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty excepted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. 70

Section 5.12 AML; Sanctions. Parent (a) will not conduct, and will not permit any of its Subsidiaries, directors, officers or employees to conduct, business with or engage in any transaction with any Sanctioned Person in violation of applicable Sanctions and (b) will maintain in effect and enforce policies and procedures reasonably designed to promote compliance by Parent, its Subsidiaries and its and their respective directors, officers, employees and agents with Anti-Bribery and Anti-Corruption Laws, Anti-Terrorism and Money Laundering Laws and applicable Sanctions. Section 5.13 Post-Closing Covenant. (a) Within ninety (90) days of the Effective Date (or such later date as the Administrative Agent shall agree in its reasonable discretion), Parent shall deliver executed deposit account control agreements and/or securities account control agreements, in form reasonably acceptable to the Administrative Agent, for each of the deposit accounts and securities accounts required to be maintained pursuant to Section 4.2 of the Security Agreement. (b) Within thirty (30) days of the Effective Date (or such later date as the Administrative Agent shall agree in its reasonable discretion), Parent shall, and shall cause its Subsidiaries to, enter into amendments in respect of any agreements or instruments governing Indebtedness between Parent or any other Loan Party and any other Subsidiary on terms reasonably acceptable to the Administrative Agent to provide that no payments shall be made under such agreements on instruments to any Person other than a Loan Party while any Loans are outstanding. (c) Within fifteen (15) days of the Effective Date (or such later date as the Administrative Agent shall agree in its reasonable discretion), Parent shall deliver to the Collateral Agent all certificates, instruments and other documents representing Pledged Equity Interests (as defined in the Security Agreement) (if any) being pledged pursuant to the Security Agreement and instruments of transfer for such certificates, instruments and other documents executed in blank. ARTICLE VI NEGATIVE COVENANTS Each Loan Party covenants and agrees that, until payment in full of all Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), each Loan Party shall not, nor shall it cause or permit any of its Restricted Subsidiaries to, and solely for purposes of Section 6.2, nor shall it cause or permit any of its Subsidiaries to (and in all cases with respect to Unencumbered Asset Equity Pledge Subsidiaries, subject to Section 6.15): Section 6.1 Indebtedness. Directly or indirectly, create, incur, assume or guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except: (a) (i) the Obligations and (ii) subject to Section 2.10(a)(ii), any other Indebtedness incurred by Parent and the Subsidiary Guarantors secured by a Lien on the 71

Collateral that is pari passu with the Lien on the Collateral securing the Obligations; provided that such Indebtedness is subject to an intercreditor agreement reasonably acceptable to the Administrative Agent; (b) Indebtedness of any Restricted Subsidiary of Parent owed to Parent or to any Subsidiary of Parent, or of Parent to any Subsidiary of Parent; provided that any Indebtedness of any Loan Party to another Loan Party or a Subsidiary (other than [***]) shall provide on terms reasonably acceptable to the Administrative Agent that no payments shall be made in respect of such Indebtedness to any Person other than a Loan Party while any Loans are outstanding; (c) (i) Indebtedness of Parent or any of its Restricted Subsidiaries (including letters of credit) in respect of banker’s acceptances, workers’ compensation claims, surety, performance, bid, customs, stay, appeal, tax or similar bonds, security deposits, performance or completion guarantees and payment obligations in connection with self-insurance or similar obligations provided or obtained by Parent or any Restricted Subsidiary and (ii) Indebtedness of Parent or any of its Restricted Subsidiaries owed to (including in respect of letters of credit for the benefit of) any Person in connection with workers’ compensation, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations, taxes or contributions for social security, wages or unemployment, health, disability or other employee benefits, or property, casualty or liability insurance provided to Parent or any of its Restricted Subsidiaries pursuant to reimbursement or indemnification obligations of such Person; (d) Indebtedness not otherwise permitted under this Section 6.1 that is secured on a junior basis with the Liens securing the Obligations, unsecured or subordinated in right of payment to the payment in full of the Obligations in an aggregate principal amount outstanding at any time not to exceed $500,000,000 (or, if the MSR Cashflows are not pledged to secure Indebtedness of Parent or any of its Subsidiaries, $750,000,000, so long as, upon any incurrence of Indebtedness pursuant to this Section 6.1(d) in excess of $500,000,000 in the aggregate, Parent applies the Net Cash Proceeds of any such Indebtedness in excess of $500,000,000 to make a prepayment of the Loans, up to a maximum required prepayment of $50,000,000); provided that (i) Parent and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.7 on a pro forma basis after giving effect to the incurrence of such Indebtedness, (ii) such Indebtedness does not mature or have scheduled amortization or mandatory prepayments prior to the date that is ninety-one (91) days following the latest applicable Maturity Date at the time such Indebtedness is incurred (other than customary offers to repurchase upon a change of control, asset sale or casualty event and customary acceleration rights after an event of default), (iii) such Indebtedness has a Weighted Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of any existing Loans, (iv) such Indebtedness shall not be incurred or guaranteed by any Person that is not a Loan Party, (v) in the case of any Indebtedness that is secured on a junior basis with the Obligations, such Indebtedness is secured only by all or a portion of the Collateral and is subject to an intercreditor agreement reasonably acceptable to the Administrative Agent and (vi) in the case of any Indebtedness that is subordinated in right of payment to the payment in full of the Obligations, such Indebtedness is subject to a subordination agreement reasonably acceptable to the Administrative Agent; 72

(e) guaranties by Parent or any Restricted Subsidiary of Indebtedness permitted to be incurred pursuant to clauses (c), (i), (j), (k), (l), (m), (n), (o), (p) and (q) of this Section 6.1 and any Refinancing Indebtedness with respect thereto, and, with respect to Parent or any Restricted Subsidiary that is not a Subsidiary Guarantor, any other Indebtedness permitted to be incurred pursuant to this Section 6.1 (other than guaranties of Non-Recourse Indebtedness, except to the extent such guarantees are Standard Recourse Undertakings or customary indemnities); provided that if the Indebtedness that is being guarantied is unsecured, the guaranty shall also be unsecured; (f) Refinancing Indebtedness of Parent or any of its Restricted Subsidiaries; (g) Indebtedness incurred or outstanding on the Effective Date and listed on Schedule 6.1; (h) Indebtedness of any Person outstanding on the date of any acquisition of Investments or other securities or assets from such Person, including through the acquisition of a Person that becomes a Subsidiary of Parent or is acquired by, or merged or consolidated with or into, Parent or any Subsidiary of Parent, or that is assumed by Parent or any of its Subsidiaries in connection with any such acquisition (other than Indebtedness incurred by such Person in connection with, or in contemplation of, such acquisition, merger or consolidation); provided, however, that immediately after giving effect to the incurrence of such Indebtedness pursuant to this clause (h) and, if applicable, the repayment, repurchase, defeasance, redemption, Refinancing or other discharge of any other Indebtedness in connection with such acquisition, merger or consolidation, Parent remains in pro forma compliance with the financial covenants set forth in Section 6.7; (i) Indebtedness of Parent or any of its Restricted Subsidiaries under Hedge Agreements, so long as the entering into of such Hedge Agreements are for bona fide hedging activities and not for speculative purposes (as determined in good faith by the board of directors of Parent or senior management of Parent or such other Restricted Subsidiary); (j) Indebtedness of Parent or any of its Restricted Subsidiaries arising from agreements of Parent or any of its Restricted Subsidiaries providing for indemnification, adjustment of purchase price, earn-outs or similar obligations, in each case incurred or assumed in connection with an investment in or the acquisition or disposition of any business, Investments or other securities or assets of Parent or any business, Investments, other securities or assets or Equity Interests of a Subsidiary of Parent, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, Investments, assets or Equity Interests for the purpose of financing such acquisition; (k) Indebtedness incurred by Parent or any of its Restricted Subsidiaries in connection with (i) insurance premium financing arrangements, (ii) deferred compensation payable to directors, officers, members of management, employees or consultants of Parent or any Subsidiary of Parent or of any Manager or any Subsidiary of any Manager, (iii) contingent obligations arising under indemnity agreements to title insurance companies to cause such title insurers to issue title insurance policies in the ordinary course of business with respect to real property of Parent or any Subsidiary of Parent, (iv) unfunded pension fund and other employee 73 benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law and (v) obligations, contingent or otherwise, for the payment of money under any non-compete, consulting or similar arrangements entered into with the seller of a business or any other similar arrangements providing for the deferred payment of the purchase price for an Investment or other securities or assets or any other acquisition; (l) (i) Indebtedness of Parent or any of its Restricted Subsidiaries owed to banks and other financial institutions incurred in connection with Cash Management Obligations and other ordinary banking arrangements to provide treasury services or to manage cash balances of Parent and its Subsidiaries and (ii) Indebtedness of Parent or any of its Restricted Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; provided, however, that such Indebtedness is extinguished within five (5) Business Days of incurrence; (m) Indebtedness consisting of promissory notes issued by Parent or any of its Restricted Subsidiaries to future, present or former directors, officers, employees or consultants of Parent or any Manager or any of their respective Subsidiaries or their respective assigns, estates, heirs, family members, spouses, former spouses, domestic partners or former domestic partners to finance the purchase, redemption or other acquisition, cancellation or retirement of Equity Interests, or options, warrants, equity appreciation rights or other rights to purchase or acquire Equity Interests or other equity-based awards, of Parent or any Subsidiary of Parent; (n) Permitted Funding Indebtedness; (o) Permitted Securitization Indebtedness and Indebtedness under Credit Enhancement Agreements or arising out of or to fund purchases of all remaining outstanding asset backed securities of any Securitization Entity for the purpose of relieving Parent or a Subsidiary of Parent of the administrative expense of servicing such Securitization Entity; (p) Indebtedness of Parent or any of its Restricted Subsidiaries evidenced by Capitalized Lease Obligations and purchase money Indebtedness; provided that in no event shall (x) the sum of the aggregate principal amount of all Capitalized Lease Obligations and purchase money Indebtedness permitted by this clause (p) exceed $10,000,000 at any time outstanding and (y) the amount of Indebtedness secured by such Liens exceed the purchase price of the assets acquired with the proceeds of such Indebtedness; (q) Indebtedness consisting of Convertible Notes and Permitted Convertible Note Hedging Agreements; and (r) Non-Recourse Indebtedness. Section 6.2 Liens. Create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of Parent or any Subsidiary, whether now owned or hereafter acquired by it, except Permitted Liens. Section 6.3 No Further Negative Pledges. Except with respect to (a) this Agreement and the other Loan Documents, (b) assets and property encumbered to secure payment of Indebtedness that is permitted to be incurred pursuant to Section 6.1 and subject to a Permitted 74

Lien, or other customary restrictions set forth in any Indebtedness that is permitted to be incurred pursuant to Section 6.1 and subject to a Permitted Lien, (c) assets and property to be sold pursuant to an executed agreement with respect to a sale of assets, (d) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (e) restrictions by reason of customary provisions restricting assignments, subservicing, subcontracting or other transfers contained in Servicing Agreements (provided that such restrictions are limited to the individual Servicing Agreement and related agreements or the property and/or assets subject to such agreements, as the case may be), (f) restrictions that exist pursuant to applicable requirements of law, (g) restrictions by reason of customary provisions in joint venture agreements and similar agreements applicable to Joint Ventures permitted under Section 6.6, (h) restrictions binding on a Subsidiary at the time such Subsidiary becomes a Subsidiary of Parent, so long as such restrictions were not entered into in contemplation of such Person becoming a Subsidiary of Parent, (i) restrictions on Cash or other deposits imposed by agreements with customers and other counterparties entered into in the ordinary course of business and (j) restrictions by reason of customary provisions restricting liens, assignments, subservicing, subcontracting or other transfers contained in agreements with any Specified Government Entity relating to the origination, sale, securitization and servicing of mortgage loans (provided that such restrictions are limited to the individual agreement and related agreements and/or the property or assets subject to such agreements, as the case may be), no Loan Party nor any of its Subsidiaries shall enter into any agreement or suffer to exist any restriction prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations (other than an agreement of a Securitization Entity that prohibits such Securitization Entity from creating or assuming any Lien upon its properties or assets to secure the Obligations). Section 6.4 Limitations on Prepayment of, and Modifications to, Unsecured or Subordinated Indebtedness. (a) Directly or indirectly through any manner or means, pay, make or set apart any sum for any Indebtedness incurred pursuant to Section 6.1(d) except that Parent or any of its Subsidiaries may (i) redeem or repurchase such Indebtedness if such redemption or repurchase is completed through the issuance of Equity Interests (other than Disqualified Equity Interests) or new unsecured Indebtedness, (ii) make regularly scheduled or mandatory repayments or redemptions of such Indebtedness, and (iii) incur Refinancing Indebtedness with respect to such Indebtedness; or (b) change or amend the terms of any unsecured or subordinated Indebtedness incurred pursuant to Section 6.1(d) if the effect of such changes or amendments, taken as a whole, is materially adverse to the interests of the Secured Parties under the Loan Documents. Section 6.5 Dividends. Directly or indirectly, authorize, declare or pay any Dividends with respect to a Parent or any Restricted Subsidiary, except: 75

(a) any Restricted Subsidiary may pay Dividends to Parent or to any Restricted Subsidiary; (b) any Restricted Subsidiary which is not a Wholly-Owned Subsidiary may pay Dividends to its shareholders, members or partners generally so long as Parent or a Restricted Subsidiary which owns the Equity Interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the Equity Interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of Equity Interests of such Subsidiary); (c) Parent or any Restricted Subsidiary may make or pay Dividends on its Equity Interests solely through the issuance of additional shares of Qualified Equity Interests of Parent or such Subsidiary (but not in cash), provided that in lieu of issuing additional shares of Qualified Equity Interests as Dividends, Parent or such Subsidiary may increase the liquidation preference of the shares of Qualified Equity Interests in respect of which such Dividends have accrued; (d) Parent may make or pay Dividends or consummate any irrevocable redemption within sixty (60) days after the date of declaration of such Dividend or notice of such redemption if the Dividend or payment of the redemption price, as the case may be, would have been permitted on the date of declaration or notice hereunder; (e) Parent may make or pay Dividends, either (i) through the application of net cash proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of Parent) of shares of Qualified Equity Interests of Parent or (ii) through the application of a substantially concurrent cash capital contribution (other than by a Subsidiary of Parent) received by Parent from its equityholders in respect of Qualified Equity Interests; provided that (x) no Event of Default then exists or would result therefrom or (y) the amount of Dividends paid pursuant to this clause (e) shall not exceed the net cash proceeds of such sale or amount of cash capital contribution received, as applicable; (f) Parent may (A) repurchase Equity Interests in connection with the exercise of stock options or warrants to the extent such Equity Interests represent a portion of the exercise price of those stock options or warrants and (B) repurchase Equity Interests or options to purchase Equity Interests in connection with the exercise of stock options to the extent necessary to pay applicable withholding taxes; (g) Parent may make or pay Dividends on preferred stock so long as no Default then exists or would result therefrom; (h) Parent may authorize, declare, make and pay Permitted REIT Distributions; (i) Parent may authorize, declare, make and pay additional Dividends on its common stock in any Fiscal Year to the extent that Core Earnings for the prior Fiscal Year exceed the amount necessary to make Permitted REIT Distributions in the current Fiscal Year, in an aggregate amount equal to such excess; 76

(j) Parent may repurchase, retire or otherwise acquire or retire for value (i) Equity Interests (or options, warrants or other rights to acquire Equity Interests) of Parent from any future, current or former officer, director, manager or employee (or any spouses, successors, executors, administrators, heirs or legatees of any of the foregoing) of Parent, any of its Subsidiaries or any Manager, or (ii) warrants (including the Warrants) to acquire Equity Interests of Parent, in an aggregate amount for all such payments not to exceed $15,000,000 in any calendar year (with unused amounts in any calendar year being permitted to be carried over to the next succeeding calendar year); and (k) Parent or any of its Subsidiaries may make any payment or delivery pursuant to the terms of (i) any Convertible Notes (including, without limitation, upon conversion, redemption, required repurchase, an interest payment date or maturity) or (ii) any Permitted Convertible Note Hedging Agreement or in connection with the early termination thereof. Notwithstanding the foregoing, in no event shall Parent or any Subsidiary be permitted to, directly or indirectly, make any Dividend (i) with the Equity Interests of NewRez or its Subsidiaries or any Person (other than a Loan Party) that directly or indirectly owns Equity Interests of NewRez, unless, after giving effect thereto either (A) such Equity Interests remain owned, directly or indirectly, by a Subsidiary Guarantor or (B) a prepayment is made pursuant to Section 2.10(d) in an amount equal to the fair market value of such Equity Interests (as determined in good faith by Parent and certified to the Administrative Agent), or (ii) with the assets (other than Cash and Cash Equivalents) of NewRez or its Subsidiaries, unless, after giving effect thereto, either (A) such assets remain owned, directly or indirectly, by a Subsidiary Guarantor or (B) a prepayment is made pursuant to Section 2.10(d) in an amount equal to the fair market value of such assets (as determined in good faith by Parent and certified to the Administrative Agent). Section 6.6 Investments. Directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except: (a) Investments in Cash and Cash Equivalents; (b) [Reserved]; (c) Investments by Parent or any Restricted Subsidiary existing on the Effective Date, and Investments consisting of any extension, modification or renewal of any such Investment; provided that the amount of any such Investment may only be increased pursuant to this clause (c) to the extent required by the terms of such Investment as in existence on the Effective Date; (d) Investments (i) in any Securities, REO Assets and other Investments (including debt obligations) received in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Parent and its Subsidiaries; 77

(e) intercompany loans and other intercompany Investments by and among Parent and its Subsidiaries that comply with the requirements of this Agreement; (f) Permitted Acquisitions; (g) Hedge Agreements which constitute Investments so long as the entering into of such Hedge Agreements are for bona fide hedging activities and not for speculative purposes (as determined in good faith by the board of directors of Parent or senior management of Parent or such other Restricted Subsidiary); (h) Investments by Parent or any Restricted Subsidiary in Securitization Entities, Warehouse Facility Trusts and MSR Facility Trusts and Investments in mortgage- related securities or charge-off receivables in the ordinary course of business; (i) Investments arising out of purchases of all remaining outstanding asset- backed securities of any Securitization Entity and/or Securitization Assets of any Securitization Entity for the purpose of relieving Parent or a Subsidiary of Parent of the administrative expense of servicing such Securitization Entity; (j) Investments in MSRs and “excess” MSRs; (k) Investments in Residual Interests in connection with any Securitization, Warehouse Facility or MSR Facility; (l) Investments in and making of Servicing Advances, securities backed by Servicing Advance receivables, residential or commercial mortgage loans, REO Assets and Securitization Assets (whether or not made in conjunction with the acquisition of MSRs); (m) Investments or guarantees of Indebtedness of one or more entities the sole purpose of which is to originate, acquire, securitize and/or sell loans that are purchased, insured, guaranteed or securitized by any Specified Government Entity; (n) promissory notes and other non-cash consideration, to the extent received in connection with the sale of any assets or property; (o) Investments in Securities and consumer loans; (p) [Reserved]; (q) Parent and its Restricted Subsidiaries may acquire and hold obligations of their and the Manager’s officers and employees in connection with such officers’ and employees’ acquisition of shares of Qualified Equity Interests of Parent or any Subsidiary (so long as no cash is actually advanced by Parent or any Subsidiary in connection with the acquisition of such obligations); (r) Indebtedness permitted by Section 6.1(e), to the extent constituting Investments; 78

(s) Investments by Parent or any Restricted Subsidiary in the form of loans extended to non-Affiliate borrowers in connection with any loan origination business of Parent or any Restricted Subsidiary in the ordinary course of business; (t) endorsements for collection or deposit in the ordinary course of business; (u) to the extent constituting Investments, Dividends permitted pursuant to Section 6.5; (v) other ordinary course origination Joint Ventures with mortgage lenders, brokers, builders and other customer lending Joint Venture counterparties; (w) Investments in Permitted Convertible Note Hedging Agreements; (x) any other Investments by Parent and its Restricted Subsidiaries so long as Tangible Book Value is at least, on a pro forma basis after giving effect to the making of such Investment, the lesser of (i) $3,250,000,000 and (ii) the amount that is 5.42 times the sum of (A) the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii) plus (B) the outstanding principal amount of Loans hereunder; and (y) any other Investments if Parent determines in good faith that such Investments are necessary (A) to maintain Parent’s status or ability to qualify for taxation as a REIT, (B) to avoid the payment of all entity-level federal, state and local income or excise tax, (C) so that none of the Loan Parties is an “investment company” as defined in, or is required to be registered as an “investment company” under, the Investment Company Act of 1940, as amended, or (D) to otherwise comply in all material respects with all applicable laws and Governmental Authorizations. Notwithstanding the foregoing, in no event shall Parent or any Subsidiary be permitted to, directly or indirectly, make any Investment with the assets of NewRez or its Subsidiaries (other than to any Subsidiary of NewRez) unless either (A) after giving effect thereto, such assets remain owned, directly or indirectly, by a Subsidiary Guarantor or (B) a prepayment is made pursuant to Section 2.10(d) in an amount equal to the fair market value of such assets (as determined in good faith by Parent and certified to the Administrative Agent). Section 6.7 Financial Covenants. (a) Minimum Tangible Book Value. Parent will not permit Tangible Book Value as of the last day of any month for which financial statements of Parent are required to have been delivered pursuant to Section 5.1(a) to be less than the lesser of (i) $2,500,000,000 and (ii) the greater of (x) the amount that is 4.17 times the sum of (A) the aggregate outstanding principal amount of Indebtedness incurred pursuant to Section 6.1(a)(ii) plus (B) the outstanding principal amount of Loans hereunder and (y) $2,000,000,000, in each case as of such date, beginning with the month in which the Effective Date occurs. (b) Minimum Cash Liquidity. Parent will not permit Cash Liquidity for any calendar week (determined on an average basis, taking into account Cash Liquidity at the close of business on each Business Day of such week) to be less than $125,000,000. 79

Section 6.8 Fundamental Changes. In a single transaction or series of related transactions, consolidate or merge with or into any Person, or sell, assign, transfer, lease, convey or otherwise dispose (“Dispose” or “Disposition”) of (x) all or substantially all of the Equity Interests, property and assets or business of any Loan Party, (y) the Equity Interests or assets constituting a business unit, line of business or division of Parent and its consolidated Subsidiaries or (z) with respect to NewRez and its Subsidiaries, any Equity Interests in, or any material assets of, NewRez or its Subsidiaries to any Person other than Parent or any other Loan Party, except: (a) any Person may consolidate or merge with or into (i) Parent (including a merger the purpose of which is to reorganize Parent into a new jurisdiction); provided, however, that Parent shall be the continuing or surviving Person, or (ii) any one or more other Restricted Subsidiaries; provided, however, that (x) a Restricted Subsidiary shall be the continuing or surviving Person or (y) in the case of a Restricted Subsidiary that is a Loan Party, the surviving Person assumes all of the obligations of such Loan Party under this Agreement and the other Loan Documents, and, in the case of both (i) and (ii), (w) the Secured Parties’ rights in the Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected in any material respect by such merger or consolidation, (x) upon the reasonable request of the Administrative Agent after the consummation of such merger or consolidation referred to in clause (y) above, Parent and each Loan Party expressly reaffirms its obligations to the Secured Parties under this Agreement and the other Loan Documents, (y) no Event of Default has occurred and is continuing at the time of such merger or consolidation or shall occur as a result of such merger or consolidation and (z) such merger or consolidation does not result in a Change of Control; (b) (i) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary that is not a Loan Party; provided that if NewRez or any of its Subsidiaries are involved in such merger or consolidation, the continuing or surviving Person shall remain owned, directly or indirectly, by a Subsidiary Guarantor, and (ii) any Restricted Subsidiary (other than NewRez or its Subsidiaries) may liquidate, wind up, dissolve or change its legal form if Parent determines in good faith that such action is in the best interests of Parent and if not materially disadvantageous to the Lenders; provided that if NewRez or any of its Subsidiaries are involved in such liquidation, winding up or dissolution, the assets of such Person after giving effect to such liquidation, winding up or dissolution shall remain owned, directly or indirectly, by a Subsidiary Guarantor or a prepayment shall be made pursuant to Section 2.10(d) in an amount equal to the fair market value of such assets (as determined in good faith by Parent and certified to the Administrative Agent); (c) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 6.6; provided, however, that (i) the continuing or surviving Person shall be a Restricted Subsidiary and (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in accordance with Section 6.6 (including the last sentence thereof); (d) Dispositions between and among Loan Parties; 80

(e) any sale, transfer or other Disposition, directly or indirectly, of any Equity Interests in, or any assets of, NewRez or its Subsidiaries in any transaction or series of related transactions; provided that, if such sale, transfer or other Disposition is of any Equity Interest in NewRez or any of its Subsidiaries that hold material assets, or material assets of NewRez or any of its Subsidiaries, outside of the ordinary course of business (it being understood that sales, transfers or other Dispositions of mortgages, MSRs, “excess” MSRs, to-be-announced mortgage- backed securities and Servicing Advances are in the ordinary course of business for NewRez and its Subsidiaries), either (i) (x) such sale, transfer or other Disposition is for fair market value (as determined in good faith by Parent), (y) Parent and its Subsidiaries receive consideration at least 90% of which consists of cash or Cash Equivalents (other than in connection with an Investment permitted by the last paragraph of Section 6.6) and (z) Parent complies with its obligations under Section 2.10(d), or (ii) after giving effect to such sale, transfer or other Disposition, such Equity Interests or assets remain owned, directly or indirectly, by a Subsidiary Guarantor; or (f) any sale, transfer or other Disposition of all or substantially all of the Equity Interests, property and assets or business of any other Loan Party or assets constituting a business unit, line of business or division of Parent and its consolidated Subsidiaries to any Person other than Parent or any other Loan Party, subject to compliance, if applicable, with the provisions of Section 2.10(c) and Section 6.7. Upon the request of Parent, the Administrative Agent or Collateral Agent, as applicable, shall promptly execute and deliver to Parent any and all documents or instruments necessary to release any Guaranty or any Lien encumbering any items of Collateral that are subject to a Disposition pursuant to this Section 6.8 or otherwise permitted by this Agreement. Section 6.9 Transactions with Affiliates. Directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property, the rendering of any service or the payment of any management, advisory or similar fees) with any Affiliate of Parent on terms that when taken as a whole are materially less favorable to Parent or a Restricted Subsidiary, as the case may be, than those that might be obtained in a comparable arm’s length transaction at the time from a Person that is not an Affiliate; provided that, for the avoidance of doubt, the foregoing restriction shall not apply to (a) any transaction permitted by this Article VI between Parent and any one or more Subsidiaries of Parent or among Subsidiaries of Parent; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Parent and its Subsidiaries; (c) employment, severance, compensation, benefit and indemnification arrangements for directors, officers and other employees of Parent and its Subsidiaries entered into in the ordinary course of business or approved in good faith by the board of directors of Parent; (d) the payment of fees and expenses in connection with the consummation of the transactions contemplated by the Loan Documents; (e) transactions or any series of related transactions involving aggregate payments or consideration less than $500,000; (f) the payment of management fees and incentive compensation and other transactions made pursuant to the management agreement with the Manager as in effect on the Effective Date and with any such amendments or other changes that are not materially adverse, taken as a whole, to the interests of the Lenders; (g) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged into Parent or its Subsidiaries permitted by the terms of this Agreement; provided that such agreement was not entered into in contemplation of such acquisition or merger, or any 81 amendment thereto; (h) any transaction with an Affiliate, which is approved by a majority of disinterested members of the board of directors of Parent in good faith and (i) any other transaction with an Affiliate, subject to the prior consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed). Section 6.10 Intermediate Entities. If the Equity Interests of any Subsidiary Guarantor are owned directly by Parent or any other Subsidiary Guarantor, no Person other than a Loan Party shall acquire such Equity Interests unless such Person also becomes a Subsidiary Guarantor under this Agreement. No Subsidiary Guarantor shall form a new Subsidiary that sits between it and any other direct Subsidiary or transfer its Equity Interests in a direct Subsidiary to another Subsidiary of such Subsidiary Guarantor unless such new Subsidiary or transferee Subsidiary also becomes a Subsidiary Guarantor under this Agreement. Section 6.11 Conduct of Business. The Loan Parties and their Restricted Subsidiaries shall not engage to any material extent (determined on a consolidated basis) in any line of business other that those lines of business in which the Loan Parties and their Restricted Subsidiaries are engaged in on the Effective Date other than lines of business that are similar, ancillary, incidental or complementary to such lines of business or are reasonable extensions thereof. Section 6.12 No Change to Organizational Documents. Without the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, no Loan Party shall agree to any amendment to or waiver of the terms or provisions of its Organizational Documents, except for: (a) immaterial amendments or waivers permitted by such Organizational Documents not requiring the consent of the holders of the Equity Interests in Parent, or (b) amendments or waivers which would not, either individually or collectively, be materially adverse to the interests of the Lenders. Section 6.13 Use of Proceeds. Neither Parent nor any of its Subsidiaries and, to the knowledge of Parent, its or their respective directors, officers, employees and agents shall use, directly or knowingly indirectly, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Bribery and Anti-Corruption Laws or Anti-Terrorism and Money Laundering Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Designated Jurisdiction, each to the extent such activities, businesses or transactions would be prohibited by applicable Sanctions or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 6.14 Negative Pledge. Neither Parent nor any Loan Party shall, or shall permit any Subsidiary to, directly or indirectly, create, incur, assume, suffer to exist or otherwise permit any Lien on (i) the Equity Interests of any Servicing Advance Entity, (ii) any cash that is not subject to a Lien pursuant to any Permitted Funding Indebtedness or (iii) any Residual Interest, in each case to secure any Indebtedness (other than the Indebtedness incurred pursuant to Section 6.1(g) or any Indebtedness provided by any Canyon Lender or any of its Affiliates after the Effective Date, in each case to the extent secured by a Permitted Lien) unless Parent shall, or shall cause the relevant Subsidiary to, grant, for the benefit of the Secured Parties, a security 82 interest in such Equity Interests that is equal and ratable to the security interests in favor of the holders of such other Indebtedness (or, in the case of a Lien securing such other Indebtedness that is expressly subordinated or junior to the Loans, secured by a Lien that is senior in priority to such Lien). Section 6.15 Unencumbered Asset Equity Pledge Subsidiaries. Notwithstanding anything to this contrary in this Agreement: (a) No Unencumbered Asset Equity Pledge Subsidiary shall be permitted to, directly or indirectly, (i) create, incur, assume or guaranty, suffer to exist, or otherwise become ore remain directly or indirectly liable with respect to any Indebtedness, or (ii) create, incur, assume or suffer to exist any Lien upon any of its property or assets of any kind (real or personal, tangible or intangible), whether now owned or hereafter acquired by it, to secure any Indebtedness. (b) Neither any Unencumbered Asset Equity Pledge Subsidiary nor any direct or indirect Subsidiary of Parent that owns Equity Interests in an Unencumbered Asset Equity Pledge Subsidiary shall (i) create, incur, assume or suffer to exist any Lien upon the Equity Interests of an Unencumbered Asset Equity Pledge Subsidiary, whether now owned or hereafter acquired by it, to secure any Indebtedness, other than the Liens granted to the Secured Parties under the Security Documents, or (ii) enter into any agreement or suffer to exist any restriction prohibiting the creation or assumption of any Lien upon the Equity Interests of an Unencumbered Asset Equity Pledge Subsidiary to secure the Obligations. (c) No Unencumbered Asset (Long Term) Equity Pledge Subsidiary may Dispose of any assets (including by making an Investment with such assets or by merger, consolidation or amalgamation or similar transaction with or into another Person), whether now owned or hereafter acquired by it, to any Person other than another Unencumbered Asset (Long Term) Equity Pledge Subsidiary unless a prepayment is made pursuant to Section 2.10(f) in an amount equal to the fair market value of such assets (as determined in good faith by Parent and certified to the Administrative Agent) or the proceeds of such sale must be retained or invested by such Unencumbered Asset (Long Term) Equity Pledge Subsidiary or another Unencumbered Asset (Long Term) Equity Pledge Subsidiary. No Loan Party or any Subsidiary of Parent may Dispose (whether in a single transaction, multiple transactions or a series of related transactions), directly or indirectly, of any Equity Interests in any Unencumbered Asset Equity Pledge Subsidiary to any Person other than Parent or any other Loan Party unless the Net Cash Proceeds are used to make a prepayment pursuant to Section 2.10(f). For the avoidance of doubt, the first sentence of this clause (c) shall not limit the ability of any Unencumbered Asset (Short Term) Equity Pledge Subsidiary to Dispose of any assets, whether now owned or hereafter acquired by it, to any Person. (d) Unencumbered Asset Equity Pledge Subsidiaries must be Restricted Subsidiaries at all times and shall not form any additional Subsidiaries, unless (i) such Subsidiaries become Restricted Subsidiaries and Unencumbered Asset Equity Pledge Subsidiaries and (ii) the Equity Interests of any such Subsidiary are pledged to the Collateral Agent for the benefit of the Secured Parties. 83

(e) No Unencumbered Asset (Long Term) Equity Pledge Subsidiary may, directly or indirectly, authorize, declare or pay any Dividends, except for (i) a Dividend with the Net Cash Proceeds from a disposition of assets in order for Parent to make a mandatory prepayment in accordance with Section 2.10(f) and (ii) Dividends to distribute any income generated by the assets of such Unencumbered Asset (Long Term) Equity Pledge Subsidiary or any of its Subsidiaries. For the avoidance of doubt, this clause (e) shall not limit the ability of any Unencumbered Asset (Short Term) Equity Pledge Subsidiary to, directly or indirectly, authorize, declare or pay any Dividends. ARTICLE VII GUARANTY Section 7.1 Guaranty of the Obligations. Each of the Subsidiary Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to the Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”). Section 7.2 Contribution by Subsidiary Guarantors. All Subsidiary Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Subsidiary Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided that solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this Section 7.2), minus (2) the 84 aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the obligations or liability of any Contributing Guarantor hereunder. Each Subsidiary Guarantor shall remain liable for the full amount guaranteed by such Subsidiary Guarantor hereunder. Each Subsidiary Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2. Section 7.3 Payment by Subsidiary Guarantors. The Subsidiary Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Subsidiary Guarantor by virtue hereof, that upon the failure of Parent to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), the Subsidiary Guarantors shall upon demand pay, or cause to be paid, in Cash, to the Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Parent becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Parent for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid. Section 7.4 Liability of Subsidiary Guarantors Absolute. Each Subsidiary Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Subsidiary Guarantor agrees as follows: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) the Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Parent and any Beneficiary with respect to the existence of such Event of Default; (c) the obligations of each Subsidiary Guarantor hereunder are independent of the obligations of Parent and the obligations of any other guarantor (including any other Subsidiary Guarantor) of the obligations of Parent, and a separate action or actions may be brought and prosecuted against such Subsidiary Guarantor whether or not any action is brought against Parent or any of such other guarantors and whether or not Parent is joined in any such action or actions; (d) payment by any Subsidiary Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Subsidiary 85

Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Administrative Agent is awarded a judgment in any suit brought to enforce any Subsidiary Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Subsidiary Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Subsidiary Guarantor, limit, affect, modify or abridge any other Subsidiary Guarantor’s liability hereunder in respect of the Guaranteed Obligations; (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of the guarantee set forth in this Article VII or giving rise to any reduction, limitation, impairment, discharge or termination of any Subsidiary Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Subsidiary Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Subsidiary Guarantor against Parent or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Loan Documents; and (f) this Guaranty and the obligations of the Subsidiary Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Subsidiary Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Loan Documents, or of any other guaranty or security for the Guaranteed 86

Obligations, in each case whether or not in accordance with the terms hereof or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Parent or any of their Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Parent may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor as an obligor in respect of the Guaranteed Obligations. Section 7.5 Waivers by Subsidiary Guarantors. Each Subsidiary Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Subsidiary Guarantor, to (i) proceed against Parent, any other guarantor (including any other Subsidiary Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Parent, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Parent or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Parent or any other Subsidiary Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Parent or any other Subsidiary Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Subsidiary Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Subsidiary Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Parent and notices of any of the matters referred to 87 in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. Section 7.6 Subsidiary Guarantors’ Rights of Subrogation, Contribution, Etc. (a) Subject to the waiver described in clause (b) below, to the extent the Subsidiary Guarantors do not otherwise possess a right of subrogation against Parent at equity, by statute, under common law or otherwise, the Subsidiary Guarantors and Parent agree that, for valid consideration given, the Subsidiary Guarantors shall have such a right of subrogation. (b) Until the Guaranteed Obligations shall have been indefeasibly paid in full, each Subsidiary Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Subsidiary Guarantor now has or may hereafter have against Parent or any other Subsidiary Guarantor or any of its assets in connection with this Guaranty or the performance by such Subsidiary Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that such Subsidiary Guarantor now has or may hereafter have against Parent with respect to the Guaranteed Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Parent, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full, each Subsidiary Guarantor shall withhold exercise of any right of contribution such Subsidiary Guarantor may have against any other guarantor (including any other Subsidiary Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by Section 7.2. Each Subsidiary Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Subsidiary Guarantor may have against Parent or against any collateral or security, and any rights of contribution such Subsidiary Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Parent, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Subsidiary Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for the Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. Section 7.7 Subordination of Other Obligations. Any Indebtedness of Parent or any Subsidiary Guarantor now or hereafter held by any Subsidiary Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Administrative Agent on behalf of 88

Beneficiaries and shall forthwith be paid over to the Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. Section 7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full. Each Subsidiary Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. Section 7.9 Authority of Subsidiary Guarantors or Parent. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Subsidiary Guarantor or Parent or the officers, directors or any agents acting or purporting to act on behalf of any of them. Section 7.10 Financial Condition of Parent. Any Loan may be made to Parent or continued from time to time without notice to or authorization from any Subsidiary Guarantor regardless of the financial or other condition of Parent at the time of any such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with any Subsidiary Guarantor its assessment, or any Subsidiary Guarantor’s assessment, of the financial condition of Parent. Each Subsidiary Guarantor has adequate means to obtain information from Parent on a continuing basis concerning the financial condition of Parent and its ability to perform its obligations under the Loan Documents and each Subsidiary Guarantor assumes the responsibility for being and keeping informed of the financial condition of Parent and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Subsidiary Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Parent now known or hereafter known by any Beneficiary. Section 7.11 Bankruptcy, Etc. (a) So long as any Guaranteed Obligations remain outstanding, no Subsidiary Guarantor shall, without the prior written consent of the Administrative Agent acting pursuant to the instructions of the Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Parent or any other Subsidiary Guarantor. The obligations of the Subsidiary Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Parent or any other Subsidiary Guarantor or by any defense which Parent or any other Subsidiary Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. (b) Each Subsidiary Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if 89 such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of the Subsidiary Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by the Subsidiary Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Parent of any portion of such Guaranteed Obligations. The Subsidiary Guarantors shall permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay the Administrative Agent, or allow the claim of the Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced. (c) In the event that all or any portion of the Guaranteed Obligations are paid by Parent or any Subsidiary Guarantor, the obligations of the Subsidiary Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder as if such payments had not been made. Section 7.12 Discharge of Guaranty Upon Sale of any Subsidiary Guarantor. If all of the Equity Interests of any Subsidiary Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in a manner permitted by the terms and conditions hereof, the Guaranty of such Subsidiary Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale or other disposition. ARTICLE VIII EVENTS OF DEFAULT Section 8.1 Events of Default. If any one or more of the following conditions or events occur: (a) Failure to Make Payments When Due. Failure by Parent to pay (i) when due any principal of any Loan or any other amount due on the applicable Maturity Date or upon acceleration of the maturity thereof pursuant to this Section 8.1; or (ii) any interest on any Loan or any fee or any other amount due hereunder within four (4) Business Days after the date due; or (b) Breach of Representations, Etc. Any representation, warranty, certification or other statement made or deemed made by any Loan Party in any Loan Document or in any statement or certificate at any time given by any Loan Party in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or (c) Breach of Certain Covenants. Failure of any Loan Party to perform or comply with any term or condition contained in Section 5.1, 5.2 or 5.13 or in Article VI (subject 90 to, in the case of the financial covenants set forth in Section 6.7, the cure rights contained in Section 8.2); or (d) Other Defaults Under Loan Documents. Any Loan Party shall default in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within thirty (30) days after the receipt by Parent of notice from the Administrative Agent or any Lender of such default; or (e) Default in Other Agreements. (i) Failure of any Loan Party to pay when due any Indebtedness (other than Indebtedness referred to in Section 8.1(a) and Non-Recourse Indebtedness) in an aggregate principal amount of $25,000,000 or more, beyond the grace period, if any, provided therefor; (ii) breach or default (1) by any Loan Party with respect to any other term of Indebtedness (other than Indebtedness referred to in Section 8.1(a) and Non- Recourse Indebtedness) in an aggregate principal amount of $25,000,000 or more, (2) by NewRez with respect to any term of Indebtedness (other than Non-Recourse Indebtedness) in an aggregate principal amount of $50,000,000 or more, (3) by any Issuer of Pledged Equity (each as defined in the Security Agreement) with respect to any term of Indebtedness (other than Non- Recourse Indebtedness) in an aggregate principal amount of $25,000,000 or more, or (4) by any Loan Party with respect to any loan agreement, mortgage, indenture or other agreement relating to such items of Indebtedness described in the foregoing clauses (1), (2) and (3), in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or (iii) breach or default by NRM with respect to Indebtedness arising under any agreements with Fannie Mae or Freddie Mac if Fannie Mae or Freddie Mac, as applicable, has notified NRM of its intention to terminate NRM, with cause, as a result of such breach or default, which is uncurable (after giving effect to all deadline extensions and whatever additional time that Fannie Mae or Freddie Mac, as applicable, gives in writing beyond the cure period specified in such agreement, including by way of forbearance); provided, however, that, no Event of Default shall occur under this clause (e) as a result of any such failure to pay, breach or default with respect to any such Indebtedness described in this clause (e), if such failure to pay, breach or default, as applicable, shall have been cured or waived by the holder or holders of such Indebtedness (or a trustee on behalf of such holder or holders); or (f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Parent or any other Loan Party in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Parent or any other Loan Party under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, conservator, custodian or other officer having similar powers over Parent or any other Loan Party, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an 91 interim receiver, trustee, conservator or other custodian of Parent or any other Loan Party for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Parent or any other Loan Party, and any such event described in this clause (ii) shall continue for sixty (60) consecutive days without having been dismissed, bonded or discharged; or (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) Parent or any other Loan Party shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee, conservator or other custodian for all or a substantial part of its property; or Parent or any other Loan Party shall make any assignment for the benefit of creditors; or (ii) Parent or any other Loan Party shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or (h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $25,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has not expressly denied coverage) shall be entered or filed against Parent or any other Loan Party or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of forty-five (45) consecutive days; or (i) Employee Benefit Plans. There shall occur one or more ERISA Events which individually or in the aggregate results in or would reasonably be expected to result in a Material Adverse Effect on Parent during the term hereof; or (j) Change of Control. A Change of Control occurs; or (k) Guaranties, Security Documents and other Loan Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Subsidiary Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Security Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made) in accordance with the terms hereof) or shall be declared null and void, or the Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any material portion of the Collateral purported to be covered by the Security Documents with the priority required by the relevant Security Document or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability under any Loan Document to which it is a party or shall contest the validity or perfection of any Lien in any Collateral purported to be covered by the Security Documents; 92

THEN, (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (2) upon the occurrence and continuation of any other Event of Default, at the request of (or with the consent of) the Required Lenders, upon notice to Parent by the Administrative Agent, (A) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Loan Party: (I) the unpaid principal amount of and accrued interest on the Loans, and (II) all other Obligations; and (B) the Administrative Agent may cause the Collateral Agent to enforce any and all Liens and security interests created pursuant to Security Documents. Section 8.2 Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 8.1, in the event that Parent fails to comply with the requirements of the financial covenant set forth in Section 6.7(a) for any particular month, then from the date that financial statements of Parent are required to have been delivered pursuant to Sections 5.1(a) with respect to such month until the expiration of the thirtieth (30th) day thereafter (the last day of such period being the “Anticipated Cure Deadline”), Parent or any of its Subsidiaries shall have the right (the “Cure Right”) to sell or issue common or preferred Equity Interests (other than Disqualified Equity Interests) for cash or to obtain a cash contribution to its equity (which shall be in the form of common or preferred equity (other than Disqualified Equity Interests)), and upon the receipt by Parent of such cash (or the use by Parent of cash on hand equal to such amount) (the “Cure Amount”), pursuant to the exercise by Parent of such Cure Right, the calculation of Tangible Book Value, as used in the financial covenant set forth in Section 6.7(a) shall be recalculated giving effect to the following pro forma adjustments: (i) Stockholders’ equity for such month (and for any subsequent period that includes such month) shall be increased, solely for the purpose of measuring either or both of Tangible Book Value for the financial covenant set forth in Section 6.7(a); provided that the receipt by Parent of the Cure Amount pursuant to the Cure Right shall be deemed to have no other effect on a Consolidated basis under this Agreement except as set forth in this clause (i); (ii) if, after giving effect to the foregoing recalculations, Parent shall then be in compliance with the requirements of the financial covenant set forth in Section 6.7(a), Parent shall be deemed to have satisfied the requirements of such financial covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenant that had occurred (and any other Default as a result thereof, including the failure to meet any condition requiring no Default or Event of Default based solely on the basis of any actual or purported Event of Default under such financial covenant) shall be deemed cured for the purposes of this Agreement; and (iii) upon receipt by the Administrative Agent of written notice, on or prior to the Anticipated Cure Deadline, that Parent intends to exercise the Cure Right in respect of a month, the Lenders shall not be permitted to accelerate Loans held by them or to exercise remedies against the Collateral on the basis of a failure to comply with the 93 requirements of such financial covenant, unless such failure is not cured pursuant to the exercise of the Cure Right on or prior to the Anticipated Cure Deadline. (b) Notwithstanding anything herein to the contrary, (i) in each four (4) consecutive fiscal quarter period there shall be at least two (2) fiscal quarters in respect of which the Cure Right is not exercised for any month therein, (ii) there can be no more than four (4) fiscal quarters in respect of which the Cure Right is exercised for any month therein during the term of the Initial Term Loans and (iii) for purposes of this Section 8.2, the Cure Amount utilized shall be no greater than the minimum amount required to remedy the applicable failure to comply with the financial covenant. (c) Notwithstanding the foregoing, in no event shall Parent be permitted to exercise any Cure Right unless a prepayment is made with the required portion of the Cure Amount pursuant to Section 2.10(e). ARTICLE IX AGENTS Section 9.1 Appointment of Agents. Cortland is hereby appointed the Administrative Agent and the Collateral Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Cortland to act as the Administrative Agent and the Collateral Agent in accordance with the terms hereof and the other Loan Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Parent or any of its Subsidiaries (other than with respect to the Register pursuant to Section 2.4(b) and the Participant Register pursuant to Section 10.6(f)(iii)). Each of the Administrative Agent and the Collateral Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. Section 9.2 Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein. 94

Section 9.3 General Immunity. (a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Loan Document, the perfection or priority of any Lien, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Loan Party or to any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof. (b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction (for the avoidance of doubt, no action taken or omitted by any Agent at the instruction of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.3). Each Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice clearly marked “notice of default” and describing such Default or Event of Default is given to such Agent by Parent or a Lender. No Agent shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall be liable for the failure to disclose, any information relating to Parent or any of its Affiliates that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from the Required Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from the Required Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions and shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Parent 95 and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 10.5). No provision of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or the transactions contemplated hereby or thereby shall require the Administrative Agent or the Collateral Agent to: (1) expend or risk its own funds or provide indemnities in the performance of any of its duties hereunder or exercise of any of its rights or powers or (ii) otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights or powers. (c) Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Loan Document by or through any one (1) or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to the Affiliates of the Administrative Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities of the Administrative Agent and the Syndication Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by the Administrative Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Administrative Agent and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent. Section 9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Parent or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Parent for services in connection herewith and otherwise without having to account for the same to Lenders. 96

Section 9.5 Lenders’ Representations, Warranties and Acknowledgment. (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Parent and its Subsidiaries in connection with Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Parent and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders. (b) Each Lender, by delivering its signature page to this Agreement or an Assignment Agreement or a Joinder Agreement and funding its Loan, on the Effective Date, the Second Draw Date or the Increased Amount Date, as applicable, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, the Required Lenders or Lenders, as applicable on the Effective Date, the Second Draw Date or the Increased Amount Date, as applicable. Section 9.6 Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify and hold harmless each Agent, to the extent that such Agent shall not have been reimbursed by any Loan Party (and without limiting its obligation to do so), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof. Section 9.7 Successor Administrative Agent and Collateral Agent. The Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Parent. The Administrative Agent shall have the right to appoint a financial institution to act as the Administrative Agent and/or the Collateral Agent hereunder, subject to the reasonable satisfaction of Parent and the Required Lenders, and the Administrative Agent’s resignation shall become effective on the earlier of (i) the acceptance of such successor Administrative Agent by Parent and the Required Lenders or (ii) the thirtieth (30th) day after such notice of resignation. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, the Required Lenders shall have the right, upon 97 five (5) Business Days’ notice to Parent, to appoint a successor Administrative Agent, subject to the reasonable satisfaction of Parent. If neither the Required Lenders nor the Administrative Agent have appointed a successor Administrative Agent, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that until a successor Administrative Agent is so appointed by the Required Lenders or the Administrative Agent, the Administrative Agent, by notice to Parent and the Required Lenders, may retain its role as the Collateral Agent under any Security Document. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Security Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Security Documents, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Except as provided above, any resignation of Cortland or its successor as the Administrative Agent pursuant to this Section 9.7 shall also constitute the resignation of Cortland or its successor as the Collateral Agent. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 9.7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent hereunder. Any successor Administrative Agent appointed pursuant to this Section 9.7 shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder. Section 9.8 Security Documents and Guaranty. (a) Agents under Security Documents and Guaranty. Each Secured Party hereby further authorizes the Administrative Agent or the Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Security Documents. Without further written consent or authorization from any Secured Party, the Administrative Agent or the Collateral Agent, as applicable may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which the Required Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Subsidiary Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which the Required Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented. The Agents shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (ii) the filing, re-filing, recording, re-recording or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at 98 any time or times or (iii) providing, maintaining, monitoring or preserving insurance on, or the payment of taxes with respect to, any of the Collateral. (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Loan Documents to the contrary notwithstanding, Parent, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition. (c) Release of Collateral and Guarantees, Termination of Loan Documents. Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made) have been paid in full and all Commitments have terminated or expired or been cancelled, each of the Administrative Agent and the Collateral Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be necessary or advisable or reasonably requested by Parent to release its security interest in all Collateral, and to release all guarantee obligations provided for in any Loan Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Parent or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Parent or any other Loan Party or any substantial part of its property, or otherwise, all as though such payment had not been made. In addition, the Agents and the Lenders hereby agree that in connection with (i) any sale or transfer not prohibited by this Agreement or any other Loan Document (including a sale or transfer of a Subsidiary) or (ii) any Collateral becoming an Excluded Asset (as defined in the Security Agreement), any Lien on any assets transferred as part of or in connection with any such sale or transfer or on such Excluded Assets, as the case may be, and granted to or held by the Collateral Agent under any Loan Document shall be automatically released at the time of consummation of such sale or transfer or upon such asset becoming an Excluded Asset. (d) No Agent shall be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations as Agent. 99

Section 9.9 Withholding Taxes. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. The agreements in this Section 9.9 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Agreement and the repayment, satisfaction or discharge of all other obligations. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.9. Section 9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Bankruptcy Code or other applicable law or any other judicial proceeding relative to Parent, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on Parent) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the other Secured Parties (including fees, disbursements and other expenses of counsel) allowed in such judicial proceeding and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and other Secured Party to make such payments to the Administrative Agent. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or other Secured Party to authorize the Administrative Agent to vote in respect of the claim of such Person or in any such proceeding. ARTICLE X MISCELLANEOUS Section 10.1 Notices. (a) Notices Generally. Any notice or other communication herein required or permitted to be given under the Loan Documents shall be sent to such Person’s address as set 100 forth on Schedule 10.1(a) (with copies to such other Persons as are set forth therein) or in the other relevant Loan Document, and in the case of any Lender, the address as specified on Schedule 10.1(a) or otherwise specified to the Administrative Agent in writing. Except as otherwise set forth in paragraph (b) below, each notice hereunder shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to any Agent shall be effective until received by such Agent. (b) Electronic Communications. Notices and other communications to Agents and Lenders hereunder may be delivered or furnished by electronic communication (including e- mail and Internet or intranet websites). Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in this clause (b) of notification that such notice or communication is available and identifying the website address therefor. (c) Public Lenders. Each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Parent or its securities for purposes of United States Federal or state securities laws. Section 10.2 Expenses. Parent agrees to pay, within ten (10) Business Days of receipt of written request therefor, (a) all the reasonable and documented out-of-pocket costs and expenses of the Agents and Lenders (subject to clause (b) below) incurred in connection with the initial negotiation, preparation and execution of the Loan Documents and, with respect to the Agents, any consents, amendments, waivers or other modifications thereto; (b) the reasonable and documented out-of-pocket fees, expenses and disbursements of counsel to the Lenders and counsel to the Agents (in each case limited to (x) a single firm of primary counsel for the Lenders and (y) a single firm of primary counsel for the Agents, and (x) a single firm of local counsel for the Lenders and (y) a single firm of local counsel for the Agents in each appropriate jurisdiction) in connection with the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and, in the case of the Agents, the administration thereof; (c) all reasonable and documented out-of-pocket costs and expenses arising in connection with or relating to creating, perfecting, recording, maintaining and preserving Liens in favor of the Collateral Agent, for the benefit of Secured Parties; (d) all reasonable and documented out-of-pocket costs and expenses in connection with 101 the custody or preservation of the Collateral; and (e) after the occurrence of an Event of Default, all reasonable and documented out-of-pocket costs and expenses incurred by any Agent and the Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the Loan Documents by reason of such Event of Default (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or pursuant to any insolvency or bankruptcy cases or proceedings. On the Effective Date, Parent shall be responsible for the fees, charges and disbursements of counsel Sullivan & Cromwell LLP, Cadwalader, Wickersham & Taft LLP and Norton Rose Fulbright US LLP, subject to the limitations set forth in Section 3.1(j). Section 10.3 Indemnity. (a) In addition to the payment of expenses pursuant to Section 10.2, each Loan Party agrees to defend, indemnify, pay and hold harmless, each Agent and Lender and each Related Party of the foregoing (each, an “Indemnitee”), from and against any and all Indemnified Liabilities; provided that no Loan Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities (i) to the extent such Indemnified Liabilities resulted from the gross negligence, bad faith or willful misconduct of that Indemnitee or any of its Related Parties, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction, (ii) arising from the material breach by such Indemnitee or any of its Related Parties of its obligations under this Agreement or any other Loan Document, as determined by a final, non-appealable judgment of a court of competent jurisdiction or (iii) arising from any investigation, litigation or proceeding that does not involve an act or omission of Indemnitee or any of its Subsidiaries and that is brought by an Indemnitee against any other Indemnitee, other than claims against any Agent (or an Affiliate thereof) in its capacity or carrying out its duties as an agent or arranger with respect to the Loans. This Section 10.3 shall not apply with respect to any Taxes, other than Taxes arising from a non-Tax claim. (b) To the extent permitted by applicable law, no Loan Party nor any Indemnitee shall assert, and each Loan Party and Indemnitee hereby waives, any claim against any Loan Party or any Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of or in any way related to this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the transmission of information through the Internet, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith; provided that nothing in this clause (b) shall in any way limit the indemnification obligations of the Loan Parties under clause (a) above. Section 10.4 Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by each Loan Party at any time or from time to time subject to the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), and upon notice to Parent and the 102

Administrative Agent, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Loan Party to such Lender hereunder and under the other Loan Documents. Each Lender agrees to notify Parent and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 10.5 Amendments and Waivers. (a) Required Lenders’ Consent. Subject to the additional requirements of Sections 10.5(b) and 10.5(c) and except as set forth in Section 10.5(e), no amendment, modification, termination or waiver of any provision of the Loan Documents (other than the Agent Fee Letter), or consent to any departure by any Loan Party therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and the Required Lenders; provided that the Administrative Agent may, with the consent of Parent only, amend, modify or supplement this Agreement or any other Loan Document to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement is not objected to in writing by the Required Lenders to the Administrative Agent within five (5) Business Days following receipt of notice thereof. (b) Affected Lenders’ Consent. Without the written consent of each Lender that would be directly adversely affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would: (i) extend the scheduled final maturity of any Loan or Note or principal amount outstanding, or waive, forgive, reduce or postpone any scheduled repayment (but not prepayment) of principal; (ii) reduce the rate of interest on any Loan or any fee payable hereunder; provided that only the consent of the Required Lenders shall be necessary to amend the Default Rate in Section 2.7 or to waive any obligation of Parent to pay interest at the Default Rate; (iii) waive or extend the time for payment of any such interest, fees or premiums; (iv) reduce the principal amount of any Loan; (v) amend, modify, terminate or waive any provision of Section 2.13, this Section 10.5(b), Section 10.5(c), any provision of the Security Agreement therein specified to be subject to this Section 10.5(b) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required; (vi) amend the definition of “Required Lenders” or amend Section 10.5(a) in a manner that has the same effect as an amendment to such definition or the definition of “Pro Rata Share”; provided that with the consent of the Required Lenders, 103 additional extensions of credit pursuant hereto may be included in the determination of the “Required Lenders” or “Pro Rata Share” on substantially the same basis as the Commitments and the Loans are included on the Effective Date; provided, further, that the consent of the Required Lenders shall not be required in connection with any incurrence of Term Loans added pursuant to Section 2.20; (vii) release all or substantially all of the Collateral or all or substantially all of the Subsidiary Guarantors from the Guaranty except as expressly provided in the Loan Documents; (viii) consent to the assignment or transfer by any Loan Party of any of its rights and obligations under any Loan Document except as expressly provided in any Loan Document; or (ix) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.11; provided that, for the avoidance of doubt, all Lenders shall be deemed directly affected thereby with respect to any amendment described in clauses (v), (vi), (vii) and (viii). (c) Other Consents. No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by any Loan Party therefrom, shall: (i) waive, forgive, reduce or postpone any prepayments without the consent of Lenders holding Effective Date Term Loan Exposure plus Second Draw Term Loan Exposure plus New Term Loan Exposure representing more than 75% of the sum of (A) the aggregate Effective Date Term Loan Exposure of all Lenders, (B) the aggregate Second Draw Term Loan Exposure of all Lenders and (C) the aggregate New Term Loan Exposure of all Lenders; (ii) amend, modify, terminate or waive any provision of Article IX as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent; or (iii) waive, forgive or reduce the Second Draw Term Loan Commitments, other than as a result of the funding of the Second Draw Term Loans in full, or the amount of the Loans to be made on the Second Draw Date, or waive any obligation of Lenders holding Second Draw Term Loan Commitments to fund their Second Draw Term Loans, so long as the Effective Date has occurred, in each case without the consent of the Canyon Lenders, and the Canyon Lenders shall be a third party beneficiary of such funding obligation. Parent and the Lenders holding Second Draw Term Loan Commitments acknowledge and agree that the Canyon Lenders shall have the express right to enforce the obligation of the Lenders holding Second Draw Term Loan Commitments to fund their Second Draw Term Loans on the Second Draw Date. (d) Execution of Amendments, Etc. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, 104 waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Loan Party, on such Loan Party. (e) New Term Loans. Notwithstanding anything to the contrary herein or in any other Loan Document, this Agreement and the other Loan Documents may be amended with the written consent of only the Administrative Agent and Parent to the extent necessary in order to evidence and implement any incurrence of Term Loans pursuant to Section 2.20. (f) Affiliated Lenders. (i) Notwithstanding anything in this Section 10.5 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (x) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to Section 10.5(f)(ii), any plan of reorganization pursuant to the U.S. Bankruptcy Code, (y) otherwise acted on any matter related to any Loan Document, or (z) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action, and all Loans held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders or all Lenders have taken any actions, except that no amendment, modification or waiver of any Loan Document shall, without the consent of the applicable Affiliated Lender, deprive any Affiliated Lender of its Pro Rata Share of any payment to which all Lenders are entitled or affect an Affiliated Lender in a manner that is disproportionate to the effect on any Lender that is not an Affiliated Lender. (ii) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that (and each Affiliated Lender Assignment Agreement shall provide a confirmation that) if a proceeding under any bankruptcy, reorganization or insolvency case or proceeding shall be commenced by or against Parent or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Loans held by such Affiliated Lender in a manner such that all Affiliated Lenders will be deemed to vote in the same proportion as Lenders that are not Affiliated Lenders, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Loans held by it in order to provide that all Affiliated Lenders will be deemed to vote in the same proportion as Lenders that are not Affiliated Lenders; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization 105 proposes to treat any Obligations held by such Affiliated Lender in a manner that has a disproportionate effect on such Affiliated Lender as compared to the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders. (g) Debt Fund Affiliates. Notwithstanding anything in this Section 10.5 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (x) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (y) otherwise acted on any matter related to any Loan Document, or (z) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Loans held by Debt Fund Affiliates, in the aggregate, may not account for more than 25.0% of the Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to this Section 10.5, except that no amendment, modification or waiver of any Loan Document shall, without the consent of the applicable Debt Fund Affiliate, deprive any Debt Fund Affiliate of its Pro Rata Share of any payment to which all Lenders are entitled or affect a Debt Fund Affiliate in a manner that is disproportionate to the effect on any Lender that is not a Debt Fund Affiliate. Section 10.6 Successors and Assigns; Participations. (a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. Except as expressly permitted pursuant to Section 6.8 of this Agreement, no Loan Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders (and any purported assignment or delegation without such consent shall be null and void) and of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Right to Assign. Subject to Section 2.4(b), each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment or Loans owing to it or other Obligations (provided that pro rata assignments shall not be required and each assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and any related Commitments): (i) to any Person other than Excluded Institutions meeting the criteria of clause (i) of the definition of the term “Eligible Assignee” upon the giving of notice to Parent and the Administrative Agent; and (ii) to any Person other than Excluded Institutions meeting the criteria of clause (ii) of the definition of the term “Eligible Assignee” upon giving of notice to Parent and the Administrative Agent and, so long as no Event of Default has then 106 occurred and is continuing, with the prior written consent of Parent (not to be unreasonably withheld, delayed or conditioned); provided, that such consent shall be deemed to have been given if Parent has not responded within ten (10) Business Days after notice by the Administrative Agent or the respective assigning Lender; provided, further, that it shall be deemed reasonable for Parent to withhold consent if the proposed assignee has filed a claim with respect to or has otherwise initiated, or is or has been a party to or subject to, any Adverse Proceeding, controversy or dispute with respect to any Contractual Obligation with Parent or any of its Subsidiaries. provided that each such assignment pursuant to this Section 10.6(b) shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount as may be agreed to by the Administrative Agent or as shall constitute the aggregate amount of the Effective Date Term Loan, the Second Draw Term Loan or the New Term Loans of a Series of the assigning Lender) with respect to the assignment of Loans; provided, further, that the Related Funds of any individual Lender may aggregate their Loans for purposes of determining compliance with such minimum assignment amounts (it being understood and agreed that at the request of any Lender the Administrative Agent shall be permitted to disclose to such Lender the identity of each Excluded Institution); provided, further, in the case of any Assignee that, immediately prior to or upon giving effect to such assignment, is an Affiliated Lender, such assignment shall be subject to the additional limitations set forth in Section 10.6(h); provided, further, that such assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, a properly completed and duly executed copy of IRS Form W-9 (or other applicable tax form) and all other documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including, without limitation, the PATRIOT Act. (c) Assignment Agreements. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to the Administrative Agent a duly signed Assignment Agreement and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver pursuant to Section 2.16(c), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable in the case of an Eligible Assignee which is already a Lender or is an Affiliate or Related Fund of a Lender or a Person under common management with a Lender). (d) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Effective Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it shall make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of 107 such Commitments or Loans or any interests therein shall at all times remain within its exclusive control). (e) Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the Assignment Effective Date (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent of its interest in the Loans and Commitments as reflected in the Register and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof, including under Section 10.7) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date; provided that anything contained in any of the Loan Documents to the contrary notwithstanding, such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); (iii) the Commitments shall be modified to reflect any Commitment of such assignee; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to the Administrative Agent for cancellation, and thereupon Parent shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new outstanding Loans of the assignee and/or the assigning Lender. (f) Participations. (i) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Parent, any of its Subsidiaries or any of its Affiliates and other than any Excluded Institution) in all or any part of its Commitments, Loans or in any other Obligation. No consent of the Administrative Agent or Parent shall be required in connection with any such participation. (ii) The holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan or Note in which such participant is participating, change the amount or due dates of scheduled principal repayments or prepayments or premiums or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with an amendment to the Default Rate in Section 2.7 or a waiver of any obligation of Parent to pay interest at the Default Rate) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Loan Party of any of its rights and obligations under this Agreement, (C) amend the definition of “Required Lenders” (or amend Section 10.5(a) in a manner that has the same effect as an 108 amendment to such definition) or the definition of “Pro Rata Share” or (D) release all or substantially all of the Subsidiary Guarantors or all or substantially all of the Collateral under the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such participant is participating. All amounts payable by Parent or any other Loan Party hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any participant only shall be derivative through the Lender with whom such participant participates and no participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, any Agent, Parent, the other Loan Parties or otherwise in respect of the Obligations. (iii) Parent agrees that each participant shall be entitled to the benefits of Sections 2.15 and 2.16 (subject to the limitations and requirements of Section 2.16(c); provided that any documentation required under Section 2.16(c) shall be provided solely to the Lender that sold the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (c) of this Section 10.6; provided that a participant shall agree to be subject to Section 2.16 as though it were a Lender and shall not be entitled to receive any greater payment under Sections 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, except to the extent such entitlement to a greater payment results from a Change in Law occurring after the participant became a participant; provided, further, that nothing herein shall require any notice to Parent or any other Person in connection with the sale of any participation. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender; provided that such participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participating interest in its Commitments, Loans or in any other Obligation to a participant, shall, as an agent of Parent solely for the purposes of this Section 10.6(f), maintain a register (a “Participant Register”) containing the name and principal and interest amounts of the participating interest of each participant entitled to receive payments in respect of such participating interests; provided, however, that a Lender shall have no obligation to show its Participant Register to any Loan Party except to the extent required to demonstrate to the Internal Revenue Service in connection with a tax audit that the Loans are in “registered form” for U.S. federal income tax purposes. The entries in a Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (g) Certain Other Assignments and Participations. In addition to any other assignment or participation permitted pursuant to this Section 10.6 and subject to the limitations set forth in Section 10.6(b), respectively, any Lender may assign and/or pledge (without the consent of Parent or the Administrative Agent) all or any portion of its Loans, the other 109

Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no Lender, as between Parent and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge; provided, further, that in no event shall the applicable Federal Reserve Bank, pledgee or trustee, be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder. (h) Affiliated Lenders. Notwithstanding the foregoing, any Lender may at any time, sell or assign all or a portion of its rights and obligations with respect to Loans under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender, subject to the following limitations: (i) the assigning Lender and the Affiliated Lender purchasing such Lender’s Loans shall execute and deliver to the Administrative Agent an Affiliated Lender Assignment Agreement; (ii) Affiliated Lenders will not (x) receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II or (y) challenge the attorney-client privilege of the Lenders or the Administrative Agent on the basis of any such Affiliated Lender’s status as a Lender; (iii) each Lender (other than any other Affiliated Lender) that assigns any Loans to an Affiliated Lender shall deliver to the Administrative Agent and Parent a customary Big Boy Letter, or other documentation as may be agreed by Parent and the Administrative Agent; (iv) the aggregate principal amount of Loans held at any one time by Affiliated Lenders shall not exceed 25% of the original principal amount of all Loans at such time outstanding (such percentage, the “Affiliated Lender Cap”); provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap, the assignment of such excess amount will be void ab initio; and (v) as a condition to each assignment pursuant to this clause (v), the Administrative Agent and Parent shall have been provided a notice in the form of Exhibit D-3 to this Agreement (a “Notice of Affiliate Assignment”) in connection with each assignment to an Affiliated Lender or a Person that upon effectiveness of such assignment would constitute an Affiliated Lender pursuant to which such Affiliated Lender shall waive any right to bring any action in connection with such Loans against the Administrative Agent, in its capacity as such. 110

Each Affiliated Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender. Such notice shall contain the type of information required and be delivered to the same addressee as set forth in Exhibit D-3. Notwithstanding anything to the contrary contained herein, any Affiliated Lender that has purchased Loans pursuant to this subsection (h) may, in its sole discretion, contribute, directly or indirectly, the principal amount of such Loans, plus all accrued and unpaid interest thereon, to Parent for the purpose of cancelling and extinguishing such Loans. Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Loans shall reflect such cancellation and extinguishing of the Loans then held by Parent and (y) Parent shall promptly provide notice to the Administrative Agent of such contribution of such Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Loans in the Register. Section 10.7 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Loan. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Loan Party set forth in Sections 2.15, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.13, 9.3(b) and 9.6 shall survive the payment of the Loans, and the termination hereof. Section 10.8 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Loan Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. Section 10.9 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to the Administrative Agent or Lenders (or to the Administrative Agent, on behalf of Lenders), or any Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be automatically reinstated and continued in full 111 force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred. Section 10.10 Severability. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. Section 10.11 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to Section 9.8(b), each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Section 10.12 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect. Section 10.13 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY LAW, RULE, PROVISION OR PRINCIPLE OF CONFLICTS OF LAWS THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. Section 10.14 CONSENT TO JURISDICTION. PARENT AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST ANY AGENT, ANY LENDER OR ANY AFFILIATE OF ANY OF THE FOREGOING, IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN A FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND SUBJECT TO CLAUSE (E) OF THE FINAL SENTENCE OF THIS SECTION 10.14, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL 112

JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW (WITHOUT DEROGATING FROM ANY PARTY’S RIGHT TO APPEAL ANY SUCH JUDGMENT). NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST PARENT OR ANY OF ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES (I) JURISDICTION AND VENUE OF COURTS IN ANY OTHER JURISDICTION IN WHICH IT MAY BE ENTITLED TO BRING SUIT BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE AND (II) ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. Section 10.15 Confidentiality; Platform; Borrower Materials. (a) Each Agent and each Lender shall hold confidential all information regarding Parent and its Subsidiaries and their businesses and obtained by such Agent or such Lender in connection with or pursuant to the requirements of this Agreement or any other Loan Document, it being understood and agreed by Parent that, in any event, the Administrative Agent may disclose such information to the Lenders and each Agent and each Lender may make (i) disclosures of such information to employees, directors, agents, advisors, representatives, Affiliates or Related Funds of such Lender or Agent (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and to keep such information confidential), (ii) disclosures of such information in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to Parent and its obligations (it being understood that the Persons to whom such disclosure is made will be informed of the 113 confidential nature of such information and agree to be bound by either the provisions of this Section 10.15 or other provisions at least as restrictive as this Section 10.15), (iii) disclosure to any rating agency when required by it; provided that, prior to any disclosure, such rating agency has undertaken in writing to preserve the confidentiality of any confidential information relating to the Loan Parties received by it from any Agent or any Lender, (iv) disclosures in connection with the exercise of any remedies hereunder or under any other Loan Document, (v) disclosures required or requested by any governmental agency or representative thereof or pursuant to legal or judicial process or by any regulatory authority having or claiming authority over any Lender (provided that unless prohibited by applicable law or court order, each Agent and each Lender shall make commercially reasonable efforts to notify Parent of any such disclosure or request prior to such disclosure), (vi) disclosures with the consent of Parent and (vii) disclosures of such information to the extent such information becomes publicly available other than as a result of a breach of this Section 10.15 or becomes available to the any Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than Parent or any other Loan Party. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. (b) Parent hereby acknowledges that (i) the Agents will make available to the Lenders materials and/or information provided by or on behalf of Parent hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Syndtrak or another similar electronic system (the “Platform”), and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Parent or its Subsidiaries or any of their respective securities) (each, a “Public Lender”). Parent hereby agrees that (x) by marking Borrower Materials “PUBLIC,” Parent shall be deemed to have authorized the Agents and the Lenders to treat such Borrower Materials as solely containing information that is either (A) publicly available information or (B) not material (although it may be sensitive and proprietary) with respect to Parent or the Subsidiaries or any of their respective securities for purposes of United States Federal securities laws (provided, however, that such Borrower Materials shall be treated as set forth in Section 10.15(a), to the extent such Borrower Materials constitute information subject to the terms thereof), (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Agents shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor”. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENTS AND THEIR RELATED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENTS OR ANY OF THEIR RELATED PARTIES IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agents or their Related Parties have any liability to any Loan Party, any 114

Lender or any other person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Agents’ transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent such losses, claims, damages, liabilities or expenses are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agents or any of their Related Parties. Section 10.16 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law, shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Parent shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Parent to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Parent. Section 10.17 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof. Section 10.18 Effectiveness; Entire Agreement; No Third Party Beneficiaries. This Agreement shall become effective upon the occurrence of the Effective Date. This Agreement and the other Loan Documents represent the entire agreement of Parent and its Subsidiaries, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, express or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Indemnitees) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. 115

Section 10.19 PATRIOT Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that shall allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the PATRIOT Act. Section 10.20 Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any other Loan Document and any Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.21 No Fiduciary Duty. Each Agent, each Lender and their Affiliates (collectively, solely for purposes of this Section 10.21, the “Lenders”) may have economic interests that conflict with those of Parent. Parent agrees that nothing in the Loan Documents or otherwise shall be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders and Parent, its stockholders or its affiliates. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Lenders, on the one hand, and Parent, on the other, (ii) in connection therewith and with the process leading to such transaction each of the Lenders is acting solely as a principal and not the agent or fiduciary of Parent, its management, stockholders, creditors or any other person, (iii) no Lender has assumed an advisory or fiduciary responsibility in favor of Parent with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its affiliates has advised or is currently advising Parent on other matters) or any other obligation to Parent except the obligations expressly set forth in the Loan Documents and (iv) Parent has consulted its own legal and financial advisors to the extent it deemed appropriate. Parent further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Parent agrees that it shall not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Parent, in connection with such transaction or the process leading thereto, and agrees to waive any claims for breach of any alleged fiduciary duty by any Lender. Section 10.22 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/PARENT RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND 116

STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.22 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. Section 10.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 117

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. NEW RESIDENTIAL INVESTMENT CORP., as Parent and the Borrower By: /s/ Nicola Santoro, Jr, Name: Nicola Santoro, Jr. Title: Chief Financial Officer MSR WAC LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ RESIDENTIAL MORTGAGE LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer and Chief Operating Officer NRZ ADVANCES HOLDCO LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ CONSUMER 2016-1 LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Senior Secured Term Loan Facility Agreement]

NRZ COVIUS HOLDINGS 1 LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ COVIUS HOLDINGS 2 LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ COVIUS HOLDINGS 3 LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ MBN ISSUER HOLDINGS LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ MORTGAGE HOLDINGS LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Senior Secured Term Loan Facility Agreement]

NRZ PRO I LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ PRO II LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ PRO III LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ RA HOLDINGS LLC, as a Subsidiary Guarantor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Senior Secured Term Loan Facility Agreement]

CORTLAND CAPITAL MARKET SERVICES LLC, as Administrative Agent and Collateral Agent By: /s/ Emily Ergang Pappas Name: Emily Ergang Pappas Title: Head of Legal [Signature Page to Senior Secured Term Loan Facility Agreement]

CANYON FINANCE (CAYMAN) LIMITED THE CANYON VALUE REALIZATION MASTER FUND-X, L.P. CANYON VALUE REALIZATION FUND, L.P. CBFVEST HOLDINGS LTD. GRFVEST HOLDINGS LTD. CANYON IC CREDIT MASTER FUND L.P. CANYON DISTRESSED OPPORTUNITY MASTER FUND III, L.P. CANYON NZ-DOF INVESTING, L.P. CANYON DISTRESSED TX (A) LLC CANYON DISTRESSED TX (B) LLC CANYON-EDOF (MASTER) L.P. EP CANYON LTD. By: Canyon Capital Advisors LLC, the Investment Advisor to each of the above-listed funds By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory CANYON BLUE CREDIT INVESTMENT FUND, L.P. By: Canyon Capital Advisors LLC, its Co-Investment Advisor By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory By: Canyon Partners Real Estate LLC, its Co-Investment Advisor By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory [Signature Page to Senior Secured Term Loan Facility Agreement]